Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of December 5, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 12, 2011 (the “Credit Agreement”), by and among CONSOL Energy Inc. (the “Borrower”), the lenders and agents party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement as amended by this Amendment.

WITNESSETH

WHEREAS, on October 25, 2013, the Borrower entered into a definitive agreement to sell all of the capital stock of its wholly-owned subsidiary Consolidation Coal Company to Ohio Valley Resources, Inc.;

WHEREAS, the Borrower has requested the amendments to the Credit Agreement set forth herein in order to permit such sale and to make certain other changes to the Credit Agreement;

WHEREAS, PNC Capital Markets LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint lead arrangers and joint bookrunners for this Amendment;

WHEREAS, the contemplated amendments require the consent of each Lender under the Credit Agreement;

WHEREAS, as of the Amendment No. 1 Effective Date, the Borrower will exercise its right under Section 5.6.2(i) of the Credit Agreement to terminate the Commitment of each Lender (an “Amendment No. 1 Non-Consenting Lender”) that does not execute and deliver a consent to this Amendment in the form of Exhibit A hereto (a “Consent”) by the Consent Deadline (as defined below); and

WHEREAS, effective as of the Amendment No. 1 Effective Date, the Revolving Credit Commitment of each Lender shall be revised as set forth on Schedule 1.1(B) hereto.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendments.

(a) The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the Credit Agreement as amended by this Amendment attached as Exhibit B hereto.

(b) The following schedules and exhibits to the Credit Agreement are, effective as of the Amendment No. 1 Effective Date, hereby amended and restated in the forms attached hereto with the corresponding schedule or exhibit numbers, as applicable:

(i)	Schedule 1.1(A)

(ii)	Schedule 1.1(B)

(iii)	Schedule 1.1(R)

(iv)	Schedule 6.1.2

(v)	Schedule 6.1.13

(vi)	Schedule 8.1.14

(vii)	Schedule 8.1.16

(viii)	Exhibit 8.3.4

(c) The following schedule to the Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby added in the form attached hereto:

(i)	Schedule 1.1(C)

(d) The Guaranty Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the Guaranty Agreement as amended by this Amendment attached as Exhibit C hereto.

(e) The CNX Gas Guaranty Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the CNX Gas Guaranty Agreement as amended by this Amendment attached as Exhibit D hereto.

(f) The CCC Disposed Entities are, effective as of the Amendment No. 1 Effective Date, hereby released from their obligations under the Loan Documents, and all liens and security interests in the equity interests and assets of the CCC Disposed Entities to secure the Obligations (other than any Mortgages, from which releases will be addressed in separate documents to the extent applicable) are hereby released. The Administrative Agent and the Collateral Trustee are hereby authorized by the Lenders to execute such documents and instruments and take such actions as the Loan Parties request and the Administrative Agent or the Collateral Trustee, as the case may be, deems appropriate to effectuate the foregoing.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 1 Effective Date”):

(a) Execution and Delivery of Amendment. The Borrower and the Administrative Agent shall have executed and delivered this Amendment, and the Administrative Agent shall have received Consents executed and delivered by the Required Lenders and, after giving effect to Section 3 hereof, each Lender.

(b) CCC Transaction. Substantially concurrently with the effectiveness of this Amendment, the CCC Transaction shall have been or shall be consummated.

(c) Officer’s Certificate. The representations and warranties of each of the Loan Parties contained in the Loan Documents shall be true and accurate on and as of the Amendment No. 1 Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); each of the Loan Parties shall have performed and complied with all covenants and conditions in the Loan Documents, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of each of the Loan Parties, dated the Amendment No. 1 Effective Date and signed by a Responsible Officer or Authorized Officer of each of the Loan Parties, to each such effect.

(d) Notes. The Notes (for each Lender that requested a Note at least two Business Days prior to the Amendment No. 1 Effective Date) shall have been duly executed by each of the Loan Parties thereto and delivered to the Administrative Agent.

(e) Secretary’s Certificate. The Borrower shall have delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Amendment No. 1 Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate:

(i) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date;

(ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents being executed and delivered as of the Amendment No. 1 Effective Date and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent, an Issuing Lender, and each Lender may conclusively rely; and

(iii) that attached thereto are copies of its organizational documents, including its certificate of incorporation and bylaws or certificate of limited partnership and partnership agreement or certificate of formation and limited liability company agreement as in effect on the Amendment No. 1 Effective Date certified as of a recent date by the appropriate state official where such documents are filed in a state office, or in the alternative (other than in the case of the Borrower), that the copies of its organizational documents, including its certificate of incorporation and bylaws or certificate of limited partnership and partnership agreement or certificate of formation and limited liability company agreement have not been amended since the Closing Date (or the applicable Joinder Date) and are in full force and effect, together with recently dated certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized.

(f) Legal Opinions. The Administrative Agent shall have received the executed legal opinions, dated as of the Amendment No. 1 Effective Date and substantially consistent with the legal opinions delivered on the Closing Date pursuant to Section 7.1.4 of the Credit Agreement, with such changes as are appropriate to reflect the transactions contemplated by this Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(g) Repayment. If any Revolving Credit Loans are outstanding as of the Amendment No. 1 Effective Date, in accordance with Section 5.6.2(i) of the Credit Agreement, the Borrower shall have prepaid or shall concurrently prepay the Revolving Credit Loans of each Amendment No. 1 Non-Consenting Lender, together with all interest accrued and unpaid thereon and accrued and unpaid fees and all other amounts payable to such Lender.

(h) Release of Guaranty under CNX Gas Credit Agreement. The Administrative Agent shall have received satisfactory evidence that the CCC Disposed Entities will be, as of the Amendment No. 1 Effective Date, released from their Guaranties of the obligations under the CNX Gas Credit Agreement.

(i) Insurance. Evidence that adequate insurance, including flood insurance, if applicable, required to be maintained under the Loan Documents is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured, and the Collateral Trustee, as mortgagee and lender loss payee, and evidence that the Loan Parties have taken all actions required under the Flood Laws to the extent reasonably requested by the Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, to the extent required, obtaining flood insurance in form and substance satisfactory to the Administrative Agent for such property, structures and contents prior to such property, structures and contents becoming Collateral.

(j) Real Estate Deliverables. The Administrative Agent shall have received an amendment and, to the extent necessary, an assumption agreement with respect to each Mortgage that remains in effect subsequent to the closing of the CCC Transaction (each, a “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case, in form and substance reasonably acceptable to the Administrative Agent.

(k) Release Notice. The Collateral Trustee shall have received a Release Notice (as defined in the Collateral Trust Agreement) with respect to the assets and entities to be released pursuant to the CCC Transaction.

(l) Compliance Certificate. The Administrative Agent shall have received an executed Compliance Certificate dated as of the Amendment No. 1 Effective Date and giving pro forma effect to the CCC Disposition.

(m) Consent Fees. The Borrower shall have paid to the Administrative Agent for the account of each Applicable Lender (as defined below) a consent fee equal to the applicable percentage of its Revolving Credit Commitment set forth on
Schedule 1.1(B) hereto as posted to the Lenders via Syndtrax on November 6, 2013. “Applicable Lender” shall mean each Lender that has executed and delivered to the Administrative Agent the Consent prior to 2:00 p.m., New York City time, on November 26, 2013 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent (the “Consent Deadline”).

(n) Fees and Expenses. All fees and expenses payable on or before the Amendment No. 1 Effective Date by the Borrower to the Administrative Agent (or its Affiliates) in connection with this Amendment shall have been paid, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(o) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

3. Termination of Commitments of Non-Consenting Lenders. Effective as of the Amendment No. 1 Effective Date, pursuant to Section 5.6.2(i) of the Credit Agreement, the Borrower hereby terminates the Commitment of each Amendment No. 1 Non-Consenting Lender.

4. Full Force and Effect. All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents, except, in each case, as expressly modified by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement as of the Amendment No. 1 Effective Date and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

5. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

7. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles. The provisions of Section 11.11.2 through 11.11.15 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

CONSOL ENERGY INC.

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

GUARANTORS:

CONSOL ENERGY HOLDINGS LLC VI

By:	/s/ John M. Reilly
John M. Reilly, Vice President and Treasurer

GUARANTOR:

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Treasurer

[Signature Page to Amendment No. 1 to CONSOL Amended and Restated Credit Agreement]

GUARANTORS:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND LLC

CNX MARINE TERMINALS INC.

CNX RCPC LLC

CONSOL ENERGY SALES COMPANY

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CNX WATER ASSETS LLC

CONSOL PENNSYLVANIA COAL

COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PETERS CREEK MINERAL SERVICES, INC.

R&PCC LLC

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

VAUGHAN RAILROAD COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

[Signature Page to Amendment No. 1 to CONSOL Amended and Restated Credit Agreement]

GUARANTORS:

CONSOL AMONATE FACILITY LLC

CONSOL AMONATE MINING COMPANY LLC

CONSOL BUCHANAN MINING COMPANY LLC

CONSOL MINING COMPANY LLC

CONSOL MINING HOLDING COMPANY LLC

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

LAUREL RUN MINING COMPANY

WINDSOR COAL COMPANY

By:	/s/ Steven T. Aspinall
Steven T. Aspinall, Treasurer of each Guarantor listed above on behalf of each such Guarantor

GUARANTOR:

CONRHEIN COAL COMPANY

By:	CONSOL MINING HOLDING COMPANY LLC, a general partner

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Treasurer

GUARANTOR:

CONSOL FINANCIAL INC.

By:	/s/ Christopher C. Jones
Name:	Christopher C. Jones
Title:	Vice President and Secretary

GUARANTOR:

PAROS CORP.

By:	/s/ David M. Khani
Name:	David M. Khani
Title:	Treasurer

[Signature Page to Amendment No. 1 to CONSOL Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and Issuing Lender

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to CONSOL Amended and Restated Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”) to (i) the certain Credit Agreement, dated as of April 12, 2011 (the “Credit Agreement”) by and among CONSOL Energy Inc. (the “Borrower”), the lenders party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”), (ii) the Guaranty Agreement dated as of April 12, 2011 among the Guarantors party thereto and the Administrative Agent and (iii) the CNX Gas Guaranty Agreement among the Guarantors party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender hereby consents to the Amendment.

,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Consent to Amendment No. 1 to CONSOL Amended and Restated Credit Agreement]

~~EXECUTION VERSION~~EXHIBIT B

$~~1,500,000,000~~1,000,000,000 REVOLVING CREDIT FACILITY

AMENDED AND RESTATED

CREDIT AGREEMENT

by and among

CONSOL ENERGY INC.

and

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

and

THE LENDERS PARTY HERETO

and

PNC BANK, NATIONAL ASSOCIATION,

as the Administrative Agent

and

BANK OF AMERICA, N.A.,

as the Syndication Agent

and

THE BANK OF NOVA SCOTIA

THE ROYAL BANK OF SCOTLAND PLC, and

SOVEREIGN BANK,

as the Co-Documentation Agents

and

PNC CAPITAL MARKETS LLC and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

as Joint Lead Arrangers and Joint Bookrunners

Dated as of April 12, 2011

And as amended by Amendment No. 1 on December 5, 2013

TABLE OF CONTENTS

Page
1. CERTAIN DEFINITIONS
1.1 CERTAIN DEFINITIONS	1
1.2 CONSTRUCTION	~~36~~38
1.3 ACCOUNTING PRINCIPLES	~~36~~38
1.4 VALUATIONS	~~37~~39
2. REVOLVING CREDIT AND SWING LOAN FACILITIES
2.1 REVOLVING CREDIT COMMITMENTS	~~37~~39
2.1.1 REVOLVING CREDIT LOANS	~~37~~39
2.1.2 SWING LOAN COMMITMENT	~~38~~40
2.2 NATURE OF LENDERS’ OBLIGATIONS WITH RESPECT TO REVOLVING CREDIT LOANS	~~38~~40
2.3 COMMITMENT FEES	~~38~~40
2.4 COMMITMENT REDUCTION	41
2.4.1 VOLUNTARY COMMITMENT ~~REDUCTION.~~REDUCTIONS	~~39~~41
2.4.2 MANDATORY COMMITMENT REDUCTIONS	41
2.5 REVOLVING CREDIT LOAN REQUESTS; SWING LOAN REQUESTS	~~39~~41
2.5.1 REVOLVING CREDIT LOAN REQUESTS	~~39~~41
2.5.2 SWING LOAN REQUESTS	~~40~~42
2.6 MAKING REVOLVING CREDIT LOANS AND SWING LOANS; PRESUMPTIONS BY THE ADMINISTRATIVE AGENT; REPAYMENT OF LOANS	~~40~~42
2.6.1 MAKING REVOLVING CREDIT LOANS	~~40~~42
2.6.2 PRESUMPTIONS BY THE ADMINISTRATIVE AGENT	~~40~~43
2.6.3 MAKING SWING LOANS	~~41~~43
2.6.4 REPAYMENT OF LOANS	~~41~~43
2.7 NOTES	~~41~~43
2.8 USE OF PROCEEDS	~~41~~44
2.9 LETTER OF CREDIT SUBFACILITY	~~41~~44
2.9.1 ISSUANCE OF LETTERS OF CREDIT	~~41~~44
2.9.2 LETTER OF CREDIT FEES	~~43~~45
2.9.3 PARTICIPATIONS, DISBURSEMENTS, REIMBURSEMENT	~~43~~46
2.9.4 REPAYMENT OF PARTICIPATION ADVANCES	~~45~~47
2.9.5 DOCUMENTATION	~~45~~48
2.9.6 DETERMINATIONS TO HONOR DRAWING REQUESTS	~~46~~48
2.9.7 NATURE OF PARTICIPATION AND REIMBURSEMENT OBLIGATIONS	~~46~~48
2.9.8 INDEMNITY	~~47~~50
2.9.9 LIABILITY FOR ACTS AND OMISSIONS	~~48~~50
2.9.10 CASH COLLATERAL PRIOR TO THE EXPIRATION DATE	~~49~~52
2.10 BORROWINGS TO REPAY SWING LOANS	~~50~~52
2.11 INCREASE IN REVOLVING CREDIT COMMITMENTS	~~50~~52
3. RESERVED
4. INTEREST RATES
4.1 INTEREST RATE OPTIONS	~~52~~55

-i-

Page
4.1.1 REVOLVING CREDIT INTEREST RATE OPTIONS; SWING LINE INTEREST RATE	~~53~~55
4.1.2 RATE QUOTATIONS	~~53~~56
4.2 INTEREST PERIODS	~~53~~56
4.2.1 AMOUNT OF BORROWING TRANCHE	~~54~~56
4.2.2 RENEWALS	~~54~~56
4.3 INTEREST AFTER DEFAULT	~~54~~56
4.3.1 LETTER OF CREDIT FEES, INTEREST RATE	~~54~~56
4.3.2 OTHER OBLIGATIONS	~~54~~56
4.3.3 ACKNOWLEDGMENT	~~54~~57
4.4 LIBOR RATE UNASCERTAINABLE; ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE	~~54~~57
4.4.1 UNASCERTAINABLE	~~54~~57
4.4.2 ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE	~~55~~57
4.4.3 ADMINISTRATIVE AGENT’S AND LENDER’S RIGHTS	~~55~~57
4.5 SELECTION OF INTEREST RATE OPTIONS	~~56~~58
5. PAYMENTS
5.1 PAYMENTS	~~56~~58
5.2 PRO RATA TREATMENT OF LENDERS	~~56~~59
5.3 SHARING OF PAYMENTS BY LENDERS	~~57~~59
5.4 PRESUMPTIONS BY ADMINISTRATIVE AGENT	~~58~~60
5.5 INTEREST PAYMENT DATES	~~58~~61
5.6 VOLUNTARY PREPAYMENTS	~~58~~61
5.6.1 RIGHT TO PREPAY	~~58~~61
5.6.2 REPLACEMENT OF A LENDER	~~59~~62
5.7 MITIGATION OBLIGATION	~~60~~63
5.8 INCREASED COSTS	~~60~~63
5.8.1 INCREASED COSTS GENERALLY	~~61~~63
5.8.2 CAPITAL REQUIREMENTS	~~61~~64
5.8.3 CERTIFICATES FOR REIMBURSEMENT; REPAYMENT OF OUTSTANDING LOANS; BORROWING OF NEW LOANS	~~62~~64
5.8.4 DELAY IN REQUESTS	~~62~~64
5.9 TAXES	~~62~~65
5.9.1 PAYMENTS FREE OF TAXES	~~62~~65
5.9.2 PAYMENT OF OTHER TAXES BY THE BORROWER	~~62~~65
5.9.3 INDEMNIFICATION BY THE BORROWER	~~63~~65
5.9.4 EVIDENCE OF PAYMENTS	~~63~~65
5.9.5 STATUS OF LENDERS; REFUNDS	~~63~~67
5.10 INDEMNITY	~~65~~68
5.11 SETTLEMENT DATE PROCEDURES	~~65~~68
6. REPRESENTATIONS AND WARRANTIES
6.1 REPRESENTATIONS AND WARRANTIES	~~66~~68
6.1.1 ORGANIZATION AND QUALIFICATION	~~66~~68
6.1.2 SUBSIDIARIES	~~66~~69
6.1.3 POWER AND AUTHORITY	~~67~~69
6.1.4 VALIDITY AND BINDING EFFECT	~~67~~69

-ii-

Page
6.1.5 NO CONFLICT	~~67~~69
6.1.6 LITIGATION	~~67~~70
6.1.7 FINANCIAL STATEMENTS	~~68~~70
6.1.8 USE OF PROCEEDS; MARGIN STOCK	~~68~~71
6.1.9 FULL DISCLOSURE	~~69~~71
6.1.10 TAXES	~~69~~71
6.1.11 CONSENTS AND APPROVALS	~~69~~71
6.1.12 NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS	~~69~~72
6.1.13 INSURANCE	~~69~~72
6.1.14 COMPLIANCE WITH LAWS	~~70~~72
6.1.15 MATERIAL CONTRACTS; BURDENSOME RESTRICTIONS	~~70~~72
6.1.16 INVESTMENT COMPANIES; REGULATED ENTITIES	~~70~~72
6.1.17 ERISA COMPLIANCE	~~70~~73
6.1.18 EMPLOYMENT MATTERS; COAL ACT; BLACK LUNG ACT	~~71~~73
6.1.19 ENVIRONMENTAL MATTERS	~~71~~74
6.1.20 ANTI-TERRORISM LAWS	~~72~~74
6.1.21 PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.	~~73~~75
6.1.22 SECURITY INTERESTS	~~73~~75
6.1.23 MORTGAGE LIENS	~~74~~76
6.1.24 STATUS OF THE PLEDGED COLLATERAL	~~74~~76
6.1.25 SOLVENCY	~~74~~76
6.1.26 PERMIT BLOCKAGE	~~74~~77
6.1.27 BONDING CAPACITY	~~74~~77
6.2 UPDATES TO SCHEDULES	~~75~~77
7. CONDITIONS
7.1 CONDITIONS TO AMENDMENT AND RESTATEMENT	~~75~~77
7.1.1 OFFICER’S CERTIFICATE	~~75~~78
7.1.2 SECRETARY’S CERTIFICATE	~~75~~78
7.1.3 DELIVERY OF LOAN DOCUMENTS	~~76~~78
7.1.4 OPINION OF COUNSEL	~~76~~79
7.1.5 LEGAL DETAILS	~~77~~79
7.1.6 PAYMENT OF FEES	~~77~~79
7.1.7 OFFICER’S CERTIFICATE REGARDING MACS	~~77~~79
7.1.8 NO VIOLATION OF LAWS	~~77~~80
7.1.9 NO ACTIONS OR PROCEEDINGS	~~77~~80
7.1.10 SCHEDULES	~~78~~80
7.1.11 FINANCIAL STATEMENTS AND FINANCIAL PROJECTIONS	~~78~~80
7.1.12 ERISA; OTHER DUE DILIGENCE	~~78~~81
7.1.13 REPAYMENTS	~~78~~81
7.1.14 COLLATERAL MATTERS	~~78~~81
7.2 EACH ADDITIONAL LOAN OR LETTER OF CREDIT	~~80~~82
8. COVENANTS
8.1 AFFIRMATIVE COVENANTS	~~80~~83
8.1.1 PRESERVATION OF EXISTENCE, ETC.	~~80~~83
8.1.2 PAYMENT OF LIABILITIES, INCLUDING TAXES, ETC.	~~80~~83
8.1.3 MAINTENANCE OF INSURANCE	~~81~~84

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Page
8.1.4 MAINTENANCE OF PROPERTIES AND LEASES	~~82~~84
8.1.5 VISITATION RIGHTS; FIELD EXAMINATIONS	~~82~~85
8.1.6 KEEPING OF RECORDS AND BOOKS OF ACCOUNT	~~82~~85
8.1.7 COMPLIANCE WITH LAWS	~~83~~85
8.1.8 USE OF PROCEEDS	~~83~~85
8.1.9 FURTHER ASSURANCES	~~83~~86
8.1.10 SUBORDINATION OF INTERCOMPANY LOANS	~~83~~86
8.1.11 ~~[RESERVED].~~LEASE ASSIGNMENTS	~~83~~86
8.1.12 ANTI-TERRORISM LAWS	~~83~~86
8.1.13 MAINTENANCE OF COAL SUPPLY AGREEMENTS AND MATERIAL CONTRACTS	~~84~~86
8.1.14 COLLATERAL	~~84~~87
8.1.15 MAINTENANCE OF PERMITS	~~84~~87
8.1.16 POST-CLOSING MATTERS	~~84~~87
8.2 NEGATIVE COVENANTS	~~84~~87
8.2.1 INDEBTEDNESS	~~85~~87
8.2.2 LIENS	~~86~~89
8.2.3 GUARANTIES	~~86~~89
8.2.4 LOANS AND INVESTMENTS	~~87~~90
8.2.5 DIVIDENDS AND RELATED DISTRIBUTIONS	~~88~~92
8.2.6 LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS	~~89~~92
8.2.7 DISPOSITIONS OF ASSETS OR SUBSIDIARIES	~~91~~94
8.2.8 AFFILIATE TRANSACTIONS	~~92~~96
8.2.9 SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES	~~93~~96
8.2.10 CONTINUATION OF OR CHANGE IN BUSINESS	~~93~~97
8.2.11 FISCAL YEAR	~~93~~97
8.2.12 ISSUANCE OF STOCK	~~93~~97
8.2.13 CHANGES IN ORGANIZATIONAL DOCUMENTS; AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT	~~94~~97
8.2.14 CERTAIN MATTERS REGARDING CERTAIN OTHER INDEBTEDNESS	~~94~~98
8.2.15 ~~MAXIMUM LEVERAGE RATIO.~~[RESERVED]	~~95~~98
8.2.16 MINIMUM INTEREST COVERAGE RATIO	~~95~~99
8.2.17 MAXIMUM SENIOR SECURED LEVERAGE RATIO	~~95~~99
8.2.18 INCONSISTENT AGREEMENTS	~~95~~99
8.2.19 RESTRICTIONS ON UPSTREAM DIVIDENDS AND PAYMENTS	~~95~~99
8.2.20 CERTAIN MATTERS REGARDING THE COLLATERAL TRUST AGREEMENT	~~95~~99
8.3 REPORTING REQUIREMENTS	~~96~~99
8.3.1 QUARTERLY FINANCIAL STATEMENTS	~~96~~100
8.3.2 ANNUAL FINANCIAL STATEMENTS	~~96~~100
8.3.3 SEC WEB SITE	~~96~~100
8.3.4 CERTIFICATE OF THE BORROWER	~~97~~100
8.3.5 [RESERVED]	~~97~~101
8.3.6 NOTICES	~~97~~101
8.3.7 CERTAIN EVENTS	~~97~~101

-iv-

Page
8.3.8 OTHER REPORTS AND INFORMATION	~~98~~101
9. DEFAULT
9.1 EVENTS OF DEFAULT	~~98~~102
9.1.1 PAYMENTS UNDER LOAN DOCUMENTS	~~98~~102
9.1.2 BREACH OF WARRANTY	~~99~~102
9.1.3 BREACH OF NEGATIVE COVENANTS OR VISITATION RIGHTS	~~99~~102
9.1.4 BREACH OF OTHER COVENANTS	~~99~~103
9.1.5 DEFAULTS IN OTHER AGREEMENTS OR INDEBTEDNESS	~~99~~103
9.1.6 FINAL JUDGMENTS OR ORDERS	~~99~~103
9.1.7 LOAN DOCUMENT UNENFORCEABLE; COLLATERAL TRUST AGREEMENT UNENFORCEABLE	~~99~~103
9.1.8 INABILITY TO PAY DEBTS; ATTACHMENT	~~100~~104
9.1.9 ERISA	~~100~~104
9.1.10 CHANGE OF CONTROL	~~100~~104
9.1.11 INVOLUNTARY PROCEEDINGS	~~100~~104
9.1.12 VOLUNTARY PROCEEDINGS	~~101~~104
9.2 CONSEQUENCES OF EVENT OF DEFAULT	~~101~~104
9.2.1 EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS	~~101~~105
9.2.2 BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS	~~101~~105
9.2.3 SET-OFF	~~102~~105
9.2.4 SUITS, ACTIONS, PROCEEDINGS	~~102~~106
9.2.5 APPLICATION OF PROCEEDS; COLLATERAL TRUST AGREEMENT	~~102~~106
9.2.6 OTHER RIGHTS AND REMEDIES	~~104~~108
9.3 NOTICE OF SALE	~~104~~108
10. THE ADMINISTRATIVE AGENT
10.1 APPOINTMENT AND AUTHORITY	~~104~~108
10.2 RIGHTS AS A LENDER	~~105~~109
10.3 EXCULPATORY PROVISIONS	~~105~~109
10.4 RELIANCE BY AGENTS	~~106~~110
10.5 DELEGATION OF DUTIES	~~106~~110
10.6 RESIGNATION OF AGENTS	~~107~~111
10.7 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS	~~108~~112
10.8 NO OTHER DUTIES, ETC.	~~108~~112
10.9 ADMINISTRATIVE AGENT’S FEE	~~108~~112
10.10 AUTHORIZATION TO RELEASE COLLATERAL AND GUARANTORS; CERTAIN AMENDMENTS	~~108~~112
10.11 NO RELIANCE ON ADMINISTRATIVE AGENT’S CUSTOMER IDENTIFICATION PROGRAM	~~109~~113
10.12 CERTAIN MATTERS REGARDING THE COLLATERAL TRUST AGREEMENT	~~110~~114
11. MISCELLANEOUS
11.1 MODIFICATIONS, AMENDMENTS OR WAIVERS	~~110~~114
11.1.1 INCREASE OF COMMITMENT	~~110~~114

-v-

Page
11.1.2 EXTENSION OF PAYMENT; REDUCTION OF PRINCIPAL INTEREST OR FEES; MODIFICATION OF TERMS OF PAYMENT	~~110~~114
11.1.3 RELEASE OF GUARANTOR	~~111~~114
11.1.4 RELEASE OF COLLATERAL	~~111~~115
11.1.5 MISCELLANEOUS	~~112~~115
11.2 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES	~~112~~116
11.3 EXPENSES; INDEMNITY; DAMAGE WAIVER	~~112~~116
11.3.1 COSTS AND EXPENSES	~~112~~116
11.3.2 INDEMNIFICATION BY THE BORROWER	~~113~~116
11.3.3 REIMBURSEMENT BY LENDERS	~~113~~117
11.3.4 WAIVER OF CONSEQUENTIAL DAMAGES, ETC.	~~114~~117
11.3.5 PAYMENTS	~~114~~118
11.4 HOLIDAYS	~~114~~118
11.5 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION	~~114~~118
11.5.1 NOTICES GENERALLY	~~114~~118
11.5.2 ELECTRONIC COMMUNICATIONS	~~115~~118
11.5.3 CHANGE OF ADDRESS, ETC.	~~115~~119
11.6 SEVERABILITY	~~115~~119
11.7 DURATION; SURVIVAL	~~115~~119
11.8 SUCCESSORS AND ASSIGNS	~~116~~119
11.8.1 SUCCESSORS AND ASSIGNS GENERALLY	~~116~~119
11.8.2 ASSIGNMENTS BY LENDERS	~~116~~120
11.8.3 REGISTER	~~118~~121
11.8.4 PARTICIPATIONS	~~118~~122
11.8.5 LIMITATIONS UPON PARTICIPANT RIGHTS	~~119~~122
11.8.6 CERTAIN PLEDGES; SUCCESSORS AND ASSIGNS GENERALLY	~~119~~122
11.9 CONFIDENTIALITY	~~119~~123
11.9.1 GENERAL	~~119~~123
11.9.2 SHARING INFORMATION WITH AFFILIATES OF THE LENDERS	~~120~~123
11.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS	~~120~~123
11.11 GOVERNING LAW, ETC.	~~120~~124
11.11.1 GOVERNING LAW	~~120~~124
11.11.2 SUBMISSION TO JURISDICTION	~~120~~124
11.11.3 WAIVER OF VENUE	~~121~~124
11.11.4 SERVICE OF PROCESS	~~121~~125
11.11.5 WAIVER OF JURY TRIAL	~~121~~125
11.12 CERTAIN OTHER COLLATERAL MATTERS	~~122~~125
11.13 USA PATRIOT ACT NOTICE	~~122~~126
11.14 AMENDMENT AND RESTATEMENT	~~122~~126
11.15 NO FIDUCIARY DUTY	~~123~~127

-vi-

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)	—	PRICING GRID
SCHEDULE 1.1(B)	—	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(C)	—	REORGANIZATION PRIOR TO CLOSING OF CCC TRANSACTION
SCHEDULE 1.1(P)	—	PERMITTED LIENS
SCHEDULE 1.1(R)	—	REAL PROPERTY
SCHEDULE 2.9	—	EXISTING LETTERS OF CREDIT
SCHEDULE 6.1.1	—	QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.2	—	SUBSIDIARIES
SCHEDULE 6.1.13	—	INSURANCE POLICIES
SCHEDULE 6.1.24	—	STATUS OF PLEDGED COLLATERAL
SCHEDULE 7.1.14.1	—	AMENDMENTS AND ASSIGNMENTS OF SECURITY DOCUMENTS
SCHEDULE 7.1.14.2	—	LIEN SEARCHES
SCHEDULE 8.1.14	—	ASSETS EXCLUDED FROM LIENS
SCHEDULE 8.1.16	—	POST-CLOSING MATTERS
SCHEDULE 8.2.1	—	PERMITTED INDEBTEDNESS
SCHEDULE 8.2.3	—	PERMITTED GUARANTIES

EXHIBITS

EXHIBIT 1.1(A)	—	ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)	—	NEW LENDER JOINDER
EXHIBIT 1.1(G)(1)	—	GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)	—	CNX GAS GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)	—	INDEMNITY
EXHIBIT 1.1(I)(2)	—	CNX GAS INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(I)(3)	—	INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(M)	—	MORTGAGE
EXHIBIT 1.1(N)	—	SWING LOAN NOTE
EXHIBIT 1.1(R)	—	REVOLVING CREDIT NOTE
EXHIBIT 2.5.1	—	LOAN REQUEST
EXHIBIT 2.5.2	—	SWING LOAN REQUEST
EXHIBIT 7.1.4(A)	—	OPINION OF COUNSEL
EXHIBIT 7.1.4(B)	—	OPINION OF REED SMITH LLP
EXHIBIT 7.1.4(C)	—	OPINION OF LOCAL COUNSEL
EXHIBIT 8.2.6	—	ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.4	—	QUARTERLY COMPLIANCE CERTIFICATE

-vii-

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 12, 2011 (and amended by Amendment No. 1 on December 5, 2013) and is made by and among CONSOL ENERGY INC., a Delaware corporation (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), BANK OF AMERICA, N.A., in its capacity as syndication agent (the “Syndication Agent”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the lenders party thereto, Bank of America, N.A., as syndication agent, and PNC Bank, National Association, as administrative agent for the Lenders, entered into that certain Amended and Restated Credit Agreement, dated as of May 7, 2010 (the “2010 Credit Agreement”), providing for a $1,500,000,000 revolving credit facility to the Borrower; and

WHEREAS, the Borrower has requested the Lenders amend and restate the 2010 Credit Agreement as set forth herein; and

WHEREAS, the Lenders agree to amend and restate the 2010 Credit Agreement subject to the terms and conditions in this Agreement; ~~and~~

WHEREAS, the liens, security interests and guaranties securing and supporting the 2010 Credit Agreement shall continue to secure and support the Obligations as amended and restated pursuant to this Agreement~~.~~; and

WHEREAS, effective as of the Amendment No. 1 Effective Date, the Revolving Credit Commitments were reduced to $1,000,000,000 in accordance with Amendment No. 1.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. CERTAIN DEFINITIONS

1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

“2007 Credit Agreement” shall mean the Credit Agreement dated as of June 27, 2007 among the Borrower, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as co-administrative agent for the lenders, and certain other parties.

“2010 Credit Agreement” shall have the meaning assigned to that term in the recitals hereof.

“Account” shall have the meaning set forth in the Security Agreement.

“Administrative Agent” shall mean PNC Bank, National Association, and its successors and assigns.

“Administrative Agent’s Fee” shall have the meaning specified in Section 10.9 [Administrative Agent’s Fee].

“Administrative Agent’s Letter” shall have the meaning specified in Section 10.9 [Administrative Agent’s Fee].

“Affiliate” as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of December 5, 2013, by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Anti-Terrorism Laws” shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

“Applicable Commitment Fee Rate” shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Commitment Fee.”

“Applicable Letter of Credit Fee Rate” shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Letter of Credit Fee.”

“Applicable Margin” shall mean, as applicable:

(A) the percentage spread to be added to the Base Rate applicable to Revolving Credit Loans under the Base Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit Base Rate Spread”, or

(B) the percentage spread to be added to the LIBOR Rate applicable to Revolving Credit Loans under the LIBOR Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit LIBOR Rate Spread”.

“Applicable Senior Notes Indenture Cap” shall mean the maximum amount of Indebtedness permitted under Section 4.03(b)(1) of the Senior Notes (2010) Indentures (as such Section is in effect from time to time); provided that if the Senior Notes (2010) Indentures have been discharged or defeased, Applicable Senior Notes Indenture Cap shall mean the maximum amount of Indebtedness permitted under Section 4.03(b)(1) of the Senior Notes (2011) Indenture (as such Section is in effect from time to time).

“Appraisal” shall mean the appraisal dated June 21, 2010 of the Appraised Collateral prepared by John T. Boyd Company, bearing file no. 2755-64.

“Appraised Collateral” shall mean the UCC Collateral, the Intellectual Property Collateral, the real property that is the subject of the Mortgages (other than the real property that consists of Proved Gas Reserves or any other Gas Properties) and the vessels that are the subject of the Ship Mortgages, but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral], from the Liens created in connection with this Agreement.

“Approved Fund” shall mean any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption Agreement” shall mean an assignment and assumption agreement entered into by a Lender and an assignee permitted under Section 11.8 [Successors and Assigns], in substantially the form of Exhibit 1.1(A).

“Authorized Financial Officer” of any Person shall mean the chief financial officer, treasurer or vice-president finance of such Person or, if there is no chief financial officer, treasurer or vice-president finance of such Person, a vice president of such Person, designated by such Person as being a financial officer authorized to deliver and certify financial information on behalf of the Loan Parties required hereunder.

“Authorized Officer” shall mean those individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

“Availability” shall mean, as of the date of determination, an amount, which equals the sum of (i) the amount of cash or cash equivalents as of such date of the Loan Parties that is not subject to any Lien or other restriction limiting the availability of such funds to repay the Loans, (ii) the difference (if a positive number) between the amount of the Revolving Credit Commitments as of such date, less the Revolving Facility Usage as of such date, and (iii) unused availability under the Permitted Receivables Financing.

“Baltimore Dock Facility” shall mean that certain terminal, storage, loading and dock facility, including all facilities and equipment supporting such facility, located in Baltimore, Maryland owned as of the Closing Date by CNX Marine Terminals, Inc., including all related easements, rights of way and the similar interests used or useful in connection with such facility.

“Baltimore Revenue Bonds” shall mean the $102,865,000 aggregate principal amount of Port Facilities Refunding Revenue Bonds (CNX Marine Terminals Inc. Port of Baltimore Facility) Series 2010.

“Base Rate” shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the Federal Funds Open Rate, plus 0.5%, (b) the Prime Rate, and (c) the Daily LIBOR Rate, plus 100 basis points (1.0%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs.

“Base Rate Option” shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(i) [Revolving Credit Base Rate Option].

“Black Lung Act” shall mean, collectively, the Black Lung Benefits Revenue Act of 1977, as amended and the Black Lung Benefits Reform Act of 1977, as amended.

“Blocked Person” shall have the meaning assigned to such term in Section 6.1.20.2 [Executive Order No. 13224].

“Borrower” shall mean CONSOL Energy Inc., a corporation organized and existing under the laws of the State of Delaware.

“Borrowing Date” shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which date shall be a Business Day.

“Borrowing Tranche” shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

“Capture” shall mean to collect, treat (if necessary), process (if necessary), transport, store (if necessary), market, and sell Gas that is available from any well or any bore or vent hole.

“Cash Collateral” shall mean the cash or deposit account balances deposited with and pledged to the applicable Issuing Lender, as collateral for any Obligations arising under any Letter of Credit with an expiration date that extends beyond the Expiration Date.

“Cash On Hand” shall mean, as of any date of determination, an amount equal to (i) the aggregate amount of ~~all~~unrestricted cash and cash equivalents of the Loan Parties as of such date~~, whether such proceeds are pledged, held in a segregated account or escrow or otherwise by a Loan Party, an escrow agent or another Person, other than cash pledged, escrowed or on deposit to secure performance obligations~~ plus (ii) the aggregate amount of cash and cash equivalents of the Loan Parties pledged to the Collateral Agent in favor of the Secured Parties to secure the Obligations as of such date.

“Casualty Event” shall mean, with respect to any assets of any Loan Party, any loss of title to, any damage to or destruction of, or any condemnation or other taking (including by any Official Body) of, any such assets that occurs after the Closing Date for which the Borrower or any other Loan Party receives insurance proceeds or proceeds of a condemnation award or any other compensation; provided, however, no such event or series of related events shall constitute a Casualty Event if such proceeds or other compensation in respect thereof is less than the Threshold Amount in the aggregate with respect to such event or series of related events. Casualty Event shall include but not be limited to any taking of all or any part of any real property of the Borrower or any other Loan Party in or by condemnation or other eminent domain proceedings pursuant to any Law, or by reason of the temporary requisition or the use or occupancy of all or any part of any real property by any Official Body, civil or military.

“CCC” shall mean Consolidation Coal Company, a Delaware corporation.

“CCC Disposed Entities” shall mean CCC and its Subsidiaries immediately prior to the closing of the CCC Transaction as described in Schedule 1.1(C).

“CCC Transaction” shall mean the sale of all of the capital stock of CCC (which owns the other CCC Disposed Entities) to Ohio Valley Resources, Inc., as described in (i) the Current Report on Form 8-K filed by the Borrower with the Securities and Exchange Commission on October 31, 2013 and (ii) the press release issued by the Borrower on October 28, 2013.

“Change in Law” shall mean the occurrence, after the ~~date of this Agreement~~Amendment No.1 Effective Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” shall mean the date of this Agreement.

“CNX Funding” shall mean CNX Funding Corporation, a Delaware corporation.

“CNX Gas” shall mean CNX Gas Corporation, a Delaware corporation.

“CNX Gas Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of the date hereof, by and among CNX Gas, the guarantors party thereto, PNC Bank, National Association as the Administrative Agent and the other agents and lenders party thereto, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

“CNX Gas Guaranty Agreement” shall mean the Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of the Closing Date, as amended as of the Amendment No. 1 Effective Date, in substantially the form of Exhibit 1.1(G)(2), executed and delivered by the CNX Gas Loan Parties.

“CNX Gas Loan Parties” shall mean, collectively, CNX Gas and any of its Subsidiaries from time to time party to the CNX Gas Credit Agreement.

“CNX Gas Intercompany Subordination Agreement” shall mean the Subordination Agreement among the Loan Parties and the CNX Gas Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

“Coal” shall mean all types of solid naturally occurring hydrocarbons (other than oil shale or Gilsonite), including without limitation, bituminous and sub-bituminous coal, and lignite.

“Coal Act” shall mean the Coal Industry Retiree Health Benefits Act of 1992, as amended.

“Coal Gas” shall mean occluded methane gas and all associated natural gas and other hydrocarbons of whatever quality or quantity, whether known or unknown, that are, can be, or historically have been produced or emitted from coalbeds, coal formations, coal seams, mined out areas, gob areas, or any related, associated, or adjacent rock material or strata, together with all substances produced with each of the foregoing or refined therefrom. For the avoidance of doubt, the term “Coal Gas” shall expressly include all substances commonly known as “coalbed methane,” “coal mine methane,” and “gob gas.”

“Coal Operations” shall mean, with respect to the Loan Parties, taken as a whole, the business operations of the Loan Parties as conducted as of the Closing Date and as thereafter conducted in reasonable conformity with operations contemplated in the Financial Projections, including without limitation coal mining activities based upon the mining used in the preparation of the Financial Projections, but excluding Gas recovery, production and transmission and other Gas operations.

“Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“Collateral” shall mean any collateral under any Security Document, but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral], from the Liens under such Security Document.

“Collateral Coverage” shall mean the ratio of (i) the appraised value of the Appraised Collateral to (ii) the Revolving Credit Commitments.

“Collateral Trust Agreement” shall mean the Amended and Restated Collateral Trust Agreement, dated as of the Original Closing Date, among the Collateral Trustee and the Loan Parties.

“Collateral Trustee” shall mean PNC Bank, National Association, not in its individual capacity but solely as corporate trustee under the Collateral Trust Agreement (together with any successor corporate trustee appointed pursuant to the Collateral Trust Agreement).

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Commercial Letter of Credit” shall mean any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

“Commitment” shall mean as to any Lender its Revolving Credit Commitment and, in the case of PNC, its Swing Loan Commitment, and “Commitments” shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Lenders.

“Commitment Fee” shall have the meaning specified in Section 2.3 [Commitment Fees].

“Compliance Certificate” shall have the meaning specified in Section 8.3.4 [Certificate of the Borrower].

“Consent” shall mean a consent to Amendment No. 1 substantially in the form of Exhibit A thereto.

“Consideration” shall mean with respect to any Permitted Acquisition, without duplication, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given to, or incurred by any Loan Party in connection therewith, and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith.

“Consolidated Cash Interest Expense” for any period of determination shall mean, the amount of interest expense (in each case required in accordance with the terms of the note, instrument or other agreement applicable thereto to be payable in cash, other than to the extent the borrower thereunder has elected to pay such interest in kind) of the Loan Parties and CNX Funding for such period determined and consolidated in accordance with GAAP. Consolidated Cash Interest Expense shall be calculated on a Pro Forma Basis.

“Consolidated EBITDA” for any period of determination shall mean, without duplication, the sum of (i) Consolidated Net Income (excluding non-cash compensation expenses related to common stock and other equity securities issued to employees, extraordinary gains and losses, and gains or losses on discontinued operations) plus (ii) to the extent deducted in determining Consolidated Net Income, (a) interest expense (net of interest income), plus (b) the sum of all income tax expense, depreciation, depletion and amortization of property, plant, equipment and intangibles, plus (c) non-cash debt extinguishment costs, plus (d) non-cash charges due to cumulative effects of changes in accounting principles, plus (e) non-recurring transaction costs expensed (in accordance with GAAP) by the Loan Parties in connection with the ~~Dominion Acquisition~~CCC Transaction of up to ~~10% of Consolidated EBITDA~~$85,000,000, plus (iii) cash dividends or distributions received by the Loan Parties from Excluded Subsidiaries and Affiliates that are not Loan Parties ~~except to the extent that~~excluding (x) any cash dividends or distributions received from CNX Gas or any of its Subsidiaries (whether in the form of dividends, distributions, loans, advances or otherwise) and (y) any cash dividends or distributions received by the Loan Parties in connection with a Permitted Gas Properties Disposition that are used for a distribution or dividend by the Borrower, in each case, of the Loan Parties and CNX Funding for such period determined and consolidated in accordance with GAAP ~~and provided, further, that for the purposes of this definition, with respect to any Material Acquisition/Disposition by the Loan Parties or a Permitted Gas Properties Disposition,~~ . Consolidated EBITDA shall be calculated ~~as if such Material Acquisition/Disposition or Permitted Gas Properties Disposition had been consummated at the beginning of such period~~on a Pro Forma Basis.

“Consolidated Net Income” shall mean for any period, the consolidated net income (or loss) of the Loan Parties (specifically excluding dividends and distributions received from, and net income (or loss) attributable to, Excluded Subsidiaries (other than CNX Funding) and Affiliates that are not Loan Parties) and CNX Funding, determined in accordance with GAAP.

“Conventional O & G” shall mean all liquid or gaseous hydrocarbons, other than Coal Gas, including, without limitation, condensate, distillate, and other substances produced with each of the foregoing or refined therefrom, in each case, whether known or unknown. For the avoidance of doubt, the term “Conventional O & G” shall expressly include, without limitation, all substances commonly known as “conventional oil and gas.”

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day.

“Defaulting Lender” shall mean any Lender that (a) has failed to fund any portion of the Loans, participations with respect to Letters of Credit, or participations in Swing Line Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured and all interest accruing as a result of such failure has been fully paid in accordance with the terms hereof, (c) has failed at any time to comply with the provisions of Section 5.3 [Sharing of Payments by Lenders] with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its Ratable Share of such payments due and payable to all of the Lenders, or (d) has since the date of this Agreement been deemed insolvent by an Official Body or become the subject of a public bankruptcy, receivership, conservatorship or insolvency proceeding, or has a parent company that since the date of this Agreement been deemed insolvent by an Official Body or become the subject of a public bankruptcy, receivership, conservatorship or insolvency proceeding; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body.

“Disposition” or “Dispose” shall mean the sale, conveyance, assignment, lease, sale and leaseback, abandonment or other transfer or disposal of, voluntarily or involuntarily, by any Loan Party of any property or assets, tangible or intangible (including the sale, assignment, discount or other disposition of Accounts, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party) or granting of options or rights of first refusal in such Loan Party’s assets.

“Dollar, Dollars, U.S. Dollars” and the symbol “$” shall mean lawful money of the United States of America.

“Dominion Acquisition” shall mean the acquisition by Borrower on April 30, 2010 of all of the capital stock of Dominion Exploration & Production, Inc. and Dominion Reserves, Inc. and certain assets of Dominion Transmissions, Inc. from Dominion Resources, Inc. and certain of its Subsidiaries.

“Drawing Date” shall have the meaning specified in Section 2.9.3 [Participations, Disbursements, Reimbursement].

“Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking water, land surface and sub-surface strata and natural resources such as wetlands, flora and fauna.

“Environmental Laws” shall mean any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to (a) protection of the Environment or to emissions, discharges, Releases or threatened Releases of Hazardous Materials, (b) human health as affected by Hazardous Materials, or (c) mining operations and activities to the extent relating to protection of the Environment or reclamation, including the Surface Mining Control and Reclamation Act, provided that “Environmental Laws” do not include any laws relating to worker or retiree benefits, including benefits arising out of occupational diseases.

“Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“ERISA Affiliate” shall mean, at any time, any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” shall mean (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or experienced a mass withdrawal within the meaning of Section 4219 of ERISA; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan of the Borrower or any ERISA Affiliate; (g) the determination that any Pension Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (h) Borrower or an ERISA Affiliate is informed that any Multiemployer Plan to which Borrower or the ERISA Affiliate contributes is in endangered or critical status within the meaning of Sections 431 and 432 of the Code or Sections 304 and 305 of ERISA, or (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

“ERISA Group” shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

“Event of Default” shall mean any of the events described in Section 9.1 [Events of Default] and referred to therein as an “Event of Default.”

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Properties” shall mean the real property and other property interests of the Borrower and its Subsidiaries set forth specifically or otherwise of a type described on Schedule 8.1.14.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (after giving effect to Section 22 of the Guaranty Agreement and Section 22 of the CNX Gas Guaranty Agreement and any and all other Guaranties of such Guarantor’s Swap Obligations by the Borrower and any other Guarantor) at the time the Guaranty of such Guarantor or the grant by such Guarantor of a security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps of such Guarantor for which such Guaranty or security interest is or becomes illegal.

“Excluded Subsidiary” shall mean each individually, and “Excluded Subsidiaries” shall mean collectively, (a) CNX Funding, Fairmont Supply, each Foreign Subsidiary and each direct or indirect Subsidiary of the foregoing; and (b) each Subsidiary of the Borrower that is not directly or indirectly wholly-owned by the Borrower; provided that a Subsidiary that is a Loan Party shall not become an Excluded Subsidiary by virtue of a transfer of a portion of the equity in such Subsidiary until a majority of such equity interests in such Subsidiary are invested, sold, transferred or disposed of in accordance with the provisions of Sections 8.2.4 [Loans and Investments] or 8.2.7 [Dispositions of Assets or Subsidiaries]. Notwithstanding the foregoing, any Person that becomes a “Subsidiary Guarantor” under the Senior Notes (2010) Indentures or the Senior Notes (2011) Indenture, as such term is defined in such indentures, shall no longer be an Excluded Subsidiary and shall become Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures].

“Excluded Taxes” shall mean, with respect to the Administrative Agent, the Syndication Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 5.9.5 [Status of Lenders; Refunds], except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.9.1 [Payment Free of Taxes].

“Executive Order No. 13224” shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Existing Letters of Credit” shall have the meaning assigned to that term in Section 2.9.1.1.

“Expiration Date” shall mean the fifth anniversary of the Closing Date.

“Fairmont Supply” shall mean Fairmont Supply Company, a Delaware corporation.

“Federal Funds Effective Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

“Federal Funds Open Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen), as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (for the purposes of this definition only, an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

“Financial Covenant Debt” as of any date of determination shall mean the difference between the amounts determined under the following clauses (A) and (B) reduced by Cash On Hand:

(A) the sum (without duplication) for the Loan Parties of the following: (i) all Indebtedness of the type specified in clauses (a), (b), (c), (d), (e), (f), and (h) of the definition of Indebtedness, plus (ii) all reimbursement obligations under standby letters of credit (whether or not issued under this Agreement), plus (iii) all non-contingent reimbursement or other matured obligations with respect to Indebtedness of the type specified in clause (c) of the definition of Indebtedness, minus

(B) the sum (without duplication) for the Loan Parties of the following but only to the extent that any of the following is included in the amount determined under clause (A) above: (i) all obligations under undrawn standby letters of credit (whether or not issued under this Agreement) issued with respect to performance obligations under sales contracts, performance obligations with respect to mine reclamation, performance obligations relating to black lung benefit liabilities, and performance obligations relating to workers compensation and other employee benefit liabilities, (ii) all obligations under each other letter of credit in respect of which any Loan Party has provided Letter of Credit Support, but only in an amount equal to such Letter of Credit Support, and (iii) all obligations in respect of advance royalty commitments.

“Financial Projections” shall have the meaning assigned to such term in Section 6.1.7(ii) [Financial Projections].

“Financials Delivery Date” shall mean the date on which the Compliance Certificate is required to be delivered to the Administrative Agent pursuant to Section 8.3.4 [Certificate of Borrower].

“Flood Laws” shall mean (i) the National Flood Insurance Act of 1968, (ii) the Flood Insurance Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994, (iv) the Flood Insurance Reform Act of 2004 and (v) all other applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders relating to flood matters, in each case, as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” shall mean any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiaries” shall mean, for any Person, each Subsidiary of such Person that is incorporated or organized under the laws of any jurisdiction other than the United States of America or any state or territory thereof.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

“Gas” shall mean Conventional O & G and Coal Gas.

“Gas Properties” shall mean (i) the Hydrocarbon Property and (ii) any capital stock, partnership interests, membership interests or other ownership interests of any Person that is created for the purpose of holding or that otherwise holds, directly or indirectly, Hydrocarbon Property, so long as substantially all of such Person’s operating assets, held directly or indirectly, consist of Hydrocarbon Property.

“Guarantor” shall mean each of the parties to this Agreement that is designated as a “Guarantor” on the signature page ~~hereof~~of Amendment No. 1 and each other Person that joins this Agreement as a Guarantor after the ~~date hereof~~Amendment No. 1 Effective Date, in each case, until such Person ceases to be a Guarantor in accordance with this Agreement.

“Guarantor Joinder” shall mean a joinder by a Person as a Guarantor under the Loan Documents in the form of
Exhibit 1.1(G)(1).

“Guaranty” of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, including Letters of Credit issued for the account of Persons other than Loan Parties, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

“Guaranty Agreement” shall mean the Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of the Original Closing Date, as amended as of the Amendment No. 1 Effective Date, executed and delivered by each of the Loan Parties.

“Hazardous Materials” shall mean (i) any explosive substances or wastes and (ii) any chemicals, pollutants or contaminants, substances, materials or wastes, in any form, regulated under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos and asbestos containing materials, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any Coal Gas, coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.

“Historical Statements” shall have the meaning assigned to that term in Section 6.1.7(i) [Historical Statements].

“Hydrocarbon Property” shall mean all of the following:

(i) all right, title, interest and estate of any Loan Party, whether now owned or hereafter acquired (“Gas Rights”) in and to:

(A) any “drilling unit,” as that term is commonly used in the Gas business, including but not limited to those that are (x) established or prescribed by field rules or other regulatory orders or (y) otherwise designated any Person,

(B) any well or any vent or bore hole drilled and permitted for the commercial production of Gas and/or degasification of a coalbed, coal formation, coal seam or mine area and any site on which it is located,

(C) equipment that is used or useful in connection with the Capture or monitoring of Gas produced from any well or any vent or bore hole described in clause (B) above, including, without limitation, any wellhead equipment, compressor, treating facility, storage facility, processing plant and gathering or transportation line, but not including any equipment which if sold would disrupt or negatively affect the Coal Operations of the Loan Parties in any material respect or prevent the Loan Parties from conducting their Coal Operations in reasonable conformity with the operations as contemplated in the Financial Projections as they relate to the Coal Operations,

(D) all assets associated with any item described in clauses (A) through (C) above, including, without limitation, Gas reserves, surface rights of way and all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning Gas,

(E) any Gas and any right to Capture Gas,

(F) any lease, agreement, instrument, order, declaration, understanding or other arrangement, as the same may be amended, modified, supplemented, replaced, or amended and restated, relating to (i) the Capture of Gas, or (ii) the pooling, unitization, or communization of Gas,

(G) Buchanan Generation, LLC, and

(H) other assets used in the ordinary course of business in connection with the operation, administration, or management of Gas operations;

(ii) All tenements, hereditaments, appurtenances and properties now owned or hereafter acquired by any Loan Party to which the Gas Rights described above in paragraph (i) are, in any way, appertaining, belonging, affixed or incidental, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Gas Rights or the lands pooled or unitized therewith including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions, and attachments to any and all of the foregoing properties;

(iii) All of the rights, titles, and interests of every nature whatsoever now owned or hereafter acquired by any Loan Party in and to (a) the items described above in paragraphs (i) and (ii), as the same may be enlarged by the discharge of any payment out of production or by the removal of any charge or Permitted Lien to which any such item described above in paragraphs (i) and (ii) is subject, and (b) any and all additional interests of any kind hereafter acquired by any Loan Party in and to Gas Rights; and

(iv) All accounts, contract rights, inventory, general intangibles, insurance contracts, and insurance proceeds (including, but not limited to, Coal Gas Credits (as defined below)) constituting a part of, relating to, or arising out of those items that are described in paragraphs (i) through (iii) above and all proceeds and products and payments in lieu of production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

As used herein, “Coal Gas Credits” shall mean any and all emission reduction credits and renewable energy certificates related to the production, use, sale, capture, flaring, burning, destruction, processing, conversion, utilization, fueling, storage or sequestration of Gas.

“Increasing Lender” shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

“Indebtedness” shall mean, as to any Person at any time, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or that bear interest, (c) all reimbursement and other obligations of such Person with respect to letters of credit and bankers’ acceptances, whether or not matured, (d) all indebtedness of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices that are not overdue for more than ninety (90) days unless contested in good faith and by appropriate proceedings if adequate reserves in accordance with GAAP have been established on the books of such Person and accrued expenses incurred in the ordinary course of business), (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under any capital lease (other than advance royalties under a mineral lease), (g) all obligations of such Person under any Guaranty provided by such Person in respect of Indebtedness for borrowed money of another Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interest of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all net payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of any Swap Agreement of such Person, (j) all indebtedness and other obligations in respect of the Permitted Receivables Financing of such Person, and (k) all obligations for borrowed money or having the commercial effect of a borrowing of money (specifically including all surety and performance bonds for borrowed money), secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than Liens of the type described in clauses (iii) and (vi) of the definition of Permitted Liens and nonconsensual statutory or common law Liens) upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, but only to the extent of the fair market value of such property.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Indemnitee” shall have the meaning specified in Section 11.3.2 [Indemnification by the Borrower].

“Indemnity” shall mean the Amended and Restated Regulated Substances Certificate and Indemnity Agreement, in substantially the form of Exhibit 1.1(I)(1), executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Secured Parties.

“Information” shall mean all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a non-confidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries.

“Insolvency Proceeding” shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors, undertaken under any Law.

“Intellectual Property Collateral” shall mean all of the property described as “Patents, Trademarks and Copyrights” in the Patent, Trademark and Copyright Security Agreement.

“Intercompany Subordination Agreement” shall mean the Amended and Restated Subordination Agreement among the Loan Parties, dated as of the Closing Date, in substantially the form of Exhibit 1.1(I)(3), executed and delivered by the Loan Parties.

“Interest Coverage Ratio” shall mean, as of any date of determination, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense, ~~determined as of the end of each fiscal quarter of the Borrower~~in each case, for the latest period of four fiscal quarters ~~then~~ ended prior to the date of determination.

“Interest Period” shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one or two weeks or one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be the Borrowing Date. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

“Interest Rate Option” shall mean any LIBOR Rate Option or Base Rate Option.

“Investments” shall mean collectively all of the following with respect to any Person: (i) the purchase or other acquisition of capital stock or other securities of another Person, (ii) investments or contributions by any of the Loan Parties directly or indirectly in or to the capital of or other payments to (except in connection with any Joint Operating Agreement or transactions for the sale of goods or services for fair value) such Person, (iii) loans or advances by any of the Loan Parties to such Person, (iv) any Guaranty by any Loan Party directly or indirectly of the obligations of such Person, (v) other credit enhancements of any Loan Party to or for the benefit of such Person, or (vi) if such Loan Party is liable as a matter of law for the obligations of such Person, obligations, contingent or otherwise, of such Person. Notwithstanding the foregoing, if the objective of a transaction or series of transactions is for the Loan Parties to acquire all or substantially all of the ownership interests or assets of another Person, such transaction shall be considered an acquisition and not an Investment.

“IRS” shall mean the Internal Revenue Service.

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit application, and any other document, agreement and instrument entered into by the Issuing Lender and any Loan Party or in favor of an Issuing Lender and relating to any such Letter of Credit.

“Issuing Lender” shall mean (a) PNC Bank, National Association or any of its Affiliates issuing Letters of Credit hereunder, (b) The Bank of Nova Scotia or Bank of America, N.A. or any of their Affiliates, each to the extent that such Lender agrees to act as an Issuing Lender hereunder at the request of the Borrower, issues Letters of Credit, and provides notice to the Administrative Agent and the Borrower as provided in Section 11.5 [Notices; Effectiveness; Electronic Communication] and (c) the Administrative Agent in respect of each Existing Letter of Credit.

“Joint Operating Agreement” shall mean any joint operating agreement or other similar contract that is usual and customary in the oil and gas business.

“Joint Venture” shall mean a corporation, partnership, limited liability company or other entity in which any Person other than the Loan Parties and their Subsidiaries holds, directly or indirectly, an equity interest.

“Labor Contracts” shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party and its employees.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Official Body.

“LC Disbursement” shall mean a payment made by an Issuing Lender pursuant to a Letter of Credit issued by such Issuing Lender.

“Lender Group Collateral Agent” shall have the meaning assigned to that term in Section 9.2.5.2 [Collateral Trust Agreement].

“Lenders” shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. For the purpose of any grant in any Loan Document of a security interest or other Lien to the Lenders or to the Collateral Trustee for the benefit of the Lenders as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed.

“Letter of Credit” shall have the meaning assigned to that term in Section 2.9.1.1 [Issuance of Letters of Credit].

“Letter of Credit Borrowing” shall have the meaning assigned to such term in Section 2.9.3.2(ii) [Participations, Disbursements, Reimbursement].

“Letter of Credit Fee” shall have the meaning assigned to that term in Section 2.9.2.1 [Letter of Credit Fees].

“Letter of Credit Obligations” shall mean, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate outstanding Reimbursement Obligations and Letter of Credit Borrowings on such date. The Letter of Credit Obligations of any Lender at any time shall be its Ratable Share of the total Letter of Credit Obligations at such time.

“Letter of Credit Support” shall mean, at any time, the aggregate amount of cash or other liquid securities pledged as collateral for letters of credit issued for the account of the Borrower or the other Loan Parties (whether or not issued pursuant to this Agreement).

“Leverage Ratio” shall mean, as of any date of determination, the ratio of Financial Covenant Debt as of such date of determination (after giving effect to all incurrences and repayments of Financial Covenant Debt occurring on such date) to Consolidated EBITDA~~. For purposes of calculating the Leverage Ratio, Financial Covenant Debt shall be determined as of the end of each fiscal quarter of the Borrower and Consolidated EBITDA shall be determined as of the end of each fiscal quarter of the Borrower~~ for the latest period of four fiscal quarters ~~then~~ ended prior to the date of determination.

“LIBOR Rate” shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or if there shall at any time, for any reason, no longer exist a Bloomberg page BBAM1 (or any substitute page), or the rate which is quoted by another source selected by the Administrative Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. LIBOR may also be expressed by the following formula:

LIBOR Rate	=	London interbank offered rates quoted by Bloomberg or appropriate successor as shown on Bloomberg Page BBAM1
1.00—LIBOR Reserve Percentage

The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

“LIBOR Rate Option” shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(ii) [Revolving Credit LIBOR Rate Option].

“LIBOR Reserve Percentage” shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other similar encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing), but shall not include any operating lease.

“LLC Interests” shall have the meaning given to such term in Section 6.1.2 [Subsidiaries].

“Loan Documents” shall mean this Agreement, the Administrative Agent’s Letter, the Collateral Trust Agreement, the Guaranty Agreement, the CNX Gas Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the CNX Gas Intercompany Subordination Agreement, the Notes, the Security Documents, the Successor Agent Agreement, and amendments, supplements, joinders or assignments to the foregoing, and any other instruments, certificates or documents (expressly excluding any Specified Swap Agreement or any other Swap Agreement) delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, and “Loan Document” shall mean any of the Loan Documents.

“Loan Parties” shall mean the Borrower and the Guarantors, but excluding the CNX Gas Loan Parties.

“Loan Request” shall have the meaning specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests].

“Loans” shall mean collectively all Revolving Credit Loans and Swing Loans and “Loan” shall mean separately any Revolving Credit Loan or Swing Loan.

“Longwall Sublease Transaction” shall mean, in connection with the CCC Transaction, (i) the assignment by one or more CCC Disposed Entities of its lease of longwall mining shields and related equipment and hardware to one or more Loan Parties and (ii) the sublease by such Loan Parties of such assets to the buyer in the CCC Transaction and/or one of its affiliates and the guarantees of such subleases by one or more affiliates of such sublessees.

“Mahoning Valley Designated Reserves” shall mean a portion of those coal reserves associated with the Mahoning Valley Mine located in Athens Township, Harrison County, Ohio, consisting of approximately 584 acres of the #8 and #8A coal seams.

“Material Acquisition/Disposition” shall mean any Investment, Permitted Acquisition or ~~any disposition of assets pursuant to Section 8.2.7(viii) [Dispositions of Assets or Subsidiaries] that results in~~Disposition that involves (a) an acquisition or disposition of assets, the fair market value of which assets exceeds $10,000,000 or (b) a change in ~~pro forma~~ Consolidated EBITDA that exceeds $10,000,000 per ~~annum, taking into account any such acquisition or disposition~~four fiscal quarter period.

“Material Adverse Change” shall mean any set of circumstances or events that (a) has or would reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or would reasonably be expected to be material and adverse to the business, properties, assets, financial condition, or results of operations of the Loan Parties taken as a whole, (c) impairs materially or would reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness under this Agreement or any other Loan Document, or (d) impairs materially or would reasonably be expected to impair materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

“Material Contract” shall mean the Senior Notes (2010), the Senior Notes (2011), and any other agreement that is material to the conduct of the business of the Loan Parties, taken as a whole.

“Month,” with respect to an Interest Period under the LIBOR Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

“Moody’s” shall mean Moody’s Investors Service, Inc. and its successors.

“Mortgages” shall mean, collectively, (i) the mortgages or deeds of trust with respect to Real Property in which a security interest has been granted prior to the Closing Date and (ii) the mortgages or deeds of trust with respect to Real Property in which a security interest is granted after the Closing Date in substantially the form of Exhibit 1.1(M), in each case, executed and delivered by the applicable Loan Parties to the Collateral Trustee to secure the Obligations, for the benefit of the Secured Parties, and “Mortgage” shall mean, individually, any of the Mortgages.

“Multiemployer Plan” shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

“Net Cash Proceeds” shall mean, with respect to any sale, transfer or lease of assets, an amount equal to:

(a) the cash proceeds received by the Borrower or any other Loan Party from or in respect of such transaction (including, when received: (i) any cash proceeds received as income or other deferred cash proceeds, or (ii) cash proceeds of any non-cash proceeds of such transaction, converted to cash), less

(b) the sum of the following to the extent incurred or payable by the Borrower or any other Loan Party:

(i) any foreign, federal, state or local income taxes paid or payable in respect of the proceeds of such sale or disposition or any other foreign, federal, state or local taxes paid in connection with such sale or disposition, with all amounts under this clause (b)(i) being determined for the Borrower and its Subsidiaries on a tax consolidated basis (after application of all credits and other offsets),

(ii) any customary and reasonable brokerage commissions and all other customary and reasonable fees and expenses related to such sale or disposition (including without limitation financial advisory fees, legal fees and accountants’ fees),

(iii) any amounts estimated in good faith by an Authorized Financial Officer of the Borrower to provide reserves in accordance with GAAP for payment of indemnities or liabilities that may be incurred in connection with such sale or disposition,

(iv) the amount of any debt secured by a Lien on the related asset and which debt is discharged as part of such asset sale, and

(v) any insurance proceeds, condemnation awards or other compensation to the extent such proceeds are used for reinvestment, substitution, replacement, repair or restoration in accordance with the terms hereof.

For purposes of this definition, if taxes or other customary fees or expenses payable in connection with the sale, transfer or lease of any asset are not known as of the date of such sale, transfer or lease, then such fees, expenses or taxes shall be estimated in good faith by an Authorized Financial Officer of the Borrower and such estimated amounts shall be deducted for purposes of determining Net Cash Proceeds in accordance with the immediately preceding sentence.

“New Lender” shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

“New Lender Joinder” shall mean the joinder whereby each New Lender joins this Agreement in substantially the form attached hereto as Exhibit 1.1(B).

“Non-Consenting Lender” shall have the meaning specified in Section 11.1 [Modifications, Amendments or Waivers].

“Non-Strategic Assets” shall mean (A) all those assets of the Loan Parties that (i) qualify as Excluded Properties and (ii) could be sold or disposed of by the Loan Parties without causing any material effect on, or increased cost to, the operation and management of the Coal Operations and (B) the Mahoning Valley Designated Reserves.

“Notes” shall mean, collectively, the promissory notes in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans and in the form of Exhibit 1.1(N) evidencing the Swing Loans.

“Obligation” shall mean any obligation or liability of any of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (including interest and other monetary obligations accruing and/or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), under or in connection with (i) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter or any other Loan Document whether to the Administrative Agent, any Issuing Lender, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, (ii) any Specified Swap Agreement (other than, with respect to any Guarantor that is not a Qualified Eligible Contract Participant Guarantor, Excluded Swap Obligations of such Guarantor) or (iii) any Other Lender Provided Financial Service Product.

“Official Body” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Oil and Gas Liens” shall mean (i) Liens on any specific property or any interest therein, construction thereon or improvement thereto to secure all or any part of the costs incurred for surveying, exploration, drilling, extraction, development, operation, production, construction, alteration, repair or improvement of, in, under or on such property and the plugging and abandonment of wells located thereon (it being understood that, in the case of oil and gas producing properties, or any interest therein, costs incurred for “development” shall include costs incurred for all facilities relating to such properties or to projects, ventures or other arrangements of which such properties form a part or which relate to such properties or interests); (ii) Liens on an oil or gas producing property to secure obligations incurred or guarantees of obligations incurred in connection with or necessarily incidental to commitments for the purchase or sale of, or the transportation or distribution of, the products derived from such property; (iii) Liens arising under partnership agreements, oil and gas leases, overriding royalty agreements, joint operating agreements or similar agreements, net profits agreements, production payment agreements, royalty trust agreements, incentive compensation programs on terms that are reasonably customary in the oil and gas business for geologists, geophysicists and other providers of technical services to any of the Loan Parties, master limited partnership agreements, farm-out agreements, farm-in agreements, division orders, contracts for the sale, purchase, exchange, transportation, gathering or processing of oil, gas or other hydrocarbons, unitizations and pooling designations, declarations, orders and agreements, development agreements, operating agreements, production sales contracts, area of mutual interest agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, and other agreements which are customary in the oil and gas business; provided, however, that in all instances such Liens are limited to the assets that are the subject of the relevant agreement, program, order or contract; and (iv) Liens on pipelines or pipeline facilities that arise by operation of law.

“Order” shall have the meaning specified in Section 2.9.9 [Liability for Acts and Omissions].

“Original Closing Date” shall mean May 7, 2010.

“Other Lender Provided Financial Service Product” shall mean agreements or other arrangements under which any Lender or Affiliate of a Lender provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) foreign currency exchange.

“Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Participant” shall have the meaning specified in Section 11.8.4 [Participations].

“Participation Advance” shall have the meaning specified in Section 2.9.3 [Participations, Disbursements, Reimbursement].

“Partnership Interests” shall have the meaning given to such term in Section 6.1.2 [Subsidiaries].

“Patent, Trademark and Copyright Security Agreement” shall mean the Patent, Trademark and Copyright Security Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Payment Date” shall mean the first Business Day of each calendar quarter after the date hereof and on the Expiration Date or upon termination of the Commitments.

“Payment In Full” shall mean the indefeasible payment in full in cash of the Loans and other Obligations under the Loan Documents, termination of the Commitments and expiration or termination of all Letters of Credit (or, with respect to any Letters of Credit with an expiration date that extends beyond the Expiration Date, the cash collateralization of such Letter of Credit pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date]).

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

“Pension Act” shall mean the Pension Protection Act of 2006, as amended from time to time.

“Pension Funding Rules” shall mean the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, and 432 of the Code and Sections 302, 303, and 305 of ERISA.

“Pension Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any times during the immediately preceding five plan years.

“Permitted Acquisitions” shall have the meaning assigned to such term in Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

“Permitted Coal Properties Disposition” shall mean any disposition of coal reserves or other property or assets related to coal mining or operations with an aggregate value not to exceed $~~1,750,000,000 from and after the Closing Date~~500,000,000 from and after the Amendment No. 1 Effective Date; provided that such reserves or other property or assets shall not have generated, in the aggregate, more than $250,000,000 of revenues from active mining operations in the twelve months preceding such disposition.

“Permitted Gas Properties Disposition” shall have the meaning assigned to such term in Section 8.2.7(x) [Dispositions of Assets and Subsidiaries].

“Permitted Investments” shall mean:

(i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America;

(ii) commercial paper (A) rated not lower than A-1, by Standard & Poor’s or P-1 by Moody’s on the date of acquisition or (B) issued by any of (x) the Administrative Agent, (y) the Syndication Agent, or (z) any Lender;

(iii) demand deposits, time deposits or certificates of deposit and other obligations issued by any of (w) the Administrative Agent, (x) the Syndication Agent, (y) any Lender, or (z) any other domestic or foreign commercial bank that has stockholders equity of $100,000,000 or more on the date of acquisition;

(iv) obligations of any foreign government or obligations that possess a guaranty of the full faith and credit of any foreign government;

(v) obligations of any United States government-sponsored enterprises, federal agencies or federal financing banks that are not otherwise authorized, including, but not limited to, the following:

(x) United States government-sponsored enterprises such as instrumentalities of the Federal Credit System (Bank for Cooperatives, Federal Land Banks), Federal Home Loan Banks and Federal National Mortgage Association; and

(y) Federal agencies such as instrumentalities of the Department of Housing and Urban Development (Federal Housing Administration, Government National Mortgage Association), Export-Import Bank, Farmers Home Administration and Tennessee Valley Authority;

(vi) obligations of states, counties, and municipalities of the United States;

(vii) debt obligations (other than commercial paper obligations) of domestic or foreign corporations;

(viii) preferred stock obligations with a floating rate dividend that is reset periodically at auction;

(ix) investments in repurchase agreements collateralized by any of the above securities eligible for outright purchase, provided the collateral is delivered to a bank custody account in accordance with the terms of a written repurchase agreement with a dealer or bank; and

(x) investments in shares of institutional mutual funds whose investment policies are essentially in agreement with the above type and criteria for investments otherwise set forth in this definition of “Permitted Investments,”

provided that investments described in clauses (i), (iv), (v), (vi), (vii), (viii), (ix) and (x) above are restricted to obligations rated no lower than A-3 or P-1 by Moody’s or A- or A-1 by Standard & Poor’s.

“Permitted Liens” shall mean:

(i) Liens for Taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established in accordance with GAAP;

(ii) pledges, deposits or bonds made in the ordinary course of business to secure payment of reclamation liabilities or workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs (including pledges or deposits of cash securing Letters of Credit that secure payment of such workmen’s compensation, unemployment insurance, old-age pensions or other social security programs);

(iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens (including any other statutory nonconsensual or common law Liens), securing obligations incurred in the ordinary course of business that are not yet due and payable and

Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default (including pledges or deposits of cash securing Letters of Credit that secure such Liens of landlords securing obligations to make lease payments that are not yet due and payable or in default) or, with respect to any of the foregoing, that are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established in accordance with GAAP;

(iv) good-faith pledges or deposits made or other Liens granted in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder or other amounts as may be customary, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business (including pledges or deposits of cash securing Letters of Credit that secure such performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder or other amounts as may be customary, or that secure such statutory obligations, or such surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business);

(v) encumbrances consisting of zoning restrictions, licenses, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi) Liens, security interests and mortgages in favor of the Collateral Trustee for the benefit of the Secured Parties or Liens and security interests in favor of the Administrative Agent for the benefit of the Lenders, in each case securing (a) the Obligations including liabilities under any Specified Swap Agreement and (b) the Secured Debt;

(vii) Purchase Money Security Interests and Liens on property leased by any Loan Party under capital leases securing obligations of such Loan Party to the lessor under such leases, provided that the aggregate amount of Indebtedness secured by such Liens shall not exceed the amount of Indebtedness permitted by Section 8.2.1(iii) [Indebtedness];

(viii) any Lien existing on the date of this Agreement and described on Schedule 1.1(P);

(ix) (a) any Lien securing obligations in an aggregate amount not to exceed $20,000,000, provided, however, that such Lien shall no longer be permitted if it shall not be terminated within a period of thirty (30) days after any Responsible Officer of any Loan Party becomes aware of the existence thereof or (b) Liens securing obligations in an aggregate amount not to exceed $20,000,000 that have been outstanding longer than thirty (30) days after any Responsible Officer of any Loan Party becomes aware of the existence thereof so long as the Loan Parties are using their best efforts to diligently terminate such Lien;

(x) Liens and security interests in favor of an Issuing Lender for the benefit of the Lenders securing Letter of Credit Obligations with respect to such Letters of Credit that have an expiration date that extends beyond the Expiration Date;

(xi) Liens to secure obligations under the Permitted Receivables Financing, in those Accounts or contracts giving rise to Accounts of the Borrower or any Loan Party or of the Securitization Subsidiary, which Accounts or contracts giving rise to Accounts are either to be sold by the Borrower or any Loan Party to the Securitization Subsidiary as part of the Permitted Receivables Financing or that are an asset of the Securitization Subsidiary;

(xii) Liens, securing Indebtedness up to $250,000,000 in the aggregate at any time outstanding, consisting of (a) Liens on stock or assets permitted to be acquired pursuant to Sections 8.2.4 [Loans and Investments] and 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] incurred at the time of such acquisition of such stock or assets (or within one year thereof) to finance the acquisition of such stock or assets, and (b) Liens existing on any assets at the date of acquisition of such assets, as such acquisition is permitted by Sections 8.2.4 [Loans and Investments] and 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions], in each case as refinanced, extended, renewed or refunded, provided that, the amount of Indebtedness secured thereby is not increased when so refinanced, extended, renewed or refunded and that no additional assets become subject to such Liens;

(xiii) statutory and common law banker’s Liens and rights of setoff on bank deposits;

(xiv) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien that is permitted by clauses (viii), (xv) or (xx), provided that such Indebtedness is not increased when so refinanced, extended, renewed or refunded and that no additional assets become subject to such Liens other than replacements or substitutions permitted by the agreement creating such Lien;

(xv) Liens, not otherwise permitted by any other clause of this definition of Permitted Liens, that are subordinated to the Liens on the Collateral that secure the Obligations pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent; provided that the amount of Indebtedness secured shall not exceed the amount permitted by Section 8.2.1(viii) [Indebtedness];

(xvi) Liens upon real or personal property other than the Collateral, including any attachment of personal property or real property or other legal process prior to adjudication of a dispute on the merits, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed or bonded and continue to be stayed or bonded, (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, or (C) the payment of which is covered in full (subject to customary deductible) by insurance;

(xvii) Liens arising out of final judgments, awards, or orders not constituting an Event of Default;

(xviii) precautionary filings under the UCC by a lessor with respect to personal property leased to such Person under an operating lease;

(xix) Liens on the equity interests or assets of any of the Excluded Subsidiaries or any Person who is not a Subsidiary of Borrower, other than Loan Parties’ equity interests in CNX Gas;

(xx) Liens existing as of the Closing Date on any of the Excluded Properties;

(xxi) [Reserved];

(xxii) Liens on the Baltimore Dock Facility securing Indebtedness up to $150,000,000 in the aggregate;

(xxiii) option agreements and rights of first refusal granted with respect to assets that are permitted to be disposed of pursuant to the terms of Section 8.2.7 [Dispositions of Assets or Subsidiaries];

(xxiv) ~~[Reserved];~~Liens on the subleases (and guarantees thereof) referred to in clause (ii) of the definition of Longwall Sublease Transaction to secure obligations under leases referred to in clause (i) of such definition;

(xxv) any leases of assets permitted by Section 8.2.7 [Disposition of Assets or Subsidiaries];

(xxvi) Oil and Gas Liens, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property (other than trade accounts payable arising in the ordinary course of business);

(xxvii) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of decreasing or legally defeasing Indebtedness of the Loan Parties permitted hereby so long as such decrease or defeasance is not prohibited hereby;

(xxviii) rights granted to CNX Gas and its Subsidiaries under and pursuant to that certain Master Cooperation and Safety Agreement dated August 1, 2005 among CNX Gas, the Borrower and certain other parties; and

(xxix) Liens securing Swap Agreements that are in effect immediately prior to the Original Closing Date and that are not Specified Swap Agreements.

“Permitted Receivables Financing” shall mean (i) the Receivables Purchase Agreement, or (ii) any replacement of the Receivables Purchase Agreement consisting of a transaction or series of transactions pursuant to which the Securitization Subsidiary purchases Accounts and related rights or contracts giving rise to Accounts from any Loan Party and finances such Accounts through the issuance of Indebtedness or equity interests or through the sale of such Accounts; provided, with respect to clause (i) or (ii) above in the case of clauses (a) through (f) below and with respect to clause (ii) above in the case of clause (g) below, that (a) the Borrower shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Borrower and each other Loan Party, (b) all sales of Accounts to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower), (c) the provisions thereof shall be market terms (as determined in good faith by the Borrower), (d) no portion of the Indebtedness of the Securitization Subsidiary is guaranteed by or is recourse to the Borrower or any of the other Loan Parties (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall related to the collectability of such Accounts), (e) neither the Borrower nor any of the other Loan Parties has any obligation to maintain or preserve such Securitization Subsidiary’s financial condition, (f) the aggregate “capital” or other liabilities of the Securitization Subsidiary under the transaction shall not exceed $250,000,000, and (g) such transaction shall otherwise be under terms no less favorable to the Securitization Subsidiary and the Loan Parties than the terms of the Receivables Purchase Agreement.

“Permitted Refinancing” shall mean Indebtedness incurred to Refinance other Indebtedness; provided, however, that (i) the principal amount (or accreted value, if applicable) of the Refinancing Indebtedness shall not exceed the sum of the principal amount (or accreted value, if applicable) of the Indebtedness being Refinanced plus accrued and unpaid interest thereof, any stated premium thereon due upon such Refinancing pusuant to the terms of the documentation governing such Indebtedness and fees and expenses reasonably incurred in connection with such Refinancing, (ii) the Refinancing Indebtedness shall not include any change in the terms or conditions that is materially more restrictive on the Loan Parties than the Indebtedness being Refinanced, (iii) the Refinancing Indebtedness shall not be guaranteed by any Person that is not a guarantor of, or be secured by any assets that is not securing, the Indebtedness being Refinanced and (iv) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations, such Refinancing Indebtedness shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, Official Body, or any other entity.

“Plan” shall mean at any time an employee pension benefit plan (including a Pension Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by any number of ERISA Group members for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

“Pledge Agreement” shall mean the Amended and Restated Pledge Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Pledged Collateral” shall mean all of the property described as “Pledged Collateral” in the Pledge Agreement.

“PNC” shall mean PNC Bank, National Association, its successors and assigns.

“Potential Default” shall mean any event or condition which with notice, passage of time, or any combination of the foregoing, would constitute an Event of Default.

“Prime Rate” shall mean the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

“Principal Office” shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

“Prior Security Interest” shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for Taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

“Proved Gas Reserves” shall mean the proved Gas reserves owned by any of the Loan Parties.

“Pro Forma Basis” shall mean:

(a) any Material Acquisition/Disposition and any dividend or distribution on, or repurchases or redemptions of, capital stock of the Borrower made or to be made by any Loan Party during the applicable reference period or subsequent to such reference period and on or prior to the date of determination will be given pro forma effect as if it had occurred on the first day of the applicable reference period;

(b) any Person that is a Loan Party on the date of determination will be deemed to have been a Loan Party at all times during such reference period;

(c) any Person that is not a Loan Party on the date of determination will be deemed not to have been a Loan Party at any time during such reference period;

(d) Consolidated Cash Interest Expense shall be calculated after giving pro forma effect to incurrences and repayments of Indebtedness during the applicable reference period or subsequent to such reference period and on or prior to the date of determination (i) to the extent in connection with any transaction referred to in clause (a) above or (ii) pursuant to Section 8.2.1(x), in each case, as if they had occurred on the first day of the applicable reference period;

(e) if any Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness will be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account the effect on such interest rate of any Specified Hedge Agreement applicable to such Indebtedness); and

(f) Financial Covenant Debt shall be calculated as of the date of determination after giving effect to (i) all incurrences or repayments of Indebtedness occurring on such date of determination and (ii) all uses of cash in connection with any transaction referred to in clause (a) above occurring subsequent to the reference period and on or prior to the date of determination.

For purposes of this definition, whenever pro forma effect is given to a transaction, the pro forma calculations shall be made in good faith by a Responsible Officer of the Borrower and in a manner consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as set forth in a certificate of a Responsible Officer of the Borrower (with supporting calculations) and reasonably acceptable to the Administrative Agent. Interest on a capital lease shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such capital lease in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility (to the extent required to be computed on a pro forma basis) shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

“Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Administrative Agent).

“Purchase Money Security Interest” shall mean Liens upon tangible personal property securing loans to any Loan Party or deferred payments by such Loan Party for the purchase of such tangible personal property.

“Qualified Eligible Contract Participant Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Ratable Share” shall mean the proportion that a Lender’s Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitment) of all of the Lenders. If the Commitments have terminated or expired, the Ratable Shares shall be determined based upon the Commitments (excluding the Swing Loan Commitment) most recently in effect, giving effect to any assignments.

“Real Property” shall mean, individually as the context requires, the real property (other than the Excluded Properties) that is owned or leased by any Loan Party, including, but not limited to the surface, Coal, methane gas and other mineral rights, interests and coal leases associated with the properties described on Schedule 1.1(R) (other than the Excluded Properties), and “Real Property” shall mean, collectively, as the context requires, all of the foregoing but shall not include any asset that shall have been released, pursuant to Sections 10.10 [Authorization to Release Collateral or Guarantors; Certain Amendments] or 11.1.4 [Release of Collateral] from the Liens created in connection with this Agreement.

“Receivables Purchase Agreement” shall mean collectively, (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as modified, amended, restated, supplemented, refinanced, extended, renewed, increased or otherwise modified from time to time, but not replaced), by and among CNX Funding, the Borrower, the Sub-Servicers

(as defined therein), the conduit purchasers party thereto, the purchaser agents party thereto, the financial institutions from time to time parties thereto, and PNC, and (ii) that certain Purchase and Sale Agreement, dated as of April 30, 2003 (as modified, amended, restated, supplemented, refinanced, extended, renewed, increased or otherwise modified from time to time, but not replaced), by and among the Borrower, as the servicer, CNX Funding, CONSOL Energy Sales Company, CONSOL of Kentucky Inc., Consol Pennsylvania Coal Company LLC, Consolidation Coal Company, Island Creek Coal Company, Windsor Coal Company, McElroy Coal Company, Keystone Coal Mining Corporation, Eighty-Four Mining Company, and CNX Marine Terminals Inc.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, replace, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness~~; provided, however, that “Refinance” shall not include (i) any increase in the amount of such Indebtedness or (ii) any change in the terms or conditions of such Indebtedness that is materially more restrictive on any Loan Party party to such Indebtedness.~~ . “Refinanced” and “Refinancing” shall have correlative meanings.

“Regulation U” shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

“Reimbursement Obligation” shall have the meaning assigned to such term in Section 2.9.3.2 [Participations, Disbursements, Reimbursement].

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharge, injecting, escaping, leaching, dumping, disposing, depositing or migration into the Environment, or into, from or through any building or structure.

“Reportable Event” shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

“Required Lenders” shall mean Lenders (other than any Defaulting Lender) having more than 50% of the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender).

“Required Mining Permits” shall mean all permits, licenses, authorizations, plans, approvals and bonds necessary under the applicable Laws for the Loan Parties to continue to conduct coal mining and related operations on, in or under such parties’ real property, and any and all other mining properties owned or leased by the Borrower or any such Loan Party (collectively “Mining Property”) substantially in the manner as such operations had been authorized immediately prior to such Loan Party’s acquisition of its interests in such real property and as may be necessary for such Loan Party to conduct, in all material respects, coal mining and related operations on, in or under the Mining Property as described in any plan of operation.

“Required Share” shall have the meaning assigned to such term in Section 5.11 [Settlement Date Procedures].

“Responsible Officer” shall mean each of the chief executive officer, president, chief financial officer and treasurer of each Loan Party.

“Revolving Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of the Expiration Date and the date of termination of the Revolving Credit Commitments.

“Revolving Credit Commitment” shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned pursuant to an Assignment and Assumption Agreement, and “Revolving Credit Commitments” shall mean the aggregate Revolving Credit Commitments of all of the Lenders.

“Revolving Credit Loans” shall mean collectively and “Revolving Credit Loan” shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or 2.9.3 [Participations, Disbursements, Reimbursement].

“Revolving Credit Notes” shall mean collectively and “Revolving Credit Note” shall mean separately all the Revolving Credit Notes of the Borrower in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans.

“Revolving Exposure” shall mean, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Credit Loans and its Letter of Credit Obligations and Swingline Exposure at such time.

“Revolving Facility Usage” shall mean at any time the sum of the outstanding Revolving Credit Loans, the outstanding Swing Loans, and the Letter of Credit Obligations.

“Secured Debt” shall ~~have the meaning set forth in the Collateral Trust Agreement, as such definition may be amended from time to time.~~mean Financial Covenant Debt excluding any Indebtedness that is not secured by a Lien.

“Secured Parties” shall mean, collectively, the Collateral Trustee, the Administrative Agent, the Lenders and any provider of a Specified Swap Agreement or Other Lender Provided Financial Service Product.

“Securitization Subsidiary” shall mean CNX Funding, which is a Subsidiary of the Borrower (all of the outstanding equity interests of which, other than de minimis preferred stock and director’s qualifying shares, if any, are owned, directly or indirectly, by the Borrower), or a special purpose vehicle established for the limited purpose of acquiring and financing Accounts and contracts giving rise to Accounts of the Borrower or any Loan Party and engaging in activities ancillary thereto, all in connection with the transactions contemplated by the Permitted Receivables Financing.

“Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of the Original Closing Date, executed and delivered by each of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Security Documents” shall mean, collectively, the Collateral Trust Agreement, the Security Agreement, the Pledge Agreement, the Mortgages, the Ship Mortgages, the Patent, Trademark and Copyright Security Agreement, the control agreements required by the Security Agreement and each other security document or pledge agreement delivered in accordance with applicable local or foreign Law to grant a valid, perfected security interest in any property as Collateral for the Obligations, and all UCC or other financing statements or instruments of perfection required by this Agreement or any other such security document or pledge agreement to be filed with respect to the security interests in property and fixtures created pursuant to any document or instrument utilized to pledge or grant or purport to pledge or grant a security interest or lien on any property as Collateral for the Obligations, and amendments, supplements or joinders to the foregoing.

“Senior Notes (2010)” shall mean $1.5 billion aggregate principal amount of 8.00% senior notes due 2017 and $1.25 billion aggregate principal amount of 8.25% senior notes due 2020 of the Borrower outstanding on the Closing Date.

“Senior Notes (2010) Indentures” shall mean the indentures for the Senior Notes (2010), each dated April 1, 2010, among the Borrower, certain of its Subsidiaries, and The Bank of Nova Scotia Trust Company of New York, as trustee.

“Senior Notes (2011)” shall mean $250.0 million aggregate principal amount of 6.375% senior notes due 2021 of the Borrower outstanding on the Closing Date.

“Senior Notes (2011) Indenture” shall mean the indenture for the Senior Notes (2011), dated March 9, 2011, among the Borrower, certain of its Subsidiaries, and The Bank of Nova Scotia Trust Company of New York, as trustee.

“Senior Secured Leverage Ratio” shall mean, as of any date of determination, the ratio of Secured Debt ~~to Consolidated EBITDA. For purposes of calculating the Senior Secured Leverage Ratio, Secured Debt shall be determined as of the end of each fiscal quarter of the Borrower and Consolidated EBITDA shall be determined as of the end of each fiscal quarter of the Borrower~~as of such date of determination (after giving effect to all incurrences and repayment of Financial Covenant Debt occurring on such date) to Consolidated EBITDA for the latest period of four fiscal quarters ~~then~~ ended prior to the date of determination.

“Settlement Date” shall mean the Business Day on which the Administrative Agent elects to effect settlement pursuant to Section 5.11 [Settlement Date Procedures].

“Ship Mortgages” shall mean collectively and “Ship Mortgage” shall mean separately all ship mortgages or any ship mortgage, in a form acceptable to the Administrative Agent, with respect to vessels registered by the Loan Parties with the U.S. Coast Guard, executed and delivered by certain of the Loan Parties to the Collateral Trustee for the benefit of the Secured Parties.

“Solvent” shall mean, with respect to any Person on any date of determination, taking into account such right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.

“Specified Swap Agreement” shall mean (i) any Swap Agreement entered into by (a) any Loan Party and (b) any Lender or any Affiliate thereof, or any Person that was a Lender or an Affiliate thereof when such Swap Agreement was entered into as counterparty, or (ii) any Swap Agreement in effect immediately prior to the Closing Date entered into by (a) any Loan Party and (b) any Person if such Person or its Affiliate was a Lender on the Closing Date; provided that the designation of any Swap Agreement as a Specified Swap Agreement shall not create in favor of any Lender or Affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of any obligations of any Loan Party under any of the Loan Documents.

“Specified Swap Agreement Provider” shall have the meaning assigned to that term in Section 9.2.5.2 [Collateral Trust Agreement].

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Standby Letter of Credit” shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

“Subsidiary” of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a member and of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person’s Subsidiaries.

“Subsidiary Shares” shall have the meaning assigned to that term in Section 6.1.2 [Subsidiaries].

“Successor Agent Agreement” shall mean the Successor Agent Agreement, dated as of the date hereof among Wilmington Trust Company, a Delaware banking corporation, the Collateral Trustee and the Loan Parties.

“Super-Majority Lenders” shall mean, at any time, Lenders having in the aggregate Revolving Exposures and unused Revolving Credit Commitments representing more than 75% of the sum of the total Revolving Exposures and unused Revolving Credit Commitments at such time.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of the Loan Parties shall be a “Swap Agreement.”

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Transaction” shall mean any transaction pursuant to any Swap Agreement.

“Swingline Exposure” shall mean, at any time, the aggregate principal amount of all Swing Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Ratable Share of the total Swingline Exposure at such time.

“Swing Loan Commitment” shall mean PNC’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] in an aggregate principal amount up to $50,000,000.

“Swing Loan Note” shall mean the Amended and Restated Swing Loan Note of the Borrower in the form of Exhibit 1.1(N) evidencing the Swing Loans.

“Swing Loan Request” shall mean a request for Swing Loans made in accordance with Section 2.5.2 [Swing Loan Requests].

“Swing Loans” shall mean collectively and “Swing Loan” shall mean separately all Swing Loans or any Swing Loan made by PNC to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment].

“Syndication Agent” shall mean Bank of America, N.A. and its successors and assigns.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

“Threshold Amount” shall mean $~~75,000,000.~~50,000,000.

“UCC Collateral” shall mean the property of the Loan Parties in which security interests are granted under the Security Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law.

“United States or U.S.” shall mean the United States of America.

“USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

1.2 Construction.

Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (iii) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (iv) reference to any Person includes such Person’s successors and assigns; (v) unless otherwise provided, reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document, instrument, order, declaration, understanding or other arrangement means such agreement, document, instrument, order, declaration, understanding or other arrangement as amended, restated, supplemented, modified, extended, renewed, refunded, superseded, substituted for, replaced, refinanced or increased in whole or in part from time to time; (vi) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (viii) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document; ~~and~~ (ix) unless otherwise specified, all references herein to times of day shall be references to Eastern Time; and (x) references to the “date hereof” or “date of this Agreement” shall be to the Closing Date.

1.3 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 [Negative Covenants] shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Historical Statements referred to in Section 6.1.7(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 [Negative Covenants] based upon the Borrower’s regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower’s financial statements at that time, provided that, until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein.

1.4 Valuations. Whenever this Agreement requires the determination of the monetary value of “other consideration”, a Guaranty, “other obligations” or an Investment and the computation method to determine such monetary value is not already addressed by GAAP, (i) the monetary value of “other consideration” or an Investment of tangible property shall be calculated as the fair market value of such consideration or tangible property, (ii) the monetary value of any Guaranty at any time of a fixed monetary obligation shall be the amount of such fixed monetary obligation at such time, (iii) the monetary value of any Guaranty of a fixed stream of monetary obligations at any time shall be the present value of the remaining amounts of such stream of monetary obligations at such time discounted at a rate equal to the Borrower’s cost of funds at such time, (iv) the monetary value of a Guaranty of performance or of contingent liabilities at any time shall be the amount which, in light of all the facts and circumstances existing at the time, represent the amount which would reasonably be expected to become an actual or matured monetary obligation or liability of the Person making such Guaranty determined by such Person in good faith, or (v) the monetary value of “other obligations”, contingent or otherwise, at any time shall be the amount which, in light of all the facts and circumstances existing at the time, represent the amount which would reasonably be expected to become an actual or matured monetary obligation or liability of the Person who is obligated for such “other obligations”.

2. REVOLVING CREDIT AND SWING LOAN FACILITIES

2.1 Revolving Credit Commitments.

2.1.1 Revolving Credit Loans.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Obligations and the outstanding Swing Loans, (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments and (iii) the aggregate amount of Indebtedness (as defined in the Senior Notes (2011) Indenture)

under this Agreement and the CNX Gas Credit Agreement shall not exceed the Applicable Senior Notes Indenture Cap; provided, further, that (x) at the Administrative Agent’s request, the Borrower shall provide the Administrative Agent calculations and supporting information reasonably satisfactory to the Administrative Agent showing compliance with clause (iii) and (y) notwithstanding the foregoing clause (x), the Administrative Agent shall have no obligation to request such calculation or information or to determine compliance with clause (iii), and shall be fully entitled to assume (without any further investigation) that each borrowing of Revolving Credit Loans complies with clause (iii) if the Borrower makes a Loan Request for such borrowing. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.1.

2.1.2 Swing Loan Commitment.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $50,000,000 (the “Swing Loan Commitment”), provided that after giving effect to such Loan, the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.

Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3 Commitment Fees.

Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) multiplied by the average daily difference between the amount of (i) the Revolving Credit Commitments (for purposes of this computation, PNC’s Swing Loans shall not be deemed to be borrowed amounts under its Revolving Credit Commitment) and (ii) the Revolving Facility Usage; provided, however, that any Commitment Fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a

Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue with respect to the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date.

2.4 ~~Voluntary~~ Commitment Reduction.

2.4.1 Voluntary Commitment Reductions

The Borrower shall have the right any time and from time to time, without premium or penalty, upon three (3) Business Days’ prior written, irrevocable notice to the Administrative Agent to permanently reduce, in whole multiples of $5,000,000 of principal, or terminate the Revolving Credit Commitments; provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Commitment Fee then accrued on the amount of such reduction or termination and (b) the prepayment of the Revolving Credit Loans, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof), to the extent that the Revolving Facility Usage exceeds the Revolving Credit ~~Commitment~~Commitments as so reduced or terminated, and provided further that the Revolving Credit Commitments may not be reduced below the Revolving Facility Usage. Each reduction of Revolving Credit Commitments shall pro-ratably reduce the Revolving Credit Commitments of the Lenders. From the effective date of any such reduction or termination the obligations of the Borrower to pay the Commitment Fee pursuant to Section 2.3 [Commitment Fees] shall correspondingly be reduced or cease.

2.4.2 Mandatory Commitment Reductions

If any Loan Party makes Investments pursuant to clause (viii) of Section 8.2.4 [Loans and Investments] and/or Dispositions pursuant to clause (viii) of Section 8.2.7 [Dispositions of Assets or Subsidiaries] in excess of $100,000,000, in the aggregate for all such Investments and Dispositions from and after the Amendment No. 1 Effective Date, the Revolving Credit Commitments shall be automatically and permanently reduced (on a pro rata basis among the Lenders) by the amount that such Investments and/or Dispositions exceed $100,000,000; provided that such reduction shall be accompanied by (a) the payment in full of any Commitment Fee then accrued on the amount of such reduction and (b) the prepayment of Loans and/or cash collateralization of Letters of Credit in a manner satisfactory to the applicable Issuing Banks, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof), to the extent that the Revolving Facility Usage exceeds the Revolving Credit Commitments as so reduced. From the effective date of any such reduction the obligations of the Borrower to pay the Commitment Fee pursuant to Section 2.3 [Commitment Fees] shall correspondingly be reduced.

2.5 Revolving Credit Loan Requests; Swing Loan Requests.

2.5.1 Revolving Credit Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2

[Interest Periods], by delivering to the Administrative Agent, not later than 11:00 a.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Loans; and (ii) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify or certify, as applicable (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which amount shall be in (x) an integral multiple of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche under the LIBOR Rate Option, and (y) an integral multiple of $50,000 and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the LIBOR Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the LIBOR Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

2.5.2 Swing Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC to make Swing Loans by delivery to PNC not later than 2:00 p.m. on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swing Loan Request”), it being understood that PNC may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $50,000 and shall be not less than $100,000.

2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Loans.

2.6.1 Making Revolving Credit Loans.

The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5.1 [Revolving Credit Loan Requests], notify the Lenders of its receipt of such Loan Request specifying the information provided by the Borrower and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6.2 [Presumptions by the Administrative Agent].

2.6.2 Presumptions by the Administrative Agent.

Unless the Administrative Agent shall have received notice from a Lender prior to 1:00 p.m. on the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6.1 [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

2.6.3 Making Swing Loans.

So long as PNC elects to make Swing Loans, PNC shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2 [Swing Loan Requests], fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 3:00 p.m. on the Borrowing Date.

2.6.4 Repayment of Loans.

The Borrower shall repay all Loans together with all outstanding interest thereon on the Expiration Date.

2.7 Notes.

If requested by any Lender, the obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans or Swing Loans made to it by such Lender, together with interest thereon, shall be evidenced by a Revolving Credit Note or a Swing Loan Note, as applicable, dated the ~~Closing Date~~date of issuance of such Revolving Credit Note or Swing Loan Note, payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment or Swing Loan Commitment, as applicable, of such Lender.

2.8 Use of Proceeds. The proceeds of the Loans shall be used in accordance with Section 8.1.8 [Use of Proceeds].

2.9 Letter of Credit Subfacility.

2.9.1 Issuance of Letters of Credit.

2.9.1.1 On the Closing Date, the outstanding Letters of Credit previously issued by PNC as an “Issuing Lender” under the 2010 Credit Agreement that are set forth on Schedule 2.9 (the “Existing Letters of Credit”) will automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued hereunder for the account of the Borrower for all purposes of this Agreement and the other Loan Documents. In addition, subject to the terms and conditions of this Agreement, Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party or any Affiliate thereof by delivering or having such other Loan Party or such Affiliate deliver to an Issuing Lender (with a copy to the Administrative Agent) a completed application and agreement for letters of credit and other Issuer Documents in such form as such Issuing Lender may specify from time to time by no later than 11:00 a.m., at least three (3) Business Days, or such shorter period as may be agreed to by such Issuing Lender, in advance of the proposed date of issuance. The Borrower shall be a co-applicant and a co-obligor with respect to each Letter of Credit issued for the account of any other Loan Party or such Affiliate, in which case each of the co-applicants and co-obligors will have joint and several liability with respect to any such Letter of Credit. The Issuing Lender and the Lenders shall be permitted to seek reimbursement of any LC Disbursement directly from the Borrower and shall have no obligation to pursue any action against any co-applicant. Letters of Credit may be issued in the form of a Standby Letter of Credit or a Commercial Letter of Credit. Letters of Credit shall only be issued in U.S. Dollars. For the avoidance of doubt, the Loan Parties acknowledge that each Letter of Credit issued for the account of Persons other than the Loan Parties (even though the Borrower is a co-applicant thereon) shall constitute an Investment and Guaranty, without duplication, and shall be subject to the limitations set forth herein.

Promptly after receipt of any letter credit application, the applicable Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application from the Borrower and, if not, such Issuing Lender shall provide the Administrative Agent with a copy of the application and all of the Issuer Documents. Unless such Issuing Lender has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in this Agreement shall not then be satisfied, then, such Issuing Lender may issue the applicable Letter of Credit in accordance with its standard customs and practices and such Letter of Credit shall constitute a “Letter of Credit” hereunder.

Promptly after its delivery of any Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit.

2.9.1.2 The Borrower may make a request for the issuance of Letters of Credit from any Issuing Lender, at Borrower’s election, at any time and from time to time during the Revolving Availability Period. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, such Issuing Lender or any of the Issuing Lender’s Affiliates will issue, amend, extend or renew a Letter of Credit; provided that after giving effect to such issuance, amendment, extension or renewal:

(i) each Letter of Credit shall expire at or prior to the close of business on the earlier of (A) the date twenty-four (24) months from the date of issuance; provided that any such Letter of Credit may automatically renew if such Letter of Credit has an automatic renewal feature set forth in the terms thereof, unless the applicable Issuing Lender or Issuing Lender’s Affiliate gives notice of non-renewal of such Letter of Credit, or (B) a date that is ten (10) Business Days prior to the Expiration Date; provided that any Letter of Credit scheduled to expire after the Expiration Date is subject to the requirements in Section 2.9.10 [Cash Collateral Prior to the Expiration Date]; and

(ii) the Letter of Credit Obligations shall not exceed the amount of the total Revolving Credit Commitments minus the Loans.

Notwithstanding the foregoing, no Issuing Lender shall be required to issue any Letter of Credit if a default of any Lender’s obligations to fund under Section 2.9.3.2(i) [Participations, Disbursements, Reimbursement] exists or any Lender is at such time a Defaulting Lender hereunder, unless such Issuing Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate such Issuing Lender’s risk with respect to such Lender.

In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Issuer Documents, relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Issuing Lender shall amend any Letter of Credit if such Issuing Lender would not be permitted at such time to issue such Letter of Credit in the amended form under the terms hereof.

2.9.2 Letter of Credit Fees.

2.9.2.1 Letter of Credit Fees.

With respect to each Letter of Credit, the Borrower shall pay to the Administrative Agent for the ratable account (determined based upon Ratable Share) of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of Credit Fee Rate, per annum, then in effect (computed on the basis of a year of 360 days and actual days elapsed) on the aggregate daily amount available to be drawn under the Letters of Credit (if any Letters of Credit shall increase in amount automatically in the future, such amount available to be drawn shall currently give effect to any such future increase), payable in arrears on each Payment Date.

2.9.2.2 Fronting Fees.

In addition, the Borrower shall pay to each Issuing Lender for its own account a fronting fee equal to 0.125% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average amount available to be drawn under such Issuing Lender’s Letters of Credit outstanding (if any such Letters of Credit shall increase in amount automatically in the future, such amount available to be drawn shall currently give effect to any such future increase) and shall be payable in arrears on each Payment Date.

2.9.2.3 Customary Fees and Expenses.

The Borrower shall also pay to the Administrative Agent for each Issuing Lender’s sole account such Issuing Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit issued by such Issuing Lender, all as such Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, extension, renewal, amendment, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. For each Commercial Letter of Credit, the Borrower shall pay to each Issuing Lender for its own account, a negotiation fee of 0.25% of each draw on each Letter of Credit issued by such Issuing Lender, payable at the time of the drawing.

2.9.3 Participations, Disbursements, Reimbursement.

2.9.3.1 Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender thereof a participation in such Letter of Credit (including the Existing Letters of Credit) and, without duplication, each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.9.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender shall promptly notify the Administrative Agent and the Borrower, provided that any failure of such Issuing Lender to promptly notify the Borrower shall not release the Borrower from its Reimbursement Obligation. The Borrower shall reimburse such Issuing Lender, in immediately available funds, in an amount equal to the amount so paid by such Issuing Lender (such obligation to reimburse such Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”). Each Reimbursement Obligation shall be received by such Issuing Lender prior to 12:00 noon, on the date that an amount is paid by such Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”), unless the Borrower was not provided with notice of a Letter of Credit drawing prior to such time (in which case, the Reimbursement Obligation shall be paid promptly upon notice from such Issuing Lender). In the event the Borrower (or any other account party) fails to reimburse such Issuing Lender for the full amount of any drawing under any Letter of Credit by 12:00 noon (or upon notice from the applicable Issuing Lender if the Borrower was not provided written notice of a Letter of Credit drawing prior to such time) on the Drawing Date:

(i) with respect to a failure to reimburse any amount drawn under a Letter of Credit, such Issuing Lender will promptly notify, in writing, the Administrative Agent (who in turn will notify each Lender) of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Ratable Share thereof. The Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date with respect to such Letter of Credit, subject to the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Each Lender shall upon any notice pursuant to this Section 2.9.3.2 make available to the Administrative Agent, for the account of such Issuing Lender, an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3.2(ii)) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount and the Reimbursement Obligation shall be deemed fulfilled. If any Lender so notified fails to make available to the Administrative Agent for the account of the Administrative Agent the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m., on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this subparagraph (i).

(ii) with respect to any unreimbursed drawing under a Letter of Credit that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.2(i), because of the Borrower’s failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit], other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Administrative Agent a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing and the Reimbursement Obligation shall be deemed fulfilled. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent pursuant to this Section 2.9.3.2 shall be paid to the applicable Issuing Lender and be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a “Participation Advance” from such Lender in satisfaction of its participation obligation under subparagraph (i).

2.9.4 Repayment of Participation Advances.

2.9.4.1 Upon receipt by the Administrative Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Administrative Agent under a Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Administrative Agent under such a Letter of Credit, the Administrative Agent will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Administrative Agent.

2.9.4.2 If such Issuing Lender or the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Administrative Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent or such Issuing Lender, forthwith return to the Administrative Agent or such Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent or such Issuing Lender, as the case may be, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.9.5 Documentation.

Each Loan Party agrees to be bound by the terms of such Issuing Lender’s Issuer Documents and written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between Issuer Documents and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, each Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.9.6 Determinations to Honor Drawing Requests.

In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.9.7 Nature of Participation and Reimbursement Obligations.

Each Lender’s obligation in accordance with this Agreement with respect to Letters of Credit and the Obligations of the Borrower to reimburse each respective Issuing Lender upon a draw under a Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 [Letter of Credit Subfacility] under all circumstances, including the following circumstances:

(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever;

(ii) with respect to Letters of Credit, the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5.1 [Revolving Credit Loan Requests], 2.5.2 [Swing Loan Requests] or 7.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Participations, Disbursements, Reimbursement];

(iii) any lack of validity or enforceability of any Letter of Credit;

(iv) any claim of breach of warranty that might be made by any Loan Party or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), any Issuing Lender or its Affiliates or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if such Issuing Lender or any of such Issuing Lender’s Affiliates has been notified thereof;

(vi) payment by such Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(viii) any failure by such Issuing Lender or any of such Issuing Lender’s Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless such Issuing Lender has received written notice from such Loan Party of such failure within three (3) Business Days after such Issuing Lender shall have furnished such Loan Party a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice and such Letter of Credit has been returned to such Issuing Lender for reissuance;

(ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(x) any breach of this Agreement or any other Loan Document by any party thereto;

(xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.9.8 Indemnity.

In addition to amounts payable as provided in Section 11.3.2 [Indemnification by the Borrower], the Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender, in its capacity as issuer of a Letter of Credit, and any of such Issuing Lender’s Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, Taxes as provided for pursuant to Section 5.9 [Taxes], penalties, interest, judgments, losses, costs, charges and expenses (including reasonable out-of-pocket fees, expenses and disbursements of counsel) which each Issuing Lender or any of such Issuing Lender’s Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit issued by it, other than as a result of (A) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by such Issuing Lender or any of such Issuing Lender’s Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

2.9.9 Liability for Acts and Omissions.

As between any Loan Party and an Issuing Lender, or such Issuing Lender’s Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, no Issuing Lender shall be responsible for any of the following including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document (including all sight drafts, certificates and all other instruments) submitted by any party in connection with any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such Issuing Lender or such Issuing Lender’s Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender or such Issuing Lender’s Affiliates, as applicable, including any acts of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender’s or such Issuing Lender’s Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve any Issuing Lender from liability for (a) such Issuing Lender’s gross negligence or willful misconduct in connection with actions or omissions described in clauses (i) through (viii) of such sentence or (b) with respect to any damages suffered by any Loan Party that such Loan Party proves were caused by such Issuing Lender’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In no event shall any Issuing Lender or any Issuing Lender’s Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, each Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by such Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by such Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on such Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by each Issuing Lender or such Issuing Lender’s Affiliates under or in connection with the Letters of Credit issued by it, the Issuer Documents or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender or such Issuing Lender’s Affiliates under any resulting liability to the Borrower or any Lender, unless such action taken or omitted is found in a final and nonappealable judgment by a court of competent jurisdiction to have constituted gross negligence or willful misconduct.

2.9.10 Cash Collateral Prior to the Expiration Date.

If any Letter of Credit is outstanding and such Letter of Credit (as it may have previously been extended) will have an expiration date which is after the Expiration Date, then the Borrower shall, on or before the issuance, extension or renewal of such Letter of Credit, deposit and pledge Cash Collateral for each such Letter of Credit in an amount equal to 105% of the face value of such outstanding Letter of Credit plus the amount of fees that would be due under such Letter of Credit through the expiry date of such Letter of Credit. Such Cash Collateral shall be deposited pursuant to documentation reasonably satisfactory to the Administrative Agent and such Issuing Lender and the Borrower and shall be maintained in blocked deposit accounts at such Issuing Lender. The Borrower hereby grants to the applicable Issuing Lender a security interest in all Cash Collateral pledged to such Issuing Lender pursuant to this Section or otherwise under this Agreement. The Cash Collateral related to a particular Letter of Credit shall be released by the applicable Issuing Lender upon termination or expiration of such Letter of Credit and the reimbursement by the Loan Parties of all amounts drawn thereon and the payment in full of all fees accrued thereon through the date of such expiration or termination. After the Expiration Date, the Borrower shall pay any and all fees associated with any such Letter of Credit with an expiration date that extends beyond the Expiration Date directly to the applicable Issuing Lender.

2.10 Borrowings to Repay Swing Loans.

PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Commitment minus its Ratable Share of the Letter of Credit Obligations and Swing Loans. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 [Revolving Credit Loan Requests] without regard to any of the requirements of that provision. The Administrative Agent on behalf of PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) no later than 11:00 a.m. on any Business Day that such Revolving Credit Loans are to be made under this Section 2.10 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Request] or Section 7.2 [Each Additional Loan or Letter of Credit] are then satisfied) to the Administrative Agent on behalf of PNC, no later than 3:00 p.m., on the Settlement Date.

2.11 Increase in Revolving Credit Commitments. Increasing Lenders and New Lenders. The Borrower may, up to two times prior to the Expiration Date, request that (1) the current Lenders (each a “Current Lender”) increase their Revolving Credit Commitments (any Current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) and/or (2) one or more new lenders (each a “New Lender”) join this

Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions:

(A) No Obligation to Increase. No Current Lender shall be obligated to increase its Revolving Credit Commitment, and any increase in the Revolving Credit Commitment of any Current Lender shall be in the sole discretion of such Current Lender;

(B) Defaults. There shall exist no Event of Default or Potential Default on the effective date of such increase and after giving effect to such increase;

(C) Increase in and Aggregate Amount of Revolving Credit Commitments. The amount of the increase in Revolving Credit Commitments is at least $100,000,000. The increases in the Revolving Credit Commitments made from time to time pursuant to this Section shall not exceed $250,000,000 in the aggregate;

(D) Resolutions; Opinion; Mortgage Amendments. The Loan Parties shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties, (2) an opinion of counsel, which at Borrower’s option, may be in-house counsel, addressed to the Administrative Agent and the Lenders addressing the authorization, execution and enforceability of the Loan Documents executed in connection with such increase in the Revolving Credit Commitments, and (3) amendments to the Mortgages and Ship Mortgages executed and delivered by the applicable Loan Parties to the Collateral Trustee for the benefit of the Secured Parties to reflect the increase in Revolving Credit Commitments, in form and substance reasonably satisfactory to the Administrative Agent. The Loan Parties shall cause the amendments described in clause (3) to be properly recorded and/or filed in the applicable filing or recording offices. Notwithstanding the preceding, with respect to each Mortgage existing as of the effective date of such increase, if there shall be delivered to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of local counsel in the jurisdiction in which Real Property subject to such Mortgage is located substantially to the effect that no documents, instruments, filings recordings, re-recordings, re-filings or other actions, including the payment of any mortgage recording taxes or similar taxes, are required under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, for the benefit of the Secured Parties, mortgage amendments with respect to Mortgages for Real Property located in such jurisdiction will not be required;

(E) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender that requests a Revolving Credit Note, a replacement Revolving Credit Note reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated and shall be returned to the Borrower as soon as practicable), and (2) to each New Lender that requests a Revolving Credit Note, a Revolving Credit Note reflecting the amount of such New Lender’s Revolving Credit Commitment;

(F) Approval of New Lenders. Any New Lender shall be subject to the approval of the Administrative Agent, PNC as Issuing Lender and each other Issuing Lender with outstanding Letters of Credit, such approval not to be unreasonably withheld or delayed;

(G) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent before the effective date of such increase; and

(H) New Lender Joinder. Each New Lender shall execute a New Lender Joinder pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such New Lender Joinder.

(ii) Syndication. In the event that the Borrower elects to request an increase of the Revolving Credit Commitments, the Borrower and the Administrative Agent agree to mutually develop a syndication strategy, including timelines for commitments.

(iii) Treatment of Outstanding Loans and Letters of Credit.

(A) Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, the Borrower shall (a) repay the Revolving Credit Loans then outstanding to each of the Current Lenders to the extent necessary so that after giving effect to the increase in the Revolving Credit Commitments each Current Lender will have its Ratable Share of the outstanding Revolving Credit Loans, subject to the Borrower’s indemnity obligations under Section 5.10 [Indemnity] and (b) borrow Revolving Credit Loans from Increasing Lenders and New Lenders to the extent necessary so that after giving effect to the increase in the Revolving Credit Commitments, each such Lender will have its Ratable Share of the outstanding Revolving Credit Loans. To facilitate the foregoing, the Borrower may, subject to its compliance with the other terms of this Agreement, borrow new Loans on the effective date of such increase. The Administrative Agent is hereby authorized to update Schedule 1.1(B) to reflect the increase in Revolving Credit Commitments.

(B) Outstanding Letters of Credit; Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, (a) each Current Lender shall be deemed to have sold its existing participation in each then outstanding Letter of Credit and purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letters of Credit, and (b) each New Lender will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit. All fees shall accrue and be paid on the Letters of Credit based upon each Lender’s participation therein over the relevant period of time. To the extent necessary to enable each of the Current Lenders and the New Lenders to own a Ratable Share of the Participation Advances after any increase in the Revolving Credit Commitments, (a) the Current Lenders will sell a portion of its Participation

Advances, and (b) the New Lenders and the Increasing Lenders will acquire Participation Advances (and will pay to the Administrative Agent, for the account of each selling Lender, in immediately available funds, an amount) equal to its Ratable Share of all outstanding Participation Advances. All fees and interest on Participation Advances shall be allocated based upon each Lender’s ownership therein from time to time.

3. RESERVED

4. INTEREST RATES

4.1 Interest Rate Options.

The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or LIBOR Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than ten (10) Borrowing Tranches in the aggregate among all of the Loans and provided further that if an Event of Default or Potential Default exists and is continuing, the Borrower may not request, convert to, or renew the LIBOR Rate Option for any Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the LIBOR Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.

4.1.1 Revolving Credit Interest Rate Options; Swing Line Interest Rate.

The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate plus the Applicable Margin.

Subject to Section 4.3 [Interest After Default], only the Base Rate Option applicable to Revolving Credit Loans shall apply to the Swing Loans.

4.1.2 Rate Quotations.

The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.2 Interest Periods.

At any time when the Borrower shall select, convert to or renew a LIBOR Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a LIBOR Rate Option:

4.2.1 Amount of Borrowing Tranche.

Each Borrowing Tranche of Loans under the LIBOR Rate Option shall be in integral multiples of $1,000,000 and not less than $5,000,000; and

4.2.2 Renewals.

In the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

4.3 Interest After Default.

To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, and upon written demand by the Required Lenders to the Administrative Agent:

4.3.1 Letter of Credit Fees, Interest Rate.

The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

4.3.2 Other Obligations.

Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate plus the Applicable Margin plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

4.3.3 Acknowledgment.

The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

4.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

4.4.1 Unascertainable.

If on any date on which a LIBOR Rate would otherwise be determined, the Administrative Agent shall have determined that:

(i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or

(ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate, the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.2 Illegality; Increased Costs; Deposits Not Available.

If at any time any Lender shall have determined that:

(i) the making, maintenance or funding of any Loan to which a LIBOR Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii) such LIBOR Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

(iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBOR Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.3 Administrative Agent’s and Lender’s Rights.

In the case of any event specified in Section 4.4.1 [Unascertainable] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBOR Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.4.1 [Unascertainable] and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a LIBOR Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.6 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

4.5 Selection of Interest Rate Options.

If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

5. PAYMENTS

5.1 Payments.

All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 1:00 p.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event payments are received by

1:00 p.m. by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

5.2 Pro Rata Treatment of Lenders.

Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent’s Fee and the fees payable to the Issuing Lender pursuant to Section 2.9.2.2 [Fronting Fees] or 2.9.2.3 [Customary Fees and Expenses]) or amounts due from the Borrower hereunder to the Lenders with respect to the Revolving Credit Commitments and Revolving Credit Loans, shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Section 4.4.3 [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [LIBOR Rate Unascertainable; Etc.], 5.6.2 [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees, Letter of Credit Fees, and other fees or amounts then due to such Lender as set forth in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC according to Section 2.10 [Borrowings to Repay Swing Loans].

5.3 Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata amount that such Lender is entitled thereto in accordance with the amount of principal, interest, Commitment Fees, Letter of Credit Fees, and other fees or amounts then due to such Lender in accordance with this Agreement, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(ii) the provisions of this Section 5.3 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 5.3 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

Any Lender that fails at any time to comply with the provisions of this Section 5.3 shall be deemed a Defaulting Lender until such time as it performs its obligations hereunder and is not otherwise a Defaulting Lender for any other reason. A Defaulting Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of or relating to outstanding Loans, Letters of Credit, interest, fees or otherwise, to the remaining non-defaulting Lenders for application to, and reduction of, their respective Ratable Share of all outstanding Loans and other unpaid Obligations of any of the Loan Parties. The Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments to the non-defaulting Lenders in proportion to their respective Ratable Share of all outstanding Loans and other unpaid Obligations of any of the Loan Parties to which such Lenders are entitled until, as a result of application of the assigned payments to all outstanding Loans and other unpaid Obligations of any of the Loan Parties to the non-defaulting Lenders, the Lenders’ respective Ratable Share of all outstanding Loans and unpaid Obligations have returned to those in effect immediately prior to such violation of this Section 5.3.

5.4 Presumptions by Administrative Agent.

Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

5.5 Interest Payment Dates.

Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date. Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on each date that falls every three (3) Months after the beginning of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise).

5.6	Voluntary Prepayments. Right to Prepay.

The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.6.2 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans to which the LIBOR Rate Option applies or no later than 11:00 a.m. on the date of prepayment of Swing Loans and Revolving Credit Loans to which the Base Rate Option applies, setting forth the following information:

(i) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swing Loans;

(iii) a statement indicating the application of the prepayment between Loans to which the Base Rate Option applies and Loans to which the LIBOR Rate Option applies; and

(iv) the total principal amount of such prepayment, which shall not be less than the lesser of (x) the aggregate principal amount of all outstanding Loans or (y) $100,000 for any Swing Loan or $1,000,000 for any Revolving Credit Loan.

All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.3 [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Swing Loans and then to Revolving Credit Loans; and (ii) after giving effect to the allocations in clause (i) above, first to Loans to which the Base Rate Option applies, then to Loans to which the LIBOR Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s obligation to indemnify the Lenders under Section 5.10 [Indemnity].

5.6.2 Replacement of a Lender.

In the event any Lender (i) gives notice under Section 4.4 [LIBOR Rate Unascertainable, Etc.], (ii) requests compensation under Section 5.8 [Increased Costs], or requires the Borrower to pay any additional amount to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], (iii) is a Defaulting Lender, or (iv) is a Non-Consenting Lender referred to in Section 11.1 [Modifications, Amendments or Waivers], then in any such event the Borrower may, at its election upon notice to such Lender and the Administrative Agent, either:

(i) prepay the Loans and Participation Advances of such Lender in whole, together with all interest accrued thereon and any accrued fees and all other amounts payable to such Lender hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]), and terminate such Lender’s Commitment; or

(ii) at its sole expense, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8 [Successors and Assigns]), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(A) the Borrower or such assignee shall have paid to the Administrative Agent the assignment fee specified in Section 11.8 [Successors and Assigns];

(B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and Participation Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(C) in the case of any such assignment resulting from a claim for compensation under Section 5.8.1 [Increased Costs Generally] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; and

(D) such assignment does not conflict with applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees that, if the Borrower elects to replace such Lender in accordance with this Section 5.6.2, it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption Agreement to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption Agreement; provided that the failure of any such Lender to execute an Assignment and Assumption Agreement shall not render such assignment invalid, and such assignment shall be recorded in the register if all other requirements of such assignments have been satisfied.

5.7 Mitigation Obligation.

Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.], Section 5.8 [Increased Costs] or Section 5.9 [Taxes] with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Administrative Agent or any Lender provided in this Agreement.

5.8 Increased Costs.

5.8.1 Increased Costs Generally.

If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuing Lender;

(ii) subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan under the LIBOR Rate Option made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 5.9 [Taxes] and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Lender); or

(iii) impose on any Lender, the Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or any Loan under the LIBOR Rate Option made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan under the LIBOR Rate Option (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Lender, the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

5.8.2 Capital Requirements.

If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

5.8.3 Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans.

A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in Sections 5.8.1 [Increased Costs Generally] or 5.8.2 [Capital Requirements] and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

5.8.4 Delay in Requests.

Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

5.9 Taxes.

5.9.1 Payments Free of Taxes.

Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

5.9.2 Payment of Other Taxes by the Borrower.

Without limiting the provisions of Section 5.9.1 [Payments Free of Taxes] above, the Borrower shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

5.9.3 Indemnification by the Borrower.

The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

5.9.4 Evidence of Payments.

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to an Official Body, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

5.9.5 Status of Lenders; Refunds.

Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. Notwithstanding the submission of such documentation claiming a reduced rate of or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under § 1.1441-7(b) of the United States Income Tax Regulations. Further, the Administrative Agent is indemnified under § 1.1461-1(e) of the United States Income Tax Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under § 1441 of the Internal Revenue Code. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) two (2) duly completed valid originals of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(ii) two (2) duly completed valid originals of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) two duly completed valid originals of IRS Form W-8BEN,

(iv) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower to determine the withholding or deduction required to be made, or

(v) to the extent that any Lender is not a Foreign Lender, such Lender shall submit to the Administrative Agent two (2) originals of an IRS Form W-9 or any other form prescribed by applicable Law demonstrating that such Lender is not a Foreign Lender.

If the Administrative Agent, a Lender or any Issuing Lender receives a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Official Body with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Official Body) to the Administrative Agent, such Lender or such Issuing Lender in the event the Administrative Agent, such Lender or such Issuing Lender is required to repay such refund to such Official Body. This paragraph shall not be construed to require the Administrative Agent, any Lender or any Issuing Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

5.10 Indemnity.

In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses, claims, damages, or expenses (including loss of margin, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any:

(i) payment, prepayment, conversion or renewal of any Loan to which a LIBOR Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.6 [Voluntary Prepayments],

(iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder, or

(iv) the assignment of any Revolving Credit Loans under the LIBOR Rate Option other than on the last day of the Interest Period as a result of a request by the Borrower pursuant to Section 5.6.2 [Replacement of a Lender]; provided, however, that with respect to this clause (iv), the Borrower shall not be required to indemnify any Defaulting Lender whose Revolving Credit Loans are being replaced as a result of a request by the Borrower pursuant to Section 5.6.2 [Replacement of a Lender].

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

5.11 Settlement Date Procedures.

In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC may make Swing Loans as provided in Section 2.1.2 [Swing Loan Commitments] hereof during the period between Settlement Dates. The Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1.2 [Swing Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans.

6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties.

The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

6.1.1 Organization and Qualification.

Each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing (if the concept of “good standing” is recognized under the laws of the applicable jurisdiction with respect to such Loan Party) under the laws of its jurisdiction of organization. Each Loan Party has the lawful power to own or lease its properties and to conduct its business in which it is currently engaged, except where the failure to have such power would not reasonably be expected to result in any Material Adverse Change. Each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary except to the extent that the failure to be so duly licensed or qualified or in good standing would not reasonably be expected to result in any Material Adverse Change.

6.1.2 Subsidiaries.

Schedule 6.1.2 states the name of each of the Loan Parties that are Subsidiaries of the Borrower, its jurisdiction of incorporation, the issued and outstanding shares thereof (referred to herein as the “Subsidiary Shares”) and the owners thereof if it is a corporation, its outstanding partnership interests (the “Partnership Interests”) if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the “LLC Interests”) if it is a limited liability company. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.2.

6.1.3 Power and Authority.

Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

6.1.4 Validity and Binding Effect.

This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver has been duly executed and delivered by such Loan Party. This Agreement and each other Loan Document constitutes legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

6.1.5 No Conflict.

Neither the execution and delivery of this Agreement or the other Loan Documents to which it is a party by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law, instrument, order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents), except that certain consents may be required under the various contracts and agreements in connection with any attempt to assign such various contracts and agreements pursuant to the assertion of remedies under the Loan Documents.

6.1.6 Litigation.

There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Responsible Officer of the Borrower, threatened against any Loan Party at law or equity before any Official Body or arbitrator that individually or in the aggregate would reasonably be expected to result in any Material Adverse Change. To the knowledge of any Responsible Officer of the Borrower, none of the Loan Parties is in violation of any order, writ, injunction or any decree of any Official Body that would reasonably be expected to result in any Material Adverse Change.

6.1.7 Financial Statements.

(i) Historical Statements. The Borrower has delivered to the Administrative Agent copies of (i) its audited consolidated year-end financial statements of the Borrower for and as of the end of the fiscal year ended December 31, ~~2010~~2012 and (ii) the unaudited consolidated financial statements of the Borrower as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 (the “Historical Statements”). The Historical Statements were compiled from the books and records maintained by the Borrower’s management, are correct and complete in all material respects and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, except that the unaudited financial statements are subject to normal year-end adjustments.

(ii) Financial Projections. The Borrower has delivered to the Administrative Agent financial projections (including balance sheets and statements of operation and cash flows) of the Loan Parties (after giving effect to the CCC Transaction) for the period ~~2011~~2013 through ~~2015~~2018 derived from various assumptions of the Borrower’s management (the “Financial Projections”). The Financial Projections have been prepared in good faith based upon reasonable assumptions, it being understood that the Financial Projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the Financial Projections will be realized.

(iii) Accuracy of Financial Statements. Neither the Borrower nor any other Loan Party has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any other Loan Party that would reasonably be expected to cause a Material Adverse Change. Since December 31, ~~2010,~~2012, no Material Adverse Change has occurred.

6.1.8 Use of Proceeds; Margin Stock.

6.1.8.1 General.

The Loan Parties intend to use the proceeds of the Loans in accordance with Section 8.1.8 [Use of Proceeds].

6.1.8.2 Margin Stock.

None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System, and the Borrower shall assist the Lenders, as reasonably requested by the Administrative Agent, with the Lenders’ compliance with Regulation U as such compliance relates to the Borrower and the Loans, including by providing the Administrative Agent with all documents, forms and certificates reasonably requested by the Administrative Agent in relation thereto, including delivering to the Administrative Agent a Federal Reserve Form U-1 with Parts I and II completed, in form and substance reasonably satisfactory to the Administrative Agent, concurrently with the first request for a Loan and thereafter providing any amendments thereto as may be required by Law.

6.1.9 Full Disclosure.

Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition or results of operations of the Loan Parties taken as a whole that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the ~~date hereof~~Amendment No. 1 Effective Date in connection with the transactions contemplated hereby.

6.1.10 Taxes.

All federal, state, local and other tax returns required to have been filed with respect to each Loan Party have been filed, and payment or adequate provision has been made for the payment of all such taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party for any period.

6.1.11 Consents and Approvals.

Except for the filings or recordings required pursuant to Section 7.1.14, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is necessary to authorize or permit the execution, delivery or performance of this Agreement and the other Loan Documents or for the validity or enforceability hereof or thereof.

6.1.12 No Event of Default; Compliance with Instruments.

No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the ~~Closing~~Amendment No. 1 Effective Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would reasonably be expected to result in a Material Adverse Change.

6.1.13 Insurance.

Schedule 6.1.13 lists all material insurance policies to which any Loan Party is a party as of the ~~Closing~~Amendment No. 1 Effective Date, all of which are valid and in full force and effect as of the ~~Closing~~Amendment No. 1 Effective Date. Such policies provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties.

6.1.14 Compliance with Laws.

The Loan Parties are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.19 [Environmental Matters]) in all jurisdictions in which any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

6.1.15 Material Contracts; Burdensome Restrictions.

All material coal supply contracts and other Material Contracts are in full force and effect except to the extent that the failure to be in full force and effect would not reasonably be expected to result in a Material Adverse Change. None of the Loan Parties is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which would reasonably be expected to result in a Material Adverse Change.

6.1.16 Investment Companies; Regulated Entities.

None of the Loan Parties is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.” None of the Loan Parties is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

6.1.17 ERISA Compliance.

Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change:

(i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws (except that with respect to any Multiemployer Plan which is a Plan, such representation is deemed made only to the knowledge of the Borrower);

(ii) Each Borrower and any ERISA Affiliate has met all applicable minimum funding requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained;

(iii) As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code and Section 303(d)(2) of ERISA) is 80% or higher and neither any Borrower or any ERISA Affiliate knows of any facts or circumstances which would cause the funding target attainment percentage for any such plan to drop below 80% as of the most recent valuation date;

(iv) With respect to any Multiemployer Plan, the Borrower has not been notified of an “accumulated funding deficiency” (within the meaning of Section 412 of the Code) or that application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made;

(v) There has been no nonexempt “prohibited transaction” (as defined in Section 406 of ERISA) or violation of the fiduciary responsibility rules with respect to any Plan that is not a Multiemployer Plan;

(vi) No ERISA Event has occurred or is reasonably expected to occur; and

(vii) Neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

6.1.18 Employment Matters; Coal Act; Black Lung Act.

Each of the Loan Parties is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties which in any case would constitute a Material Adverse Change. The Borrower, its Subsidiaries and its “related persons” (as defined in the Coal Act) are in compliance in all material respects with the Coal Act and none of the Borrower, its Subsidiaries or its related persons has any liability under the Coal

Act except with respect to premiums or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to result in a Material Adverse Change. The Loan Parties are in compliance in all material respects with the Black Lung Act, and none of the Loan Parties has any liability under the Black Lung Act except with respect to premiums, contributions or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to result in a Material Adverse Change.

6.1.19 Environmental Matters.

Except as disclosed in the Borrower’s most recent annual and quarterly reports filed with the SEC, or as otherwise could not reasonably be expected to have a Material Adverse Change:

(i) Each Loan Party, its operations, facilities and properties are in compliance with all applicable Environmental Laws.

(ii) The facilities and properties currently or formerly owned, leased or operated by any of the Loan Parties (the “Properties”) do not contain any Hazardous Materials attributable to the Loan Parties ownership, lease or operation of the Properties in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability for any Loan Parties under, any applicable Environmental Law.

(iii) None of the Loan Parties has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, including any with regard to their activities at any of the Properties or the business operated by the Loan Parties, or any prior business for which the Borrower has retained liability under any Environmental Law.

(iv) Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability for any Loan Parties under, any applicable Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of by or on behalf of any Loan Parties at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law for any Loan Parties.

6.1.20 Anti-Terrorism Laws.

6.1.20.1 General.

None of the Loan Parties nor any Affiliate of any Loan Party, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

6.1.20.2 Executive Order No. 13224. None of the Loan Parties, nor any Affiliate of any Loan Party, or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each, a “Blocked Person”):

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;

(v) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

(vi) a Person who is affiliated or associated with a Person listed above.

No Loan Party and, to the knowledge of any Loan Party, none of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

6.1.21 Patents, Trademarks, Copyrights, Licenses, Etc.

The Loan Parties own or possess all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights, without known or actual conflict with the rights of others, necessary for the Loan Parties, taken as a whole, to own and operate their properties and to carry on their businesses as presently conducted and planned to be conducted by such Loan Parties, except where the failure to so own or possess with or without such conflict would reasonably be expected to result in a Material Adverse Change.

6.1.22 Security Interests.

Except to the extent that the Loan Parties are not required to perfect Liens in certain Collateral pursuant to the Security Documents or any other Loan Document, the Liens and security interests granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement in Collateral (of the type that can be perfected by filing under the Uniform Commercial Code) constitute and will continue to constitute Prior Security Interests, subject to Permitted Liens, under the Uniform Commercial Code as in effect in each applicable jurisdiction or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. In the case of Collateral not existing as of the Closing Date, upon (i) the due filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office and the recordation of the Ship Mortgages with the United States Coast Guard Documentation Center, as applicable, and obtaining “blocked account” agreements with applicable third parties to the extent required by the Security Agreement with respect to deposit accounts, securities accounts, commodities accounts and investment accounts, and (ii) the filings or recordings required pursuant to Section 7.1.14, all such action as is necessary or advisable to create a valid, enforceable Lien in favor of the Collateral Trustee with respect to the Collateral described above will have been taken, except to the extent that the Loan Parties are not required to perfect Liens in certain Collateral pursuant to the Security Documents or any other Loan Document. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

6.1.23 Mortgage Liens.

Subject to the qualifications and limitations set forth expressly in the Mortgages, the Liens granted to the Collateral Trustee pursuant to each Mortgage constitute a valid first priority Lien on the Real Property under applicable law, subject only to Permitted Liens.

6.1.24 Status of the Pledged Collateral.

All the shares of capital stock and other equity interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except for Permitted Liens (other than Liens contemplated by clause (viii) of the definition of Permitted Liens) and inchoate Liens that do not have priority over the Liens granted under the Loan Documents and as otherwise provided by the Pledge Agreement and except as the right of the Lenders to dispose of such capital stock or other equity interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder or other agreements or understandings, other than partnership agreements, limited liability company agreements or operating agreements, with respect to the shares of capital stock or other equity interests included in the Pledged Collateral, except as described on Schedule 6.1.24. As of the Closing Date, the Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent.

6.1.25 Solvency.

The Borrower and the other Loan Parties, taken as a whole, are Solvent. On the ~~Closing~~Amendment No. 1 Effective Date, at the time of each borrowing of the Loans, the issuance of the Letters of Credit (including extensions, renewals and amendments thereof) and at the time of selection of, renewal of or conversion to an Interest Rate Option, the Borrower and the other Loan Parties, taken as a whole, shall be Solvent after giving effect to the transactions contemplated by the Loan Documents and any incurrence of Indebtedness and all other Obligations.

6.1.26 Permit Blockage.

No Loan Party is currently barred, which bar has existed for a period in excess of sixty (60) consecutive days, from receiving surface mining or underground mining permits pursuant to the permit block provisions of the Surface Mining Control and Reclamation Act, 30 U.S.C. §§ 1201 et seq., and the regulations promulgated thereto, or any corresponding state laws or regulations.

6.1.27 Bonding Capacity.

After giving effect to the transactions contemplated by the Loan Documents, the Borrower and the other Loan Parties have sufficient mine bonding capacity, or other capacity customarily used to provide security, reasonably necessary to conduct their operations substantially as projected in accordance with the financial projections of the Borrower and the other Loan Parties provided to the Administrative Agent.

6.2 Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same and in the event that the Loan Parties should acquire after the Closing Date any parcel of real property (other than Gas Properties) having a market value greater than or equal to the Threshold Amount, the Loan Parties shall update Schedule 1.1(R) to include such real property; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Administrative Agent, in its reasonable discretion, pursuant to Section 10.10, shall have accepted in writing such revisions or updates to such Schedules (other than revisions or updates to Schedules 1.1(R), 6.1.1, 6.1.2 or 6.1.13, which result solely from actions of the Loan Parties permitted hereunder, which revised schedules shall be deemed to be accepted by the Administrative Agent upon delivery of such Schedules by the Borrower thereto).

7. CONDITIONS

The obligation of the Lenders to amend and restate the 2010 Credit Agreement and to make Revolving Credit Loans, of an Issuing Lender to issue Letters of Credit hereunder, and of PNC to make Swing Loans is subject to the following conditions:

7.1 Conditions to Amendment and Restatement.

On the Closing Date:

7.1.1 Officer’s Certificate.

The representations and warranties of each of the Loan Parties contained in Section 6 [Representations and Warranties] and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of each of the Loan Parties, dated the Closing Date and signed by a Responsible Officer or Authorized Officer of each of the Loan Parties, to each such effect.

7.1.2 Secretary’s Certificate.

There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate:

(i) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date;

(ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of such Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent, an Issuing Lender, and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date recently certified by the appropriate state official where such documents are filed in a state office together with recently dated certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized.

7.1.3 Delivery of Loan Documents.

This Agreement, the Notes (for each Lender that requested a Note at least two Business Days prior to the Closing Date), the Guaranty Agreement, the CNX Gas Guaranty Agreement, the Indemnity and the CNX Gas Intercompany Subordination Agreement shall have been duly executed by each of the Loan Parties party thereto and delivered to the Administrative Agent.

7.1.4 Opinion of Counsel.

7.1.4.1 There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of in-house counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel: (i) as to the matters set forth in Exhibit 7.1.4(A) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.4.2 In addition, there shall also be delivered to the Administrative Agent, for the benefit of each Lender, a written opinion of Reed Smith LLP, counsel to the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel: (i) as to matters set forth in Exhibit 7.1.4(B) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.4.3 In addition, there shall also be delivered to the Administrative Agent, for the benefit of each Lender, written opinions of local counsel in the states of Pennsylvania, Virginia and West Virginia selected by the Loan Parties and reasonably acceptable to the Administrative Agent regarding real estate and other matters, dated the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent and its counsel: (i) as to matters set forth in Exhibit 7.1.4(C) and (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

7.1.5 Legal Details.

All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

7.1.6 Payment of Fees.

The Borrower shall have paid or caused to be paid to the Administrative Agent and the Syndication Agent for themselves and for the account of the Lenders to the extent not previously paid, all commitment and other fees accrued through the Closing Date and the costs and expenses for which the Administrative Agent, the Syndication Agent and the Lenders are entitled to be reimbursed.

7.1.7 Officer’s Certificate Regarding MACs.

Since December 31, 2010: (i) no Material Adverse Change shall have occurred and (ii) there shall have been no material change in the management of the Borrower; and there shall have been delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Closing Date and signed by a Responsible Officer or Authorized Officer of each Loan Party to each such effect.

7.1.8 No Violation of Laws.

The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Lenders or such Issuing Lender.

7.1.9 No Actions or Proceedings.

No action, proceeding, investigation, regulation or legislation shall have been instituted, or, to the knowledge of any Responsible Officer threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the sole discretion of the Administrative Agent, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

7.1.10 Schedules.

The Loan Parties shall have delivered to the Administrative Agent and to each Lender amended and restated schedules to this Agreement, with each schedule to be in form and substance satisfactory to the Administrative Agent.

7.1.11 Financial Statements and Financial Projections.

The Borrower shall have delivered to the Administrative Agent and the Lenders the Historical Statements, the Financial Projections and a certificate, signed by a Responsible Officer of the Borrower and certifying that (i) neither the Borrower nor any other Loan Party has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto and (ii) except as disclosed in the Historical Statements, there are no unrealized or anticipated losses from any commitments of the Borrower or any other Loan Party that would reasonably be expected to cause a Material Adverse Change. Such Historical Statements, Financial Projections and certifications shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

7.1.12 ERISA; Other Due Diligence. The Administrative Agent and the Lenders shall have completed or shall have caused to be completed, to their satisfaction in form, scope, substance and in all other respects, a due diligence review with respect to the assets, financial condition, operations, business and prospects of the Borrower and each of the other Loan Parties, including a review, without limitation of the books and records of the Borrower and each of the other Loan Parties, the Historical Statements and related Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2010, the Financial Projections, and, all tax, ERISA, employee retirement benefit, and the contingent liabilities to which the Borrower and any other Loan Party may be subject.

7.1.13 Repayments.

The Borrower shall have requested Revolving Credit Loans in an amount sufficient to repay the revolving credit loans under the 2010 Credit Agreement by delivering to the Administrative Agent an appropriately completed irrevocable Loan Request not later than 12:00 noon, Pittsburgh time, on the Closing Date pursuant to which Revolving Credit Loans (to which the Base Rate Option applies) are requested; and contemporaneously with the execution and effectiveness of this Agreement and utilizing a portion of the proceeds of the Revolving Credit Loans, the Borrower shall pay in full all amounts outstanding under the 2010 Credit Agreement, including all unpaid principal, interest, breakage fees and all other fees and charges thereunder in order to accomplish the amendment and restatement thereof as of the Closing Date. Each Lender that was a lender under the 2010 Credit Agreement, by execution of this Agreement, waives all notice of prepayment of loans under the 2010 Credit Agreement.

7.1.14 Collateral Matters. Amendments and Assignments of Security Documents.

Each of the Security Documents listed on Schedule 7.1.14.1 shall have been amended or assigned, as applicable, to properly describe this Agreement and the Loans made hereunder and to reflect the assignment of the Collateral Trustee role to PNC, pursuant to documentation acceptable to the Administrative Agent and Borrower, and such amendment or assignment shall be properly recorded or filed with the applicable recording or filing offices. Notwithstanding the preceding sentence, with respect to each Mortgage existing prior to the Closing Date, if there shall be delivered to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of local counsel in the jurisdiction in which Real Property subject to such Mortgage is located substantially to the effect that no documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including the payment of any mortgage recording taxes or similar taxes, are required under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, for the benefit of the Secured Parties, mortgage amendments with respect to Mortgages for Real Property located in such jurisdiction will not be required.

7.1.14.2 Lien Searches.

The lien searches listed on Schedule 7.1.14.2 shall have been completed, and the Administrative Agent shall be satisfied with the results thereof.

7.1.14.3 Insurance.

Evidence that adequate insurance, including flood insurance, if applicable, required to be maintained under this Agreement is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured, and the Collateral Trustee, as mortgagee and lender loss payee, and evidence that the Loan Parties have taken all actions required under the Flood Laws to the extent reasonably requested by the Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, to the extent required, obtaining flood insurance in form and substance satisfactory to the Administrative Agent for such property, structures and contents prior to such property, structures and contents becoming Collateral.

7.1.14.4 Evidence of Filing.

UCC financing statements in appropriate form for filing under the UCC and such other documents under applicable requirements of Law in each jurisdiction as may be necessary or appropriate or, in the opinion of the Administrative Agent, desirable to perfect the Liens created, or purported to be created, by the Security Documents.

7.1.14.5 Pledged Collateral.

All certificates, agreements or instruments representing or evidencing the Pledged Collateral accompanied by instruments of transfer and stock powers undated and endorsed in blank have been delivered to the Collateral Trustee, provided that possession by the prior Collateral Trustee as bailee for the Collateral Trustee pursuant to the Successor Agent Agreement pending delivery to PNC as successor Collateral Trustee shall satisfy this condition as to all such possessed Pledged Collateral.

7.1.14.6 Other Security Interests.

All other certificates, agreements, including control agreements or instruments necessary to perfect the Collateral Trustee’s security interest (to the extent required by the Security Documents) in all Chattel Paper, Instruments, Deposit Accounts and Investment Property (as each such term is defined in the Security Agreement) of each Loan Party have been delivered or assigned to the Collateral Trustee.

7.2 Each Additional Loan or Letter of Credit.

At the time of making any Loans or issuing any Letters of Credit (or amendments or extensions thereto) other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6 [Representations and Warranties] and in the other Loan Documents shall be true on and as of the date of any Loan Request, any Swing Loan Request, and the making of such additional Loan or the issuance such Letter of Credit (or amendments or extensions thereto) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit (or amendments or extensions thereto) shall not contravene any Law applicable to any Loan Party or any of the Lenders; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

8. COVENANTS

8.1 Affirmative Covenants.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, and satisfaction of all of the Loan Parties’ other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

8.1.1 Preservation of Existence, Etc.

Each Loan Party shall maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its failure to so qualify, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].

8.1.2 Payment of Liabilities, Including Taxes, Etc.

Each Loan Party shall duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable (including extensions), including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to pay or discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Loan Parties, taken as a whole, or which would materially and adversely affect the Collateral, provided that the Loan Parties will pay all such liabilities forthwith upon the commencement of proceedings to enforce any Lien which may have attached as security therefor or take other action as is required to suspend such enforcement action unless such Lien otherwise qualifies as a Permitted Lien.

8.1.3 Maintenance of Insurance.

Each Loan Party shall insure its properties and assets against loss or damage by fire and such other insurable hazards (including flood, fire, property damage, workers’ compensation and public liability insurance) and against other risks (including errors and omissions), and in such amounts as similar properties and assets, as are commonly insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent (x) annually an original certificate of insurance signed by the Loan Parties’ independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all commercial insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain the necessary endorsements or policy language, which shall (i) specify the Collateral Trustee on behalf of the Secured Parties as an additional insured on the liability policies and mortgagee and lender loss payee as their interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the additional insured, (ii) provide that the interest of the Lenders, under the lender’s loss payable endorsement in a form similar to the form provided on the Closing Date, shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise (to the extent that the Loan Parties are able on a commercially reasonable efforts basis to obtain such waiver from the insurers), (iv) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least ten (10) days after notification to the Administrative Agent of such cancellation or change, (v) be primary without right of contribution of any other liability insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (vi) provide that inasmuch as any liability policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. Each Loan Party shall take all actions required under the Flood Laws to the extent reasonably requested by the Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, (i) maintaining such flood insurance in full force and effect and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Laws and (ii) delivering to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. If a Casualty Event occurs, the Borrower shall promptly notify the Administrative Agent of such event and the estimated (or actual, if available) amount of such loss.

8.1.4 Maintenance of Properties and Leases.

Each Loan Party shall maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those material properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made, in a reasonably diligent fashion, all appropriate repairs, renewals or replacements thereof.

8.1.5 Visitation Rights; Field Examinations.

Each Loan Party shall permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders (so long as no Event of Default has occurred and is continuing, at such Administrative Agent’s or Lender’s expense) to visit and inspect any of its properties during normal business hours and to examine (including, without limitation, any field examinations) and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection, all such visits and inspections shall be made in accordance with such Loan Party’s standard safety, visit and inspection procedures and no such visit or inspection shall interfere with such Loan Party’s normal business operation. In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

8.1.6 Keeping of Records and Books of Account.

The Borrower and each other Loan Party shall maintain and keep proper books of record and account which enable the Borrower to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any other Loan Party, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs. Without limiting the generality of the foregoing, the Loan Parties shall maintain adequate allowances on its books in accordance with GAAP for (i) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (ii) future costs associated with retiree and health care benefits, (iii) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with its mining activities and (iv) future costs associated with other potential Environmental Liabilities.

8.1.7 Compliance with Laws.

Each Loan Party shall comply with all applicable Laws, including all Environmental Laws, in all material respects, provided that it shall not be deemed to be a violation of this Section 8.1.7 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would reasonably be expected to result in a Material Adverse Change.

8.1.8 Use of Proceeds.

The Loan Parties will use the Letters of Credit and the proceeds of the Loans only as follows: (i) to refinance all amounts outstanding under the 2010 Credit Agreement, (ii) to provide for the continuance of Letters of Credit issued thereunder, and (iii) to provide for general corporate purposes of the Loan Parties, including, without limitation, Letters of Credit, Permitted Acquisitions, transactions fees and expenses, working capital and capital expenditures of the Loan Parties. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

8.1.9 Further Assurances.

Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Lien on and Prior Security Interest in the Collateral in favor of the Collateral Trustee for the benefit and of the Secured Parties as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce the Collateral Trustee’s rights and remedies thereunder with respect to the Collateral.

8.1.10 Subordination of Intercompany Loans.

Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party (other than the Borrower) to be subordinated pursuant to the terms of the Intercompany Subordination Agreement. Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any CNX Gas Loan Party to be subordinated pursuant to the terms of the CNX Gas Intercompany Subordination Agreement.

8.1.11 ~~[Reserved].~~Lease Assignments. Each Loan Party shall use its commercially reasonable efforts to obtain the consent of the respective lessors to the assignment of each of the Retained Leases (as defined in Schedule 8.1.16) from the Current Lessee (as defined in Schedule 8.1.16) to the New Lessee (as defined in Schedule 8.1.16) as promptly as practicable after the Amendment No. 1 Effective Date.

8.1.12 Anti-Terrorism Laws.

None of the Loan Parties is or shall be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii) otherwise in violation of any Anti-Terrorism Law. Upon the request of any Lender, the Loan Parties shall provide to the Lenders certification confirming compliance by the Loan Parties with Anti-Terrorism Laws.

8.1.13 Maintenance of Coal Supply Agreements and Material Contracts.

Each Loan Party shall maintain and materially comply with the terms and conditions of all coal supply agreements and Material Contracts, the nonperformance of which would reasonably be expected to result in a Material Adverse Change.

8.1.14 Collateral.

Pursuant to the Loan Documents, the Loan Parties shall grant, or cause to be granted, to the Collateral Trustee, for the benefit of the Secured Parties, a first priority security interest in and lien on, subject only to Permitted Liens, (i) all capital stock and other equity interests owned by the Loan Parties (including all stock owned in CNX Gas), but only up to 65% of the capital stock or other equity interests of the Foreign Subsidiaries that are wholly-owned directly by the Borrower or any other Loan Party and none of the capital stock or equity interests of the other Excluded Subsidiaries (other than CNX Gas (as set forth above)), and (ii) all of the other assets (except as excluded or limited above or as excluded in any Security Document or any other Loan Document) of the Loan Parties including all accounts, inventory, as-extracted collateral, fixtures, equipment, investment property, instruments, chattel paper, general intangibles, Coal reserves, methane gas reserves, coal bed methane reserves, mineral rights, owned and leased Real Property, leasehold interests, patents and trademarks of each of the Loan Parties whether owned on the Closing Date or subsequently acquired; provided however, Liens will not be required on (a) the assets described on Schedule 8.1.14, (b) any stock or assets acquired after June 27, 2007 in a Permitted Acquisition under this Agreement, the 2007 Credit Agreement or the 2010 Credit Agreement, (c) any parcel of real property or any as-extracted collateral related thereto acquired after June 27, 2007 having a market value of less than the Threshold Amount, (d) any patents, trademarks, trade names and copyrights other than the Intellectual Property Collateral, (e) other than any capital stock of CNX Gas, any capital stock or other equity interests in any Person that is not a direct or indirect Subsidiary of the Borrower or any other Loan Party, or (f) the Baltimore Dock Facility; it being understood that assets re-acquired after June 27, 2007 following a disposition after June 27, 2007 shall not be excluded from the collateral requirements hereunder by reason of clause (b) or (c) above.

8.1.15 Maintenance of Permits.

The Loan Parties shall maintain all Required Mining Permits in full force and effect in accordance with their terms except where the failure to do so would not reasonably be expected to result in a Material Adverse Change.

8.1.16 Post-Closing Matters.

The Loan Parties shall execute and deliver to the Administrative Agent the documents and complete the tasks set forth on Schedule 8.1.16 hereto, within time frames set forth therein, unless otherwise waived or extended by the Administrative Agent in its sole discretion.

8.2 Negative Covenants.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

8.2.1 Indebtedness.

None of the Loan Parties shall at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness under the Loan Documents;

(ii) Indebtedness existing on the Original Closing Date as set forth on Schedule ~~8.2.1 (including any~~8.2.1, and Permitted Refinancings ~~thereof)~~of such Indebtedness;

(iii) Indebtedness secured by Liens permitted by clause (vii) of the definition of “Permitted Liens~~”~~,” and Permitted Refinancings of such Indebtedness; provided that the aggregate amount of such secured Indebtedness shall not exceed $250,000,000 at any time outstanding (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)), and provided, further, that at the time of the incurrence of any such Indebtedness no Potential Default or Event of Default shall exist;

(iv) Indebtedness of any Loan Party payable to any other Loan Party so long as such Indebtedness is subordinated in accordance with the provisions of Section 8.1.10 [Subordination of Intercompany Loans];

(v) Indebtedness incurred in connection with any Swap Transaction entered into in the ordinary course of business and, other than Swap Transactions related to commodities, are not speculative;

(vi) [Reserved];

(vii) Indebtedness secured by Liens permitted by clauses (viii), (xi), (xii), (xiv), or (xxii) of the definition of “Permitted Liens”;

(viii) Indebtedness secured by a Lien permitted by clause (xv) of the definition of “Permitted Liens”; provided that the aggregate amount of such secured Indebtedness shall not exceed $50,000,000 at any time outstanding, and provided, further, that at the time of the incurrence of any such Indebtedness no Potential Default or Event of Default shall exist;

(ix) Indebtedness of the type reflected in clause (k) of the definition of “Indebtedness” arising out of or with respect to surety and performance bonds procured by the Loan Parties in the ordinary course of its business or Indebtedness secured by Liens permitted by clauses (i), (ii), (iii), (iv) or (xiii) of the definition of “Permitted Liens”;

(x) additional unsecured Indebtedness; provided that, at the time such unsecured Indebtedness is incurred, on a Pro Forma Basis, (A) the Leverage Ratio shall not be greater than 4.50 to 1.00 and (B) the Loan Parties can demonstrate ~~pro forma~~ compliance with the covenants contained in Section ~~8.2.15 [Maximum Leverage Ratio],~~ Section 8.2.16 [Minimum Interest Coverage Ratio] and Section 8.2.17 [Maximum Senior Secured Leverage Ratio] ~~(including in such computations all~~, and Permitted Refinancings of Indebtedness incurred ~~under~~pursuant to this clause (x)~~, including any Refinancings thereof~~;

(xi) Indebtedness relating to the Senior Notes (2010) and the Senior Notes (2011) and Permitted Refinancings thereof; and

(xii) in-kind obligations relating to oil and gas balancing positions arising in the ordinary course of business.

8.2.2 Liens.

None of the Loan Parties shall at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

8.2.3 Guaranties.

None of the Loan Parties shall at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except:

(i) any Guaranty by any Loan Party of representations, warranties, performance covenants, or indemnities arising in connection with any sale or other disposition of assets of any Loan Party permitted by this Agreement (other than a Permitted Gas Properties Disposition);

(ii) any Guaranty by any Loan Party of any Indebtedness, liabilities or other obligations of any other Loan Party;

(iii) any Guaranty by any Loan Party pursuant to the Guaranty Agreement;

(iv) any existing Guaranty that is set forth on Schedule 8.2.3;

(v) any Guaranty by any Loan Party, other than those specifically excepted pursuant to the other clauses ~~(i) through (iv) above and (vi) below,~~of this Section 8.2.3, for outstanding obligations (whether contingent or otherwise) so long as the outstanding aggregate amount of such Guaranties, at such time, plus, without duplication, the amount of Investments set forth in Section 8.2.4(vi) below, does not exceed $~~600,000,000~~850,000,000; provided that (x) for the purposes of calculating the outstanding aggregate amount of such Guaranties and such Investments, this aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and (y) any payment under any Guaranty permitted by clause (vi) below shall reduce the amount of Guaranties permitted by this Section 8.2.3(v); ~~and~~

(vi) any Guaranty by any Loan Party of the indebtedness, liabilities or obligations under the CNX Gas Credit Agreement~~.~~ ;

(vii) any Guaranty by a Loan Party entered into prior to October 25, 2013 guarantying (A) the performance by a CCC Disposed Entity under a coal sale agreement entered into prior to October 25, 2013, as any such Guaranty may be amended, modified or replaced so long the term or amount of the Guaranty is not extended or increased; or (B) the obligations of a CCC Disposed Entity in respect of a surety bond issued prior to the effective date of the CCC Transaction for the benefit of such CCC Disposed Entity; provided that the Loan Parties shall use all commercially reasonable efforts to enforce the obligations of the purchaser of the CCC Disposed Entities to cause such Guaranties of the Loan Parties to be discharged as promptly as practicable following the closing of the CCC Transaction; and

(viii) any Guaranty by a Loan Party of the performance by CCC Disposed Entities of the Conner Run impoundment operation at McElroy Mine pending transfer of licenses related to such operation; provided that the Loan Parties shall use all commercially reasonable efforts to cause such licenses to be transferred as promptly as practicable following closing of the CCC Transaction.

8.2.4 Loans and Investments.

None of the Loan Parties shall at any time make or suffer to remain outstanding any Investment or become or remain liable for any Investments, except:

(i) trade credit extended on usual and customary terms in the ordinary course of business;

(ii) (a) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business and (b) loans or advances to employees made in the ordinary course of business, provided that such loans and advances to all such employees do not exceed an aggregate amount of $5,000,000 outstanding at any time;

(iii) Permitted Investments;

(iv) Investments consisting of or in connection with any transaction permitted under Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] (including without limitation any Permitted Acquisition);

(v) in connection with the management of employee benefit trust funds of any Loan Party or any Subsidiary of any Loan Party, investment of such employee benefit trust funds in investments of a type generally and customarily used in the management of employee benefit trust funds;

(vi) Investments, other than those specifically described in clauses (i) through (v) above and (vii) through (xv) below, made by the Loan Parties after the Closing Date in all Persons (other than the Loan Parties) in the form of cash, unpaid loans or advances from the Loan Parties, so long as the outstanding aggregate amount of such Investments, at such time, plus, without duplication, the amount of Guaranties set forth in Section 8.2.3(v) above, does not exceed $~~600,000,000~~850,000,000; provided that (i) for purposes of calculating the outstanding aggregate amount of such Investments, including such Guaranties, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and (ii) any payment under any Guaranty permitted by Section 8.2.3(vi) shall reduce the amount of Investments permitted by this Section 8.2.4(vi), and provided further that no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(vii) Investments of Non-Strategic Assets so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(viii) Investments, other than those specifically described in clauses (i) through (vii) above and (ix) and (xv) below, in the form of non-cash assets so long as the fair market value of such assets plus (without duplication) all sales, transfers, and dispositions of assets under Section 8.2.7(viii) [Disposition of Assets or Subsidiaries], for the period from the Closing Date through and including the date of determination, does not exceed $250,000,000 in the aggregate; provided that (i) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment, (ii) if the aggregate amount of Investments under this clause (viii) and Dispositions pursuant to Section 8.2.7(viii) since the Amendment No. 1 Effective Date exceed $100,000,000, the Revolving Credit Commitments shall be reduced by the amount of such excess in accordance with Section 2.4.2 [Mandatory Commitment Reductions], and (iii) notification of any such Investment shall be included within the Borrower’s Compliance Certificate delivered pursuant to Section 8.3.4 [Certificate of the Borrower] for each fiscal quarter in which any such Investment has occurred;

(ix) Investments existing as of the Original Closing Date;

(x) Investments in any Loan Party;

(xi) Investments consisting of all or a portion of the Baltimore Dock Facility so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Investment;

(xii) [Reserved];

(xiii) Investments consisting of (a) Gas Properties or (b) Permitted Coal Properties Dispositions, in each case, as permitted to be sold, conveyed, assigned, leased, sold and leased-back, abandoned or otherwise transferred or disposed of under Section 8.2.7 [Disposition of Assets or Subsidiaries] ~~hereof~~;

(xiv) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to any Loan Party or in satisfaction of judgments; and

(xv) any Guaranties permitted by clauses (i) ~~or~~, (vi), (vii) or (viii) of Section 8.2.3 [Guaranties].

8.2.5 Dividends and Related Distributions.

None of the Loan Parties shall make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except:

(i) dividends or other distributions payable to another Loan Party;

(ii) dividends payable by the Borrower on common stock issued by the Borrower (a) not to exceed an annual rate of $0.40 per share (such amount to be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the ~~Closing~~Amendment No. 1 Effective Date so that the aggregate amount of dividends permitted after such transaction is the same as the amount permitted immediately prior to such transaction) or (b) in any amount greater than ~~$0.40 per share~~the amount permitted by the preceding subclause (a) if at the time of any such dividend payment (1) no Event of Default or Potential Default shall exist or shall result from such dividend payment after giving effect thereto; (2) the Leverage Ratio at such time, calculated on a Pro Forma Basis, shall not be ~~0.25 to 1.0 less than the maximum applicable Leverage Ratio permitted under Section 8.2.15 [Maximum Leverage Ratio] immediately prior to and after giving effect to such dividend~~greater than 4.50 to 1.00; and (3) the Borrower has Availability in excess of $100,000,000 after such dividend;

(iii) stock purchases or redemptions in connection with the exercise by employees or members of the board of directors of any Loan Party of any equity securities issued pursuant to an employee or board of directors equity subscription agreement, equity option agreement or equity ownership arrangement or other compensation plan permitted to be issued hereunder;

(iv) common stock purchases or redemptions, made by the Borrower, of common stock issued by the Borrower, provided that at the time of any such purchases and redemptions, (1) no Event of Default or Potential Default shall exist or shall result from such purchases or redemptions after giving effect thereto; (2) the Leverage Ratio at such time ~~is less than 3.5~~, calculated on a Pro Forma Basis, shall not be greater than 3.50 to ~~1.0~~1.00; and (3) the Borrower has Availability in excess of $100,000,000 after such purchases and redemptions; and

(v) dividends or other distributions payable by the Borrower on common stock issued by the Borrower that are payable solely in common stock issued by the Borrower.

8.2.6 Liquidations, Mergers, Consolidations, Acquisitions.

None of the Loan Parties shall dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of a business or division of any other Person, provided that

(i) any Loan Party (other than the Borrower) may consolidate or merge into any other Loan Party and any Loan Party may consolidate or merge into the Borrower, provided that the Borrower is the surviving entity, and any Loan Party may consolidate or merge with another Person that is required to become a Loan Party so long as such Loan Party is the survivor of such consolidation or merger;

(ii) any Loan Party may acquire whether by purchase or by merger, (a) all of the ownership interests of another Person or (b) substantially all of assets of another Person, constituting a business or division of another Person (each a “Permitted Acquisition”), provided that each of the following requirements is met:

(A) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as, or shall support or be complementary to, one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

(B) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

(C) the Borrower shall have, after giving effect to such Permitted Acquisition, at least $100,000,000 of Availability;

(D) ~~(1) the pro forma Leverage Ratio (including in such computation Indebtedness incurred in connection with~~after giving effect to such Permitted Acquisition ~~and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) is less than 3.5 to 1.0 after taking into account such Permitted Acquisition or (2) if the pro forma Leverage Ratio (including in such computation Indebtedness incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) is 3.5 to 1.0 or higher after taking into account such Permitted Acquisition,~~, (1) on a Pro Forma Basis, the Leverage Ratio shall be less than 3.50 to 1.00 or (2) the aggregate Consideration to be paid by the Loan Parties for such Permitted Acquisition plus the Consideration paid for all other Permitted Acquisitions in the then current fiscal year shall not exceed $100,000,000; and

(E) if the Consideration to be paid by the Loan Parties for such Permitted Acquisition exceeds the Threshold Amount, the Loan Parties shall deliver to the Administrative Agent at least five (5) Business Days before such Permitted Acquisition: (1) a certificate of the Borrower in substantially the form of Exhibit 8.2.6 evidencing (x) ~~pro forma~~ compliance, on a Pro Forma Basis, with the ~~covenant~~covenants contained in Section 8.2.16 [Minimum Interest Coverage Ratio]~~, (y) if the Permitted Acquisition is of the type set forth in Subsection 8.2.6(ii)(D)(2) above, pro forma compliance with the covenant contained in~~ and Section 8.2.17 [Maximum Senior Secured Leverage Ratio] ~~or, if the Permitted Acquisition is of the type set forth in Subsection 8.2.6(ii)(D)(1) above, that the~~

~~pro forma Leverage Ratio is less than 3.5 to 1.0 (and in each case including in such computations Indebtedness incurred in connection with such Permitted Acquisition and including income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition)~~, (y) compliance with the applicable requirements of clause (ii)(D) of Section 8.2.6 and (z) that the Borrower shall have, after giving effect to such Permitted Acquisition, at least $100,000,000 of Availability, and (2) copies of any agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition and shall deliver to the Administrative Agent such other information about such Person or its assets as the Administrative Agent may reasonably require, and the Administrative Agent shall, to the extent it receives any such copies of agreements or information, provide such copies of agreements or information to the Lenders; and

(iii) any Loan Party that holds only de minimis assets and is not conducting any material business may dissolve.

8.2.7 Dispositions of Assets or Subsidiaries.

None of the Loan Parties shall ~~sell, convey, assign, lease, sell and leaseback, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of Accounts, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party) or grant options or rights of first refusal in its assets, except:~~make any Disposition, except:

(i) transactions involving the sale of inventory in the ordinary course of business;

(ii) ~~any sale, transfer, lease, sublease or license~~Dispositions of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s business or the grant in the ordinary course of business of any non-exclusive easements, permits, licenses, rights of way, surface leases or other surface rights or interests;

(iii) ~~any sale, transfer, lease, sublease or license~~Dispositions of assets by any Loan Party to another Loan Party;

(iv) ~~any sale, transfer, lease, sublease or license~~Dispositions of assets, so long as (A) within two hundred and seventy (270) days following any such ~~sale, transfer, lease, sublease or license~~Disposition of assets that were the subject thereof are replaced by or subject to contractual obligation for the replacement by, substitute, replacement or other assets of the type used in any Loan Party’s business, and (B) all such substitute assets are subject to the Collateral Trustee’s Prior Security Interest for the benefit of the Secured Parties to the extent such substitute assets are required to be part of the Collateral pursuant to this Agreement or the other Loan Documents; provided that the fair market value of all assets sold, transferred or leased under this clause in any given fiscal year shall not exceed $250,000,000 (for purposes of this Section, so long as an option or right of first refusal is in effect with respect to certain assets, it shall be treated as a disposition on the date that the option or right of first refusal is granted);

(v) any sale of Accounts or contracts giving rise to Accounts pursuant to the Permitted Receivables Financing to or by the Securitization Subsidiary, provided that at the time of any such sale no Event of Default shall exist or shall result from such sale after giving effect thereto;

(vi) any sale of Accounts arising from the export outside of the U.S. of goods or services by any Loan Party, provided that at the time of any such sale, no Event of Default or Potential Default shall exist or shall result from such sale after giving effect thereto;

(vii) any lease, sublease or license of assets (with a Loan Party as the lessor, sublessor or licensor) in the ordinary course of business, provided that the interests of the Loan Parties in any such lease, sublease or license are subject to the Lenders’ Prior Security Interest;

(viii) ~~any sale, transfer or lease~~Dispositions of assets, other than those specifically excepted pursuant to clauses (i) through (vii) above or (ix) through (xiii) below, so long as (A) the sum of (1) the Net Cash Proceeds of such ~~sale~~Disposition, plus (2) all other Net Cash Proceeds from ~~sales, transfers or leases of assets~~Dispositions calculated for the period from the Closing Date through and including the date of determination, does not exceed an aggregate amount of $250,000,000 less (without duplication) the fair market value of assets contributed in the form of Investments pursuant to Section 8.2.4(viii) [Loans and Investments] subsequent to the Original Closing Date (for purposes of this Section, so long as an option or right of first refusal is in effect with respect to certain assets, it shall be treated as a disposition on the date that the option or right of first refusal is granted); provided that if the aggregate amount of Dispositions under this clause (viii) and Investments pursuant to Section 8.2.4(viii) since the Amendment No. 1 Effective Date exceed $100,000,000, the Revolving Credit Commitments shall be reduced by the amount of such excess in accordance with Section 2.4.2 [Mandatory Commitment Reductions], and (B) notification of any ~~such sale, transfer or lease of assets~~Disposition shall be included within the Borrower’s Compliance Certificate delivered pursuant to Section 8.3.4 [Certificate of the Borrower] for each fiscal quarter in which any such ~~sale, transfer or lease of assets~~Disposition has occurred;

(ix) Permitted Coal Properties Dispositions so long as the Collateral Coverage remains greater than or equal to 2.5 to 1.0 after giving effect to each such disposition, based on the Appraisal;

(x) ~~any sale, lease, transfer or other disposition~~Dispositions of Gas Properties to any CNX Gas Loan Party so long as no Potential Default or Event of Default is then in existence or will result therefrom (a “Permitted Gas Properties Disposition”);

(xi) ~~[Reserved];~~(A) Investments in compliance with Section 8.2.4 [Loans and Investments], (B) dividends or other distributions in compliance with Section 8.2.5 [Dividends and Related Distributions] and (C) liquidations, mergers and consolidations in compliance with Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions];

(xii) ~~the sale, transfer or lease~~Dispositions of Non-Strategic Assets so long as no Potential Default or Event of Default is then in existence or will result therefrom and, in the event that the Net Cash Proceeds of any such ~~sale, transfer, or lease~~Disposition or series of related Dispositions exceeds the Threshold Amount, the Loan Parties shall deliver to the Administrative Agent at least five (5) Business Days before such ~~sale, transfer or lease~~Disposition or series of related Dispositions a certificate of the Borrower evidencing ~~pro forma~~, on a Pro Forma Basis, (A) compliance with the covenants contained in Section ~~8.2.15 [Maximum Leverage Ratio], Section~~ 8.2.16 [Minimum Interest Coverage Ratio] and Section 8.2.17 [Maximum Senior Secured Leverage Ratio]~~; and~~ and (B) a Leverage Ratio of not greater than 4.50 to 1.00;

(xiii) ~~the sale, transfer or lease~~Dispositions of all or any portion of the Baltimore Dock Facility so long as no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such ~~sale, transfer or lease~~Disposition; and

(xiv) (A) the CCC Transaction and (B) the Longwall Sublease Transaction.

8.2.8 Affiliate Transactions.

Except for Guaranties permitted hereby, none of the Loan Parties shall enter into or carry out any transaction with an Affiliate thereof other than another Loan Party (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless (i) such transaction is not otherwise prohibited by this Agreement, and (ii) such transaction either (a) would be entered into by a prudent Person in the position of such Loan Party or (b) is entered into upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law; provided that the foregoing shall not prohibit (i) loans or advances to CNX Gas Loan Parties made in accordance with Section 8.2.4(vi) and (ii) dividends or other distributions in compliance with Section 8.2.5 [Dividends and Related Distributions].

8.2.9 Subsidiaries, Partnerships and Joint Ventures.

None of the Loan Parties shall own or create directly or indirectly any Subsidiaries other than (i) Excluded Subsidiaries; (ii) any Subsidiary that has joined this Agreement as a Guarantor on the ~~Closing~~Amendment No. 1 Effective Date; and (iii) any Subsidiary (other than an Excluded Subsidiary) acquired or formed after the ~~Closing~~Amendment No. 1 Effective Date which joins this Agreement within 20 Business Days after the date of acquisition or formation thereof as a Guarantor by delivering to the Administrative Agent and Collateral Trustee, as applicable, (A) a signed Guarantor Joinder, (B) documents in the forms described in Section 7.1 [Conditions to Amendment and Restatement; Conditions of Lending and Issuance of Letters of Credit], modified as appropriate, and (C) documents necessary to grant and perfect Prior Security Interests to the Collateral Trustee for the benefit of the Secured Parties in the equity interests required to be pledged hereunder of, and Collateral held by, such Subsidiary; provided, however, that Subsidiaries formed or acquired in connection with Permitted Acquisitions shall join this Agreement as Guarantors but shall not be required to grant a security interest to the Collateral Trustee for the benefit of the Secured Parties in the equity interests of, and property and other assets held by, such Subsidiaries or deliver documentation under clause (C) above. The foregoing requirements shall not apply to Subsidiaries of CNX Gas; provided that if a Subsidiary of CNX Gas becomes a guarantor under the CNX Gas Credit Agreement, concurrently therewith, such Subsidary shall deliver a signed joinder to the CNX Gas Guaranty Agreement (in the form attached thereto) to the Administrative Agent. Except in connection with an Investment permitted by Section 8.2.4 [Loans and Investments] or as a result of a Permitted Acquisition, none of the Loan Parties shall become or agree to (1) become a general partner in any general or limited partnership, except that the Loan Parties may be general partners in other Loan Parties, or (2) hold an equity interest in any Joint Venture.

8.2.10 Continuation of or Change in Business.

None of the Loan Parties shall engage in any business other than the business of the Loan Parties and their Subsidiaries, substantially as conducted and operated by the Loan Parties and their Subsidiaries, taken as a whole, as of the Closing Date or business that supports or is complimentary to such business, and the Loan Parties shall not permit any material change in the nature of such business.

8.2.11 Fiscal Year.

The Borrower shall not, and shall not permit any other Loan Party to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

8.2.12 Issuance of Stock.

The Borrower shall not permit any other Loan Party to issue any additional shares of such Loan Party’s capital stock or any options, warrants or other rights in respect thereof to any Person other than to the Borrower or to any other Loan Party.

8.2.13 Changes in Organizational Documents; Amendments to Receivables Purchase Agreement.

(i) None of the Loan Parties shall amend in any material respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event such change would be adverse in any material respect to the Lenders as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Lenders. For purposes of the foregoing, it shall be deemed material for, among other things, any amendment to affect the name of the entity, its state of formation, or its outstanding equity interests or the transferability thereof.

(ii) None of the Loan Parties shall, or shall permit any of its Subsidiaries to, supplement, modify, amend, or restate the Receivables Purchase Agreement in any material way from time to time without providing at least fifteen (15) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event any supplement, modification, amendment or restatement would make any covenant, default, event of default or other material term under the Receivables Purchase Agreement more restrictive, in any material respect, than the covenants, defaults, events of default or other material terms of the Receivables Purchase Agreement as in effect on the Closing Date, as reasonably determined by the Administrative Agent, without obtaining the prior written consent of the Required Lenders.

8.2.14 Certain Matters Regarding Certain Other Indebtedness.

(i) None of the Loan Parties shall defease or make any prepayments, purchases, repurchases, or redemptions of or in respect of the Senior Notes (2010) or the Senior Notes (2011), unless at the time of any such prepayment, purchase, repurchase or redemption, no Event of Default or Potential Default shall exist or shall result from such prepayment, purchase, repurchase or redemption after giving effect thereto.

(ii) None of the Loan Parties shall supplement, modify, amend, or restate in any material way any of the Senior Notes (2010) Indentures, the Senior Notes (2011) Indenture or the Indebtedness described on Schedule 8.2.1, from time to time without providing at least fifteen (15) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event any supplement, modification, amendment or restatement would make any covenant, default, event of default or other material term under the Senior Notes (2010) Indentures, the Senior Notes (2011) Indenture or any of the Indebtedness described on Schedule 8.2.1, more restrictive, in any material respect, than the covenants, defaults, events of default or other material terms of such Indebtedness, as in effect on the Closing Date, as reasonably determined by the Administrative Agent in its sole discretion, without obtaining the prior written consent of the Required Lenders.

(iii)

8.2.15 ~~Maximum Leverage Ratio.~~[Reserved].

~~The Loan Parties shall not permit the Leverage Ratio, calculated as of the end of each fiscal quarter, to be greater than the following amounts for the following periods:~~

~~Period~~	~~Ratio~~
~~Closing Date through March 31, 2013~~	~~4.75 to 1.0~~
~~June 30, 2013 and thereafter~~ 	~~4.50 to 1.0~~

~~Notwithstanding the above, the maximum permitted Leverage Ratio shall be reduced (i) by 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $500,000,000, (ii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $1,000,000,000, and (iii) by an additional 0.25 to 1.0 if the aggregate gross proceeds received after the Closing Date by the Loan Parties from the Permitted Coal Properties Dispositions are in excess of $1,500,000,000.~~

8.2.16 Minimum Interest Coverage Ratio.

The Loan Parties shall not permit the Interest Coverage Ratio, ~~calculated as of the end of each fiscal quarter~~for any period of four fiscal quarters ending the period set forth below, to be less than ~~2.5 to 1.~~ the amounts set forth below opposite such period:

Period	Ratio
Amendment No. 1 Effective Date to March 30, 2015	1.50 to 1.0
March 31, 2015 and thereafter	2.00 to 1.0

8.2.17 Maximum Senior Secured Leverage Ratio.

The Loan Parties shall not permit the Senior Secured Leverage Ratio~~, calculated~~ as of the end of ~~each~~any fiscal quarter~~,~~ to be greater than 2.0 to 1.0.

8.2.18 Inconsistent Agreements.

The Borrower shall not, and shall not permit any other Loan Party to, enter into any material agreement containing any provision that would be violated or breached by any borrowing by the Borrower under this Agreement or by the performance by any Loan Party of their respective Obligations under this Agreement or under any other Loan Document.

8.2.19 Restrictions on Upstream Dividends and Payments.

The Borrower shall not, and shall not permit any other Loan Party to, enter into any agreement containing any provisions that would prohibit, limit or otherwise restrict dividends or distributions payable by any Loan Party to any other Loan Party.

8.2.20 Certain Matters Regarding the Collateral Trust Agreement.

There shall be (i) no amendment, modification, supplement or restatement of nor any waiver or consent under the Collateral Trust Agreement (except as required as a condition to this Agreement), nor (ii) any change after the Closing Date in the Person that is the Collateral Trustee as of the Closing Date, unless in the case of any of the matters under the immediately preceding clause (i) and clause (ii) the Borrower shall have provided at least thirty (30) calendar days’ prior written notice thereof to the Administrative Agent and the Lenders and obtaining the written consent of the Administrative Agent and the Required Lenders.

8.3 Reporting Requirements.

The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

8.3.1 Quarterly Financial Statements.

As soon as available and in any event within forty (40) calendar days after the end of each of the first three fiscal quarters in each fiscal year (or such earlier or later date, from time to time established by the SEC in accordance with the Exchange Act applicable to the Borrower), financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders’ equity, and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Financial Officer or Treasurer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

8.3.2 Annual Financial Statements.

As soon as available and in any event within sixty (60) days after the end of each fiscal year of the Borrower (or such earlier or later date, from time to time established by the SEC in accordance with the Exchange Act applicable to the Borrower), financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity, and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

8.3.3 SEC Web Site.

Reports required to be delivered pursuant to Sections 8.3.1 [Quarterly Financial Statements], 8.3.2 [Annual Financial Statements] and 8.3.8(i) and (ii) [Other Reports and Information] shall be deemed to have been delivered on the date on which such report is posted on the SEC’s website at www.sec.gov, and such posting shall be deemed to satisfy the reporting requirements of Sections 8.3.1, 8.3.2 and 8.3.8(i) and (ii).

8.3.4 Certificate of the Borrower.

On or prior to the date that the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Section 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] are required to be furnished, a certificate (each a “Compliance Certificate”) of the Borrower signed by the Chief Financial Officer or Treasurer of the Borrower, in the form of Exhibit 8.3.4, to the effect that, except as described pursuant to Section 8.3.6 [Notices], (i) the representations and warranties contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time), (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants].

8.3.5 [Reserved.]

8.3.6 Notices.

Notify the Administrative Agent:

(i) promptly after any Responsible Officer of the Borrower has learned of the occurrence of any Potential Default or Event of Default; and

(ii) promptly after any Responsible Officer of the Borrower has learned of any event which could reasonably be expected to have a Material Adverse Change.

8.3.7 Certain Events.

Written notice to the Administrative Agent and the Lenders:

(i) as required by Section 8.2.6(ii)(E) [Liquidations, Mergers, Consolidations, Acquisitions], with respect to any proposed acquisition of assets pursuant to such Section;

(ii) within the time limits set forth in Section 8.2.13 [Changes in Organizational Documents, Etc.], any material amendment to the organizational documents of any Loan Party (for purposes of the foregoing, it shall be deemed material for, among other things, any amendment to affect the name of the entity, its state of formation, or its outstanding equity interests or the transferability thereof) and also within such time limits the other notices required by such Section; and

(iii) within the time limits set forth in Section 8.2.14(ii) [Certain Matters Regarding Senior Notes (2010), the Senior Notes (2011) and Certain Other Indebtedness], any material supplement, modification, amendment or restatement of certain Indebtedness described therein.

8.3.8 Other Reports and Information.

(i) Any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

(ii) Regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower or any other Loan Party with the Securities and Exchange Commission, provided that the foregoing reports shall be deemed to have been delivered on the date on which such report is posted on the SEC’s web site at www.sec.gov, and such posting shall be deemed to satisfy this reporting requirement,

(iii) Promptly upon their becoming available to the Borrower, a copy of any material order in any material proceeding to which the Borrower or any other Loan Party is a party issued by any Official Body, and

(iv) Promptly upon request, such other reports and information as any of the Lenders may from time to time reasonably request, including without limitation, annual budgets and five year projections of the Borrower. The Borrower shall also notify the Lenders promptly of the enactment or adoption of any Law that would reasonably be expected to result in a Material Adverse Change.

9. DEFAULT

9.1 Events of Default.

An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

9.1.1 Payments Under Loan Documents.

(i) The Borrower shall fail to make any scheduled payment of principal on any Loan when due or payment on any Letter of Credit Borrowing within one (1) Business Day after such amount becomes due; or

(ii) The Borrower shall fail to pay any interest on any Loan or any Letter of Credit Borrowing within three (3) days after such interest becomes due in accordance with the terms hereof; or

(iii) The Borrower shall fail to pay any other amount owing hereunder (specifically excluding principal, Letter of Credit Borrowings and interest, which are addressed in subparagraphs (i) and (ii) above) or under the other Loan Documents within the time period specified herein or therein and, if no time period is specified, then within three (3) days after a demand or notice has been provided to the Borrower requesting payment of such amount;

9.1.2 Breach of Warranty.

Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or incorrect in any material respect as of the time it was made or furnished;

9.1.3 Breach of Negative Covenants or Visitation Rights.

Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.1 [Preservation of Existence, Inc.] (with respect to the legal existence of the Borrower only), Section 8.1.5 [Visitation Rights; Field Examinations], Section 8.2 [Negative Covenants] or Section 8.3.6 (i) [Notices].

9.1.4 Breach of Other Covenants.

Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days after any Responsible Officer of the Borrower becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its sole discretion);

9.1.5 Defaults in Other Agreements or Indebtedness.

A default or event of default shall occur at any time under the terms of (i) the Senior Notes (2010), (ii) the Senior Notes (2011), (iii) the Permitted Receivables Financing or (iv) any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party may be obligated as a borrower or guarantor in excess of the Threshold Amount in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of Indebtedness or the termination of any commitment to lend in excess of the Threshold Amount;

9.1.6 Final Judgments or Orders.

Any final judgments, awards or orders not covered by insurance for the payment of money in excess of the Threshold Amount in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of sixty (60) days from the date of entry;

9.1.7 Loan Document Unenforceable; Collateral Trust Agreement Unenforceable.

(i) Except to the extent that such event occurs pursuant to the provisions of this Agreement, any of the Loan Documents to which any Loan Party or CNX Gas Loan Party is a party shall cease to be legal, valid and binding agreements enforceable against such Person executing the same or such Person’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall cease to be in full force and effect (in either case except by operation of its terms) or shall be contested or challenged by any Loan Party or CNX Gas Loan Party or any agent thereof or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby (except by operation of its terms); or

(ii) The Collateral Trust Agreement, at any time and for any reason (x) shall cease to be in full force and effect, (y) is declared to be null and void or (z) is the subject of a challenge to, or a dispute over, any aspect of such Collateral Trust Agreement and such challenge or dispute is determined by the Administrative Agent to be reasonably likely to adversely affect any Lien granted as security for the Obligations under any Loan Document;

9.1.8 Inability to Pay Debts; Attachment.

(i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy;

9.1.9 ERISA.

The occurrence of any of the following events that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change: (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in an actual obligation to pay money of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan;

9.1.10 Change of Control.

Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Exchange Act) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 under the Exchange Act) 25% or more of the voting capital stock of the Borrower; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (or who were nominated by such directors) shall cease to constitute a majority of the board of directors of the Borrower;

9.1.11 Involuntary Proceedings.

A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

9.1.12 Voluntary Proceedings.

Any Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

9.2 Consequences of Event of Default.

9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Sections 9.1.1 [Payments under Loan Documents] through 9.1.10 [Change of Control] shall occur and be continuing, no further obligation shall exist on the part of the Lenders to make Loans, PNC to make Swing Loans or any Issuing Lender to issue Letters of Credit, as the case may be, and the Administrative Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Obligations of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents (other than with respect to any obligations pursuant to Section 2.9.10 [Cash Collateral Prior to Expiration Date], which obligations shall be cash collateralized pursuant to the requirements of such Section), an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Lenders, and grants to the Administrative Agent and the Lenders a security interest in, all such cash as security for such Obligations. Moneys in such account shall be applied by the Administrative Agent (x) first, to reimburse each of the Issuing Lenders for LC Disbursements for which it has not been reimbursed and (y) second, if the maturity of the Loans has been accelerated (with the consent of the Required Lenders), to satisfy other outstanding Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Lenders, the Administrative Agent shall return such cash collateral to the Borrower; and

9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Section 9.1.11 [Involuntary Proceedings] or 9.1.12 [Voluntary Proceedings] shall occur, no further obligation shall exist on the Lenders or PNC to make Loans or any Issuing Lender to issue any Letters of Credit hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Obligations of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable and the Borrower’s obligation to deposit cash collateral described in Section 9.2.1 [Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings] shall become effective immediately, in each case, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

9.2.3 Set-off.

If an Event of Default shall occur and be continuing, any Lender to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Lender which has agreed in writing to be bound by the provisions of Section 5.3 [Sharing of Payments by Lenders] and any branch, Subsidiary or Affiliate of such Lender or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Lender or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts or funds not otherwise beneficially owned by the Borrower or such other Loan Party) with such Lender or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Lender or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Lender or the Administrative Agent; and

9.2.4 Suits, Actions, Proceedings.

If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Administrative Agent or any Lender, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Lender; and

9.2.5 Application of Proceeds; Collateral Trust Agreement.

9.2.5.1 Application of Proceeds.

From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Collateral Trustee or the Administrative Agent, shall be applied, subject to the provisions of the Collateral Trust Agreement, as follows:

(i) First, to payment of that portion of the Obligations constituting fees, indemnities, out-of-pocket expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent, the Syndication Agent and the Collateral Trustee) payable to the Administrative Agent, the Syndication Agent or the Collateral Trustee in their respective capacities as such;

(ii) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the Issuing Lender (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Lender) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

(iii) Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, Letter of Credit Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them;

(iv) Fourth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize that portion of Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to this Agreement;

(v) Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Letter of Credit Borrowings and Obligations then owing under Specified Swap Agreements and Other Lender Provided Financial Service Product, ratably among the Lenders, the Issuing Lender and the providers of Specified Swap Agreements and Other Lender Provided Financial Service Product in proportion to the respective amounts described in this clause Fifth held by them; and

(vi) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Notwithstanding the foregoing, (a) amounts received from the Borrower or any Guarantor that is not a Qualified Eligible Contract Participant Guarantor shall not be applied to the Obligations that are Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this clause (a), the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause Fifth above from amounts received from Qualified Eligible Contract Participant Guarantors to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause Fifth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause Fifth above) and (b) Obligations arising under Specified Swap Agreements and Other Lender Provided Financial Services Products shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the counterparty to such Specified Swap Agreement or Other Lender Provided Financial Services Product, as the case may be. Each counterparty to a Specified Swap Agreements and Other Lender Provided Financial Services Products not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X hereof for itself and its Affiliates as if a “Lender” party hereto.

9.2.5.2 Collateral Trust Agreement.

Subject to sharing provisions set forth in the Collateral Trust Agreement, all Liens granted as security for the Obligations under the Security Documents and any other Loan Document shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Lenders hereunder and (ii) the Obligations incurred by any of the Loan Parties in favor of any Lender which provides a Specified Swap Agreement (the “Specified Swap Agreement Provider”). The Administrative Agent shall be deemed to serve as the collateral agent (the “Lender Group Collateral Agent”) for each Specified Swap Agreement Provider, for itself as Administrative Agent and for the Lenders hereunder, provided that the Lender Group Collateral Agent shall comply with the instructions and directions of the Administrative Agent

(or the Lenders under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Lenders to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No Specified Swap Agreement Provider (except in its capacity as a Lender hereunder (to the extent that this Agreement or any other Loan Document empowers the Lenders to direct the Administrative Agent)) shall be entitled or have the power to direct or instruct the Lender Group Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.

9.2.6 Other Rights and Remedies.

In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents (including each Mortgage), subject to the Collateral Trust Agreement, the Administrative Agent and the Collateral Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent, subject to the Collateral Trust Agreement, permitted by Law. The Administrative Agent and the Collateral Trustee may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Administrative Agent and the Lenders under the Loan Documents or applicable Law.

9.3 Notice of Sale.

Any notice required to be given by the Collateral Trustee of a sale, lease, or other disposition of the Collateral or any other intended action by the Collateral Trustee, if given to the Borrower at least ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

10. THE ADMINISTRATIVE AGENT

10.1 Appointment and Authority.

Each Lender and Issuing Lender hereby irrevocably designates, appoints and authorizes: (i) PNC to act as Administrative Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents, (ii) Bank of America to act as Syndication Agent for each Lender under this Agreement, and (iii) PNC to act as Collateral Trustee pursuant to the Collateral Trust Agreement. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Agent, the Syndication Agent or any of them by the terms hereof, together with such powers as are reasonably incidental thereto. PNC agrees to act as the Administrative Agent on behalf of the Lenders to the extent provided in this Agreement, and Bank of America, N.A. agrees to act as Syndication Agent on behalf of the Lenders to the extent provided in this Agreement. The provisions of this Section 10 are solely for the benefit of the Administrative Agent, the Syndication Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions, except as set forth in Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments].

10.2 Rights as a Lender.

The Person serving as the Administrative Agent and Syndication Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Syndication Agent, as applicable, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or Syndication Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or Syndication Agent hereunder and without any duty to account therefor to the Lenders.

10.3 Exculpatory Provisions.

The Administrative Agent and Syndication Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent and the Syndication Agent :

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Syndication Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent or Syndication Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Administrative Agent or Syndication Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or Syndication Agent any of their Affiliates in any capacity.

The Administrative Agent and Syndication Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or Syndication Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 [Modifications, Amendments or Waivers] and 9.2 [Consequences of Event of Default]) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent and Syndication Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent and/or Syndication Agent, as applicable, by the Borrower, a Lender or the Issuing Lender.

The Administrative Agent and Syndication Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 7 [Conditions to Amendment and Restatement; Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4 Reliance by Agents.

The Administrative Agent and Syndication Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent and Syndication Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent and Syndication Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent and/or Syndication Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent and Syndication Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5 Delegation of Duties.

The Administrative Agent and Syndication Agent may perform any and all of their duties and exercise their rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent, Syndication Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and Syndication Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and Syndication Agent.

10.6 Resignation of Agents.

The Administrative Agent and/or Syndication Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with approval from the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, such approval not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent and/or Syndication Agent gives notice of its resignation, then the retiring Administrative Agent and/or Syndication Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent and/or Syndication Agent meeting the qualifications set forth above; provided that if the Administrative Agent and/or Syndication Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent and/or Syndication Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.6. Upon the acceptance of a successor’s appointment as Administrative Agent and/or Syndication Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and/or Syndication Agent, and the retiring Administrative Agent and/or Syndication Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s and/or Syndication Agent resignation hereunder and under the other Loan Documents, the provisions of this Section 10.6 and Section 11.3 [Expenses; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring Administrative Agent and/or Syndication Agent, their sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent and/or Syndication Agent was acting as Administrative Agent and/or Syndication Agent, as applicable.

If PNC resigns as Administrative Agent under this Section 10.6, PNC shall also resign as an Issuing Lender; provided that if there are any Letters of Credit outstanding with PNC as the Issuing Lender at the time of PNC’s resignation as the Administrative Agent, notwithstanding any provision to the contrary in the foregoing paragraph, PNC’s resignation as the Issuing Lender shall not be effective until a successor Administrative Agent has been appointed and the provisions of clause (ii) in the following sentence have been satisfied. Upon the appointment of a successor Administrative Agent hereunder, such successor shall (i) succeed to all of the rights, powers, privileges and duties of PNC as the retiring Issuing Lender and Administrative Agent and PNC shall be discharged from all of its respective duties and obligations as Issuing Lender and Administrative Agent under the Loan Documents, and (ii) issue letters of credit in substitution for the Letters of Credit issued by PNC, if any, outstanding at the time of such succession or make other arrangement satisfactory to PNC to effectively assume the obligations of PNC with respect to such Letters of Credit.

If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

10.7 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or Syndication Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.8 No Other Duties, etc.

Anything herein to the contrary notwithstanding, none of the Lenders listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Syndication Agent, Collateral Trustee, a Lender or the Issuing Lender hereunder.

10.9 Administrative Agent’s Fee.

The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time.

10.10 Authorization to Release Collateral and Guarantors; Certain Amendments.

It is expressly agreed by each Lender and each Issuing Lender, that (i) upon the written request of the Borrower (accompanied by such certificates and other documentation as the Administrative Agent may reasonably request) the Administrative Agent on behalf of the Lenders and without any consent or action by any Lender, shall, so long as no Event of Default exists after giving effect thereto, release, subordinate, enter into non-disturbance agreements or consent to the release by the Collateral Trustee of or with respect to (x) any Collateral or any Guarantor from a Guaranty Agreement or any other Loan Document, in either case, in connection with any sale, transfer, lease, disposition, merger or other transaction permitted or not prohibited by this Agreement (including without limitation, a release of Accounts or contracts giving rise to Accounts from time to time in connection with the Permitted Receivables Financing and releases in connection with any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition), such release to include releases from the Guaranty Agreement or any other Loan Document of any Loan Party that becomes an Excluded Subsidiary or ceases to be a Subsidiary pursuant to any sale, transfer, lease, disposition, merger or other transaction permitted by this Agreement and a release of all the assets of such Loan Party that becomes an Excluded Subsidiary or ceases to be a Subsidiary (other than, with respect to CNX Gas, a pledge of its capital stock or equity interests directly owned by any Loan Party) or (y) any assets no longer required to be Collateral pursuant to the terms hereof or of any other Loan Document or (z) any easements, permits, licenses, rights of way, surface leases or other surface rights or interests permitted to be granted hereunder, and (ii) notwithstanding Section 11.1 [Modifications, Amendments or Waivers] or any other provision in any Loan Document to the contrary, the Administrative Agent may, on behalf of the Lenders and without any consent or action by any Lender, amend, modify, supplement, restate, terminate or release in whole or in part any of the Loan Documents from time to time or consent to such action by the Collateral Trustee to (a) cure any defect or error, (b) comply with any provision hereunder or under any other Loan Document, (c) add Guarantors of the Obligations; (d) add property or other assets as Collateral, (e) add covenants of the Borrower or the other Loan Parties for the benefit of the Lenders or to surrender any right or power herein conferred upon the Borrower or any of the other Loan Parties, (f) approve of any correction or update to any Schedule hereto or to any other Loan Document to the extent such Schedule is being corrected in any manner that is not material or is being updated to reflect the consummation of any transaction or exercise of any rights of the Loan Parties permitted hereunder for which no consent is required or for which the required consent has been received, (g) make any change that does not adversely affect the rights of any Lender, (h) release from perfection any Lien created by any Loan Document that is no longer required by the terms hereof or such Loan Document to be perfected, or (i) share Collateral on a pro rata basis with any counterparty to a Specified Hedge Agreement described in clause (iii) of the definition of Specified Hedge Agreement.

10.11 No Reliance on Administrative Agent’s Customer Identification Program.

Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10.12 Certain Matters Regarding the Collateral Trust Agreement. Each Lender agrees that the Loan Parties shall be permitted to obtain releases of Liens on the Collateral directly from the Collateral Trustee to the extent that the Loan Parties are selling, transferring, leasing, disposing of, merging, or investing assets (including entities) or otherwise entering into a transaction permitted or not prohibited by this Agreement; provided that during the existence of a Potential Default or Event of Default, all releases shall be with the authorization of the Administrative Agent. Each Lender, by its execution and delivery of this Agreement, hereby authorizes the Administrative Agent to take all actions under or in connection with the Collateral Trust Agreement required to be taken by the Administrative Agent on behalf of such Lender under the Collateral Trust Agreement.

(b) Each Loan Party, by its execution and delivery of this Agreement, hereby authorizes the Administrative Agent to contact any of the Secured Parties to obtain the “Payment Information” as defined in the Collateral Trust Agreement, pursuant to a request of the Collateral Trustee.

11. MISCELLANEOUS

11.1 Modifications, Amendments or Waivers.

With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder; provided, that no consent of any Lender is required for releases, corrections, amendments, updates or other transactions or actions authorized by Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments]. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will:

11.1.1 Increase of Commitment.

Increase the amount of the Revolving Credit Commitment or Swing Loan Commitments of any Lender hereunder without the consent of such Lender;

11.1.2 Extension of Payment; Reduction of Principal Interest or Fees; Modification of Terms of Payment.

Whether or not any Loans are outstanding, extend the Expiration Date or the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby;

11.1.3 Release of Guarantor.

Except as otherwise provided in this Agreement, without the written consent of: (i) the Super-Majority Lenders (other than Defaulting Lenders), release any Guarantor from its Obligations under the Guaranty Agreement or the CNX Gas Guaranty Agreement, or (ii) all the Lenders

(other than Defaulting Lenders), release any Guarantor that is a Significant Subsidiary (as defined in Regulation S-X under the Exchange Act) of the Borrower from its Obligations under the Guaranty Agreement or all or substantially all of the Guarantors (as measured by fair market value of their assets) from their Obligations under the Guaranty Agreement or the CNX Gas Guaranty Agreement; provided that the foregoing consents shall not be required in connection with any sale, transfer, lease, disposition, merger or other transaction otherwise permitted by this Agreement and any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition, which such consents are given if required solely by the Administrative Agent pursuant to Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments];

11.1.4 Release of Collateral.

Except as otherwise provided in this Agreement, without the written consent of: (i) the Super-Majority Lenders (other than Defaulting Lenders), release any Collateral, or (ii) all the Lenders (other than Defaulting Lenders), release all or substantially all of the Collateral; provided that the foregoing consents shall not be required in connection with any sale, transfer, lease, disposition, merger or other transaction otherwise permitted by this Agreement and any Permitted Gas Properties Disposition or Permitted Coal Properties Disposition, which such consents are given if required solely by the Administrative Agent pursuant to Section 10.10 [Authorization to Release Collateral and Guarantors; Certain Amendments]; and provided further that in the event that the Borrower provides any applicable Issuing Lender with Cash Collateral to secure any Letters of Credit with an expiry date beyond the Expiration Date pursuant to Section 2.9.10 [Cash Collateral Prior to the Expiration Date] the Issuing Lender is permitted to release such Cash Collateral without the consent of any Lender once such Letter of Credit has terminated, expired or has otherwise been returned to the Issuing Lender undrawn; or

11.1.5 Miscellaneous.

Amend Section 5.2 [Pro Rata Treatment of Lenders] or 5.3 [Sharing of Payments by Lenders] or this Section 11.1, alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce any percentage specified in the definition of Required Lenders or Super-Majority Lenders, in each case without the consent of all of the Lenders; provided that no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Syndication Agent, PNC in its capacity as the Lender of Swing Loans, or the Issuing Lender may be made without the written consent of such Administrative Agent, the Syndication Agent, PNC in its capacity as the Lender of Swing Loans, or Issuing Lender, as applicable, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 11.1.1 through 11.1.5 above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 5.6.2 [Replacement of a Lender].

11.2 No Implied Waivers; Cumulative Remedies.

No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have.

11.3 Expenses; Indemnity; Damage Waiver. Costs and Expenses.

The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lead Arrangers, the Administrative Agent, the Syndication Agent, the Collateral Trustee and their Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent and Syndication Agent), and shall pay all reasonable fees in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, Syndication Agent, Collateral Trustee, any Lender or the Issuing Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, Syndication Agent, Collateral Trustee, any Lender or the Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Administrative Agent’s and Syndication Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

11.3.2 Indemnification by the Borrower.

The Borrower shall indemnify the Lead Arrangers, the Administrative Agent and Syndication Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable out-of-pocket related expenses (including the fees, charges and disbursements of any outside counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance or nonperformance by the Loan Parties of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrower under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that the Borrower shall not be liable for any portion of any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements with respect to an Indemnitee (A) if the same is determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted from such Indemnitee’s gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without notice to or the consent of the Borrower, which consent shall not be unreasonably withheld. The Indemnitees will attempt to minimize the fees and expenses of legal counsel for the Indemnitees which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Indemnitees if appropriate under the circumstances.

11.3.3 Reimbursement by Lenders.

To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Sections 11.3.1 [Costs and Expenses] or 11.3.2 [Indemnification by the Borrower] to be paid by it to the Administrative Agent and Syndication Agent (or any sub-agent thereof), the Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent and Syndication Agent (or any such sub-agent), the Issuing Lender or such Related Party, as the case may be, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or Syndication Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent or Syndication Agent (or any such sub-agent) or Issuing Lender in connection with such capacity.

11.3.4 Waiver of Consequential Damages, Etc.

To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 11.3.2 [Indemnification by Borrower] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such damages are found to be a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of such Indemnitee.

11.3.5 Payments.

All amounts due under this Section shall be payable not later than ten (10) days after demand therefor.

11.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5 Notices; Effectiveness; Electronic Communication. Notices Generally.

Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.5.2 [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to it at its address set forth on Schedule 1.1(B).

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.5.2 [Electronic Communications] shall be effective as provided in such Section.

11.5.2 Electronic Communications.

Notices and other communications to the Syndication Agent, the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to the Syndication Agent, any Lender or the Issuing Lender if such Syndication Agent, Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication and the Administrative Agent shall have notified the Borrower of the same. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

11.5.3 Change of Address, Etc.

Any party hereto may change its address, e-mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

11.6 Severability.

The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11.7 Duration; Survival.

All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 2.9.10 [Cash Collateral Prior to the Expiration Date], Section 5 [Payments] and Section 11.3 [Expenses; Indemnity; Damage Waiver], shall survive payment in full of all principal and interest under the Notes, the termination of the Commitments and the expiration or termination or cash collateralization of all Letters of Credit. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

11.8 Successors and Assigns. Successors and Assigns Generally.

The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.8.2 [Assignments by Lenders], (ii) by way of participation in accordance with the provisions of Section 11.8.4 [Participations], or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.8.6 [Certain Pledges; Successors and Assigns Generally] (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.8.4 [Participations] and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

11.8.2 Assignments by Lenders.

Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in clause (i)(A) of this Section 11.8.2, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except for the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed and shall not be required in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund) and:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(B) the consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire provided by the Administrative Agent.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii) No Assignment to Defaulting Lender. No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.8.3 [Register], from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available], 5.8 [Increased Costs], and 11.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.8.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.8.4 [Participations].

11.8.3 Register.

The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a record of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time. Such register shall be conclusive, and the Borrower, the Administrative Agent, the Syndication Agent and the Lenders may treat each Person whose name is in such register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8.4 Participations.

Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders, Issuing Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], 11.1.3 [Release of Guarantors] or 11.1.4 [Release of Collateral] (to the extent such release is of all or substantially all of the Collateral). Subject to Section 11.8.5 [Limitations upon Participant Rights Successors and Assigns Generally], the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] and 5.8 [Increased Costs] to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.8.2 [Assignments by Lenders]. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.2.3 [Setoff] as though it were a Lender; provided such Participant agrees to be subject to Section 5.3 [Sharing of Payments by Lenders] as though it were a Lender.

11.8.5 Limitations upon Participant Rights.

A Participant shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs], 5.9 [Taxes] or 11.3 [Expenses; Indemnity; Damage Waiver] than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.9 [Taxes] unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.9.5 [Status of Lenders; Refunds] as though it were a Lender.

11.8.6 Certain Pledges; Successors and Assigns Generally.

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.9 Confidentiality. General.

Each of the Administrative Agent, the Syndication Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (Y) becomes publicly available other than as a result of a breach of this Section or (Z) becomes available to the Administrative Agent, the Syndication Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, the other Loan Parties or any other Person that has obtained such confidential information pursuant to this Section. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.9.2 Sharing Information With Affiliates of the Lenders.

Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 11.9.1 [General].

11.10 Counterparts; Integration; Effectiveness.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof including any prior confidentiality agreements and commitments. Except as provided in

Section 7 [Conditions To Amendment and Restatement; Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11 Governing Law, Etc. Governing Law.

This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles. Each standby Letter of Credit issued under this Agreement shall be subject either to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York without regard to its conflict of laws principles.

11.11.2 SUBMISSION TO JURISDICTION.

THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

11.11.3 WAIVER OF VENUE.

THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO

THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

11.11.4 SERVICE OF PROCESS.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION]. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.11.5 WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.12 Certain Other Collateral Matters.

The benefit of the Loan Documents and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available to those Lenders or their Affiliates which are counterparties or parties to any Specified Swap Agreement or any Other Lender Provided Financial Service Product with any Loan Party on a pro rata basis in respect of any obligations of any Loan Party which arise under any such Specified Swap Agreement (after giving effect to all netting arrangements relating to such Specified Swap Agreements) or any Other Lender Provided Financial Service Product, including any Specified Swap Agreement or any Other Lender Provided Financial Service Product between such Persons in existence prior to the date hereof. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Specified Swap Agreement or any Other Lender Provided Financial Service Product.

11.13 USA Patriot Act Notice.

Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act.

11.14 Amendment and Restatement.

(i) On the Closing Date, the 2010 Credit Agreement shall be amended and restated in its entirety by this Agreement and the 2010 Credit Agreement shall thereafter be of no further force and effect except to evidence (i) the incurrence by the Borrower of the “Obligations” under and as defined in the 2010 Credit Agreement (whether or not such “Obligations” are contingent as of the Closing Date), (ii) the representations and warranties made by the Loan Parties prior to the Closing Date and (iii) any action or omission performed or required to be performed pursuant to the 2010 Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in such 2010 Credit Agreement).

(ii) The terms and conditions of this Agreement and the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall apply to all of the Obligations incurred under the 2010 Credit Agreement.

(iii) The Loan Parties hereby reaffirm the Liens granted pursuant to the Loan Documents and existing immediately prior to the Closing Date to the Administrative Agent for the benefit of the Secured Parties, which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Obligations. The Guarantors hereby reaffirm their obligations under the Guaranty Agreement, which shall remain in full force and effect.

(iv) On and after the Closing Date, (i) all references to the Credit Agreement in the Loan Documents (other than this Agreement) shall be deemed to refer to this Agreement and (ii) all references to any section (or subsection) of the 2010 Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement.

(v) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.

(vi) For the avoidance of doubt, unless otherwise specified in this Agreement, all “baskets” set forth in this Agreement shall be calculated from the Closing Date.

11.15 No Fiduciary Duty.

Each Loan Party agrees and acknowledges that: (i) each Lender is acting solely as a principal and is not a financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other party; (ii) no Lender has assumed or will assume an advisory, agency or fiduciary responsibility in any Loan Party’s or their respective Affiliates’ favor with respect to any of the transactions contemplated hereby (irrespective of whether any Lender has advised or is currently advising any Loan Party or its Affiliates on other matters) and no Lender has any obligation to the Loan Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; (iii) the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from the Loan Parties or their respective Affiliates and the Lenders have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (iv) the Lenders have not provided any legal, accounting, regulatory or tax advice in any jurisdiction with respect to any of the transactions contemplated hereby and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Loan Party acknowledges and agrees that it will consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither any Lender or its Affiliates shall have any responsibility or liability to any Loan Party with respect thereto. Each Loan Party hereby waives and releases, to the fullest extent permitted by law, any claims that such Loan Party may have against the Lenders or their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty.

[SIGNATURE PAGES ~~FOLLOW~~INTENTIONALLY OMITTED]

~~IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.~~

~~BORROWER:~~

~~CONSOL ENERGY INC.~~

~~By:~~
~~Name: John M. Reilly~~
~~Title: Vice President and Treasurer~~

~~GUARANTORS:~~

~~CONSOL ENERGY HOLDINGS LLC VI~~

~~By:~~
~~John M. Reilly, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor~~

~~TERRY EAGLE LIMITED PARTNERSHIP~~

~~By: TECPART Corporation, a general partner~~

~~By:~~
~~Name: John M. Reilly~~
~~Title: Treasurer~~

~~By: TEAGLE Company, L.L.C., a general partner~~

~~By:~~
~~Name: John M. Reilly~~
~~Title: Treasurer~~

~~[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]~~

~~GUARANTORS:~~

~~AMVEST COAL & RAIL, L.L.C.~~

~~AMVEST COAL SALES, INC.~~

~~AMVEST CORPORATION~~

~~AMVEST GAS RESOURCES, INC.~~

~~AMVEST MINERAL SERVICES, INC.~~

~~AMVEST MINERALS COMPANY, L.L.C.~~

~~AMVEST OIL & GAS, INC.~~

~~AMVEST WEST VIRGINIA COAL, L.L.C.~~

~~BRAXTON-CLAY LAND & MINERAL, INC.~~

~~CNX LAND RESOURCES INC.~~

~~CNX MARINE TERMINALS INC.~~

~~CONSOL ENERGY SALES COMPANY~~

~~CONSOL OF CANADA INC.~~

~~CONSOL OF CENTRAL PENNSYLVANIA LLC~~

~~CONSOL OF KENTUCKY INC.~~

~~CONSOL OF OHIO LLC~~

~~CONSOL OF WV LLC~~

~~CONSOL OF WYOMING LLC~~

~~CONSOL PENNSYLVANIA COAL COMPANY LLC~~

~~FOLA COAL COMPANY, L.L.C.~~

~~GLAMORGAN COAL COMPANY, L.L.C.~~

~~LEATHERWOOD, INC.~~

~~LITTLE EAGLE COAL COMPANY, L.L.C.~~

~~MON RIVER TOWING, INC.~~

~~MTB INC.~~

~~NICHOLAS-CLAY LAND & MINERAL, INC.~~

~~PETERS CREEK MINERAL SERVICES, INC.~~

~~RESERVE COAL PROPERTIES COMPANY~~

~~ROCHESTER & PITTSBURGH COAL COMPANY~~

~~TEAGLE COMPANY, L.L.C.~~

~~TECPART CORPORATION~~

~~TERRA FIRMA COMPANY~~

~~TERRY EAGLE COAL COMPANY, L.L.C.~~

~~VAUGHAN RAILROAD COMPANY~~

~~WOLFPEN KNOB DEVELOPMENT COMPANY~~

~~By:~~
~~John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor~~

~~[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]~~

~~GUARANTORS:~~

~~CENTRAL OHIO COAL COMPANY~~

~~CONSOLIDATION COAL COMPANY~~

~~EIGHTY-FOUR MINING COMPANY~~

~~HELVETIA COAL COMPANY~~

~~ISLAND CREEK COAL COMPANY~~

~~KEYSTONE COAL MINING CORPORATION~~

~~LAUREL RUN MINING COMPANY~~

~~McELROY COAL COMPANY~~

~~SOUTHERN OHIO COAL COMPANY~~

~~TWIN RIVERS TOWING COMPANY~~

~~WINDSOR COAL COMPANY~~

~~By:~~
~~Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor~~

~~CONRHEIN COAL COMPANY~~

~~By: CONSOLIDATION COAL COMPANY, a general partner~~

~~By:~~
~~Name: Daniel S. Cangilla~~
~~Title: Treasurer~~

~~[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]~~

~~GUARANTOR:~~

~~CONSOL FINANCIAL INC.~~

~~By:~~
~~Name: Christopher C. Jones~~
~~Title: Vice President and Secretary~~

~~[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]~~

~~LENDER:~~

~~PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent~~

~~By:~~
~~Name: Richard C. Munsick~~
~~Title: Senior Vice President~~

~~[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]~~

~~LENDER:~~

~~BANK OF AMERICA, N.A. individually and as Syndication Agent~~

~~By:~~
~~Name:~~
~~Title:~~

SCHEDULE 1.1(A)

PRICING GRID

Level	Leverage Ratio	Revolving Credit LIBOR Rate Spread	Revolving Credit Base Rate Spread	Letter of Credit Fee	Commitment Fee
I	less than 2.0 to 1.0	1.75%	0.75%	1.75%	0.375%
II	greater than or equal to 2.0 to 1.0, but less than 2.5 to 1.0	2.00%	1.00%	2.00%	0.375%
III	greater than or equal to 2.5 to 1.0, but less than 3.0 to 1.0	2.25%	1.25%	2.25%	0.50%
IV	greater than or equal to 3.0 to 1.0, but less than 3.5 to 1.0	2.50%	1.50%	2.50%	0.50%
V	greater than or equal to 3.5 to 1.0 but less than 4.5 to 1.00	2.75%	1.75%	2.75%	0.50%
VI	greater than or equal to 4.5 to 1.0	3.00%	2.00%	3.00%	0.50%

For purposes of determining the Applicable Margin, the Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate:

(a) From the Amendment No. 1 Effective Date through the Financials Delivery Date first occurring after the Amendment No. 1 Effective Date (the “Initial Period”), the Applicable Margin, Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate shall be the respective amounts set forth under Level V of this Schedule 1.1(A) set forth above.

(b) It is expressly agreed that after the Initial Period, the Applicable Margin, the Applicable Letter of Credit Fee Rate, and the Applicable Commitment Fee Rate shall be determined based upon Schedule 1.1(A) above based on the Leverage Ratio as of the end of the applicable fiscal quarter; provided, however, that the Applicable Margin, the Applicable Letter of Credit Fee Rate and the Applicable Commitment Fee Rate shall be set as of the Financials Delivery Date regardless of the actual date that a Compliance Certificate is provided to the Lenders.

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1—Commitments of Lenders and Addresses for Notices to Lenders

	Lender	Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name: Address: Attention: Telephone: Telecopy: Email:	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222 Richard C. Munsick, Senior Vice President (412) 762-4299 (412) 762-6484 richard.munsick@pncbank.com	$78,880,000	7.888000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Bank of America, N.A. 540 W Madison Street, IL4-540-23-09 Chicago, IL 60661 Adam Fey, Director (312) 828-1462 (312) 453-5191 adam.h.fey@baml.com	$78,880,000	7.888000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Santander Bank, N.A. 75 State Street Boston, Massachusetts 02109 Robert Lanigan, Senior Global Banker (617) 346-7384 (617) 757-3567 rlanigan@santander.us	$74,935,000	7.493500000%

Name: Address: Attention: Telephone: Telecopy: Email:	The Bank of Nova Scotia 1 Liberty Plaza, 26th Floor 165 Broadway New York, New York 10006 Chief Marbumrung (212) 225-5384 (212) 225-5480 chief_marbumrung@scotiacapital.com	$69,020,000	6.902000000%

Name: Address: Attention: Telephone: Telecopy: Email:	The Royal Bank of Scotland plc 600 Washington Blvd Stamford, CT 06901 Daniel Roe (801) 312-6283 (203) 873-5019 GBMUSOCLendingOperations@rbs.com	$69,020,000	6.902000000%

	Lender	Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name: Address: Attention: Telephone: Telecopy: Email:	Bank of Montreal 100 King Street West Toronto, Ontario Canada Robert Wright, Vice President (416) 359-6890 (416) 359-7796 robert.wright@bmo.com	$59,160,000	5.916000000%

Name: Address: Attention: Telephone: Telecopy: Email:	CIBC INC. 595 Bay Street, 5th Floor Toronto, Ontario Canada Sue Zhang, Corporate Credit Analyst (416) 542-4357 (905) 948-1934 sue.zhang@cibc.ca	$59,160,000	5.916000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Credit Agricole Corporate and Investment Bank 227 West Monroe Street, #3800 Chicago, Illinois 60606 Joseph Philbin, Director (312) 220-7314 (312) 641-0527 philbin@ca-cib.com	$55,000,000	5.500000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Union Bank, N.A. 445 S. Figueroa Street, 15th Floor Los Angeles, California 90071 Bryan Read, Vice President (213) 236-4128 (213) 236-4096 bryan.read@unionbank.com	$55,000,000	5.500000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Wells Fargo Bank, National Association 201 South Jefferson Street, 2nd Floor Roanoke, Virginia 24011 Brenda Vaughan, Senior Vice President (540) 563-7803 (540) 563-6320 brenda.vaughan@wachovia.com	$53,333,000	5.333300000%

Name: Address: Attention: Telephone: Telecopy: Email:	U.S. Bank National Association 209 South LaSalle Street, MK-IL-RY4D Chicago, Illinois 60604 John Eyerman, Assistant Vice President (312) 325-2032 (312) 325-2001 john.eyerman@usbank.com	$50,000,000	5.000000000%

	Lender	Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name: Address: Attention: Telephone: Telecopy: Email:	First Commonwealth Bank 437 Grant Street, Suite 1600 Pittsburgh, Pennsylvania 15219 Brian J. Sohocki, Vice President (412) 690-2205 (412) 690-2206 bsohocki@fcbanking.com	$39,440,000	3.944000000%

Name: Address: Attention: Telephone: Telecopy: Email:	ING Capital LLC 1325 Avenue of the Americas, 11th Floor New York, New York 10019 Remko Van de Water, Director (646) 424-6084 (646) 424-7484 remko.van.de.water@americas.ing.com	$39,440,000	3.944000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Sumitomo Mitsui Banking Corporation, New York 277 Park Avenue New York, New York 10172 Bob Gruss/CBDADII Loan Services (212) 224-4390 (212) 224-5197 Robert_C_Gruss_Jr@SMBCGroup.com	$39,440,000	3.944000000%

Name: Address: Attention: Telephone: Telecopy: Email:	The Huntington National Bank 336 Fourth Avenue Pittsburgh, Pennsylvania 15222 Chris Kohler (412-227-6496) __________________________ chris.kohler@huntington.com	$37,500,000	3.750000000%

Name: Address: Attention: Telephone: Telecopy: Email:	Standard Chartered Bank 1095 Avenue of the Americas New York, New York 10036 Lynn Zennario, Director (212) 667-0509 (212) 667-0780 lynn.zennario@sc.com	$35,495,000	3.549500000%

Name: Address: Attention: Telephone: Telecopy: Email:	Natixis Global Energy & Commodities 333 Clay Street, Suite 4340 Houston, Texas 77002 Carlos Quinteros, Managing Director (713) 759- 9495 (713) 571-6167 carlos.quinteros@us.natixis.com	$33,524,000	3.352400000%

	Lender	Amount of Commitment for Revolving Credit Loans	Revolving Credit Ratable Share
Name: Address: Attention: Telephone: Telecopy: Email:	Crédit Industriel et Commercial 520 Madison Avenue, Floor 37 New York, New York 10022 Brian O’Leary (212) 715-4422 (212) 715-4535 boleary@cicnv.com	$26,666,000	2.666600000%

Name: Address: Attention: Telephone: Telecopy: Email:	Branch Banking and Trust Company 200 West 2nd Street, 16th Floor Winston-Salem, North Carolina 27104 Troy Weaver, Senior Vice President (336) 733-2735 (336) 733-2740 trweaver@bbandt.com	$19,720,000	1.972000000%

Name: Address: Attention: Telephone: Telecopy: Email:	First National Bank of Pennsylvania 12 Federal Street Pittsburgh, Pennsylvania 15212 Mail Code: NSHO Robert Heuler, Vice President/Commercial Banker III (412) 359-2612 (412) 231-3584 HeulerR@fnb-corp.com	$19,720,000	1.972000000%

Name: Address: Attention: Telephone: Telecopy: Email:	The Bank of East Asia, Limited, Los Angeles Branch 388 East Valley Boulevard., Suite 218 Alhambra, California 91801 Jonathan Kuo, Vice President & Manager (626) 656-8838 (626) 656-8833 kuoj@hkbea-us.com	$6,667,000	0.666700000%

TOTAL:		$1,000,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2—Addresses for Notices to Loan Parties:

PAYING AGENT

Name: Address: Attention: Telephone: Telecopy:	PNC Bank, National Association One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707 Richard C. Munsick (412) 762-4299 (412) 762-2571

Name: Address: Attention: Telephone: Telecopy:	Agency Services PNC Firstside Center, 4th Floor 500 First Avenue Pittsburgh, Pennsylvania 15219 Lisa Pierce (412) 762-6442 (412) 762-8672

LOAN PARTIES:

A. All Loan Parties other than those listed in B. below:

Address: Attention: Telephone: Telecopy:	1000 CONSOL Energy Drive Canonsburg, PA 15317 Treasury Department (724) 485-4128 (724) 485-6030

B.

Name: Address: Attention: Telephone: Telecopy:	AMVEST West Virginia Coal, L.L.C. PO Box 133 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	CONSOL Financial Inc. Little Falls Centre II 2751 Centerville Rd., Suite 315 Wilmington, DE 19808 Treasury Department (302) 225-5194 (302) 225-1594

Name: Address: Attention: Telephone: Telecopy:	Fola Coal Company, L.L.C. PO Box 180 Route 16 North Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	Little Eagle Coal Company, L.L.C. PO Box 134 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

Name: Address: Attention: Telephone: Telecopy:	Terra Firma Company 1000 Hampton Center Morgantown, WV 26505 James A. Russell (304) 598-8105 (304) 598-8116

Name: Address: Attention: Telephone: Telecopy:	Terry Eagle Coal Company, L.L.C. PO Box 157 Bickmore, WV 25019 Treasury Department (304) 587-6300 (304) 587-6352

SCHEDULE 1.1(C)

REORGANIZATION PRIOR TO CLOSING OF CCC TRANSACTION

Consolidation Coal Company. Original Loan Party. Parent immediately prior to the closing of the CCC Transaction of the Subsidiaries listed below.

Eighty-Four Mining Company. Original Loan Party. Shares transferred from CONSOL Financial Inc. to CCC on December 2, 2013.

McElroy Coal Company. Original Loan Party and preexisting Subsidiary of CCC.

Southern Ohio Coal Company. Original Loan Party and preexisting Subsidiary of CCC.

Central Ohio Coal Company. Original Loan Party and preexisting Subsidiary of CCC.

Keystone Coal Mining Corporation. Original Loan Party. On November 25, 2013 R&PCC LLC (successor by merger to Rochester & Pittsburgh Coal Company) transferred by dividend Keystone Coal Mining Corporation. to its owner, CCC.

Mon River Towing Inc. Original Loan Party. Shares transferred from CONSOL Energy Sales Company to CCC on December 2, 2013.

Twin Rivers Towing Company. Original Loan Party. Shares transferred from CONSOL Energy Sales Company to CCC on December 2, 2013.

CCC RCPC LLC. Joined Credit Agreement November 20, 2013. CCC replaced CNX RCPC LLC as the member of CCC RCPC LLC on December 2, 2013.

CCC Land Resources LLC. Joined Credit Agreement on November 20,, 2012. CCC replaced CNX Land Resources LLC as the member of CCC Land Resources LLC on December 2, 2013.

Schedule 1.1R

Coal Mines and Coal Reserves

LOCATION	ENTITY

Clark County Reserve in Clark County, IL	CNX RCPC LLC, a Delaware limited liability company

Danville Reserve in Edgar County, IL and Vermillion County, IL	CNX RCPC LLC, a Delaware limited liability company Consol Pennsylvania Coal Company LLC, a Delaware limited liability company CNX Marine Terminals Inc., a Delaware corporation

Hamilton Reserve in Franklin County, IL, Hamilton County, IL, and Saline County, IL	CNX RCPC LLC, a Delaware limited liability company

Otter Creek Reserve in Powder River County, MT	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Mahoning Valley Mine in Belmont County, OH and Harrison County, OH	CONSOL Mining Company LLC, a Delaware limited liability company

Shaner Reserve in Allegheny County, PA and Westmoreland County, PA	CNX RCPC LLC, a Delaware limited liability company

Bailey Mine/Enlow Fork Complex in Greene County, PA, Washington County, PA, and Marshall County, WV

CONSOL Mining Company LLC, a Delaware limited liability company

CNX RCPC LLC, a Delaware limited liability company

Conrhein Coal Company, a Pennsylvania general partnership

Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Blacksville #2 Mine in Greene County, PA and Monongalia County, WV	CONSOL Mining Company LLC, a Delaware limited liability company

Blacksville #3 [Reserves?] [Mine?] in Greene County, PA and Monongalia County, WV (now known as Mason-Dixon Reserve)	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Greene Hill Reserve in Greene County, PA	Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Berkshire Reserve in Washington County, PA	CONSOL Mining Company LLC, a Delaware limited liability company Conrhein Coal Company, a Pennsylvania general partnership Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Eighty-Four Mine in Washington County, PA

CONSOL Mining Company LLC, a Delaware limited liability company

Island Creek Coal Company, a Delaware corporation

Laurel Run Mining Company, a Virginia corporation

CNX RCPC LLC, a Delaware limited liability company

Fallowfield Reserve in Washington County, PA	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company CNX Marine Terminals Inc., a Delaware corporation

Shoemaker Mine in Washington County, PA, Marshall County, WV and Ohio County, WV	CONSOL Mining Company LLC, a Delaware limited liability company

Emery Mine in Emery County, UT	CONSOL Mining Company LLC, a Delaware limited liability company

Buchanan Mine in Buchanan County, VA	CONSOL Buchanan Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Hurricane Branch Reserve in Buchanan County, VA, Russell County, VA and Tazewell County, VA	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

VP3 Mine in Buchanan County, VA	Island Creek Coal Company, a Delaware corporation

VP8 Mine in Buchanan County, VA	Island Creek Coal Company, a Delaware corporation

Amonate Mine in Tazewell County, VA and McDowell County, WV

CONSOL Amonate Mining Company LLC, a Delaware limited liability company

CONSOL Amonate Facility LLC, a Delaware limited liability company

CNX RCPC LLC, a Delaware limited liability company

Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Birch Reserve in Braxton County, WV, Clay County, WV and Nicholas County, WV	Wolfpen Knob Development Company, a Virginia corporation

Tetrick Reserve in Doddridge County, WV, Harrison County, WV and Marion County, WV	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Robinson Run Mine in Harrison County, WV, Marion County, WV, and Wetzel County, WV	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Holden Reserve in Logan County, WV and Mingo County, WV	Island Creek Coal Company, a Delaware corporation Laurel Run Mining Company, a Virginia corporation

Loveridge Mine in Marion County, WV, Monongalia County, WV and Wetzel County, WV	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Mid-Allegheny Reserve in Marion County, WV, Marshall County, WV and Wetzel County, WV (now known as Mason-Dixon Reserve)	CONSOL Mining Company LLC, a Delaware limited liability company

Nailler Reserve in Marion County, WV	CONSOL Mining Company LLC, a Delaware limited liability company

St. Leo Reserve in Marion County, WV, Monongalia County, WV and Wetzel County, WV (now known as Mason-Dixon Reserve)	CONSOL Mining Company LLC, a Delaware limited liability company

Alexander Reserve in Marshall County, WV	CNX RCPC LLC, a Delaware limited liability company Consol Pennsylvania Coal Company LLC, a Delaware limited liability company

Marshall Reserve in Marshall County, WV	CONSOL Mining Company LLC, a Delaware limited liability company Consol Pennsylvania Coal Company LLC, a Delaware limited liability company CNX Land LLC, a Delaware limited liability company

McElroy Mine in Marshall County, WV	CONSOL Mining Company LLC, a Delaware limited liability company

Miller Creek Mine in Mingo County, WV	Consol of Kentucky, Inc., a Delaware corporation

St. Cloud Reserve in Monongalia County, WV and Wetzel County, WV (now known as Mason-Dixon Reserve)	CONSOL Mining Company LLC, a Delaware limited liability company CNX RCPC LLC, a Delaware limited liability company

Wetzel Reserve in Wetzel County, WV	CNX RCPC LLC, a Delaware limited liability company CNX Land LLC, a Delaware limited liability company

SCHEDULE 6.1.2 – SUBSIDIARIES

Updated as of Amendment No. 1 Effective Date

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
AMVEST Coal & Rail, L.L.C.	Virginia	AMVEST Minerals Company, L.L.C.		—	—	—
AMVEST Coal Sales, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST Corporation	Virginia	CONSOL Energy Inc.	Common	1,000	1,000	100%
AMVEST Gas Resources, Inc.	Virginia	AMVEST Oil & Gas, Inc.	Common	1,000	100	100%
AMVEST Mineral Services, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST Minerals Company, L.L.C.	Virginia	AMVEST Corporation		—	—	—
AMVEST Oil & Gas, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%
AMVEST West Virginia Coal, L.L.C.	West Virginia	Nicholas-Clay Land & Mineral, Inc. (70%) Terry Eagle Limited Partnership (30%)		—	—	—
Braxton-Clay Land & Mineral, Inc.	West Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
CNX Land LLC	Delaware	CONSOL Energy Inc.		—	—	—
CNX Marine Terminals Inc.	Delaware	CONSOL Energy Sales Company	Common	1,000	1,000	100%
CNX RCPC LLC	Delaware	CONSOL Energy Inc.		—	—	—

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
Conrhein Coal Company	Pennsylvania General Partnership	CONSOL Mining Holding Company LLC (76%) MTB Inc. (24%)		—	—	—
CONSOL Amonate Facility LLC	Delaware	CONSOL Mining Holding Company LLC		—	—	—
CONSOL Amonate Mining Company LLC	Delaware	CONSOL Mining Holding Company LLC		—	—	—
CONSOL Buchanan Mining Company LLC	Delaware	CONSOL Mining Holding Company LLC		—	—	—
CONSOL Energy Holdings LLC VI	Delaware	CONSOL Energy Inc.		—	—	—
CONSOL Energy Sales Company	Delaware	CONSOL Energy Inc.	Common	2,000	1,000	100%
CONSOL Financial Inc.	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%
CONSOL of Canada Inc.	Delaware	CONSOL Energy Inc.	Common	10,000	7,000	100%
CONSOL of Central Pennsylvania LLC	Pennsylvania	CONSOL Energy Inc.		—	—	—
CONSOL of Kentucky Inc.	Delaware	CONSOL Energy Inc.	Common	250,000	500	100%
CONSOL Mining Holding Company LLC	Delaware	CONSOL Energy Inc.		—	—	—
CONSOL Mining Company LLC	Delaware	CONSOL Mining Holding Company LLC		—	—	—
CONSOL of Ohio LLC	Ohio	CONSOL Energy Inc.		—	—	—

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
CNX Water Assets LLC	West Virginia	CONSOL Energy Inc.		—	—	—
Consol Pennsylvania Coal Company LLC	Delaware	CONSOL Energy Inc.		—	—	—
Fola Coal Company, L.L.C. (d/b/a Powellton Coal Company, L.L.C.) (West Virginia)	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
Glamorgan Coal Company, L.L.C.	Virginia	AMVEST Minerals Company, L.L.C.		—	—	—
Helvetia Coal Company	Pennsylvania	R&PCC LLC	Common	500	500	100%
Island Creek Coal Company LLC	Delaware	CONSOL Mining Holding Company LLC
Laurel Run Mining Company	Virginia	Island Creek Coal Company LLC	Common	1,000	1,000	100%
Leatherwood, Inc.	Pennsylvania	R&PCC LLC	Common	100	100	100%
Little Eagle Coal Company, L.L.C.	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
MTB Inc.	Delaware	CONSOL Energy Inc.	Common	1,000	1,000	100%
Nicholas-Clay Land & Mineral, Inc.	Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
Paros Corp.	Delaware	CONSOL Energy Inc.	Common	1,000	100	100%
Peters Creek Mineral Services, Inc.	Virginia	Glamorgan Coal Company, L.L.C.	Common	1,000	100	100%

SUBSIDIARY	JURISDICTION OF INCORPORATION	OWNER	CLASS OF EQUITY INTEREST	AUTHORIZED CAPITAL STOCK	ISSUED SHARES	% OF OUTSTANDING SHARES
R&PCC LLC	Pennsylvania	CONSOL Mining Holding Company LLC		—	—	—
TEAGLE Company, L.L.C.	Virginia	AMVEST Coal & Rail, L.L.C.		—	—	—
TECPART Corporation	Delaware	AMVEST Coal & Rail, L.L.C.	Common	1,000	1,000	100%
Terra Firma Company	West Virginia	CNX Land LLC	Common	1,000	1	100%
Terry Eagle Coal Company, L.L.C.	West Virginia	AMVEST West Virginia Coal, L.L.C.		—	—	—
Terry Eagle Limited Partnership	West Virginia	TECPART Corporation (47.5% GP & 2.5% LP) TEAGLE Company, L.L.C. (47.5% GP & 2.5% LP)		—	—	—
Vaughan Railroad Company	West Virginia	AMVEST Coal & Rail, L.L.C.	Common	1,000	100	100%
Windsor Coal Company	West Virginia	CONSOL Mining Holding Company LLC	Common	5,000	4,064	100%
Wolfpen Knob Development Company	Virginia	CONSOL Energy Inc.	Common	1,000	1,000	100%

SCHEDULE 6.1.13 – INSURANCE POLICIES

Updated as of Amendment No. 1 Effective Date

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.et al.	General Liability	Steadfast Insurance Company BOG9377215-10

CONSOL Energy Inc.et al.	Commercial Automobile Liability	Zurich American Insurance Company BAP 9377207-10

CONSOL Energy Inc.et al.	Workers’ Compensation and Employer’s Liability	Zurich American Insurance Company WC 9377211-10

CONSOL Energy Inc.	Excess Workers’ Compensation & Employer’s Liability (Pennsylvania Only)	ACE American Insurance Company WCL C47193369

CONSOL Energy Inc. (Amvest Operations)	Excess Workers’ Compensation & Employer’s Liability (West Virginia Only)	ACE American Insurance Company WCU C47192936

CONSOL Energy Inc.	Excess U.S. Longshore and Harbor Workers – Workers’ Compensation	ACE American Insurance Company WCL C47192973

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $25 Million Excess Primary	Zurich American Guaranty & Liability Insurance Co. AUC9829583-03

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $25 Million Excess $25 Million	Ironshore (UK) DL616613

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $25 Million Excess $50 Million	Star Indemnity & Liability Co. SISIXNR01094413

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $25 Million Excess $75 Million	XL Insurance Co. PLC (Ireland) IE00015284CI13A

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $15 Million Excess $100 Million	General Security Indemnity Company of Arizona (Scor Re) 149868-1

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $25 Million Excess $115 Million	XL Insurance Ltd. (Bermuda) BM00027453LI13A

CONSOL Energy Inc.et al.	Umbrella Liability –Layer $10 Million Excess $140 Million	Torus Insurance (UK) LTD. DL402813

CONSOL Energy Inc. et al.	Umbrella Liability –Layer $25 Million Excess $150 Million	Liberty Mutual Insurance Europe LTD. DL476813

CONSOL Energy Inc. et al.	Umbrella Liability –Layer $25 Million Excess $175 Million	Ironshore Insurance LTD. IS0001603

CONSOL Energy Inc. et al.	Umbrella Liability –Layer $25 Million Excess $200 Million	Great Lakes Reinsurance (UK) PLC (Munich Re) 059008-01-13

CONSOL Energy Inc. et al.	Umbrella Liability –Layer $25 Million Excess $225 Million	Chartis CAT Excess 26157580

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.

“All Risk” Property

including

Equipment Breakdown, Certified and Non-Certified Terrorism

$1,000,000,000 Limit for Real and Personal Property at aboveground locations

$100,000,000 Limit for Real and Personal Property at underground locations, including underground time element

$1,000,000,000 Flood per Occurrence and Annual Aggregate, except:

Zone A - $75,000,000

Zone V - $10,000,000

Primary ($75,000,000)

Lloyd’s of London DP987913

Chartis

61628216

Zurich American Insurance Company

MNG 5323464-06

Westchester Surplus Lines

Insurance Company

D35895541 008

Ironshore Insurance Ltd.

441923413A

Maiden RE

S5LPY0299306S

Hannover

DP921413

Munich RE America

58106-01-13

Allied World Assurance Company P000599/012

RSUI Indemnity Company

NHT382969

Alterra Insurance Limited

98833-5916-PRMAN-2013

Axis Surplus Insurance Company

EAF753610-13

Aspen Specialty Insurance Company

PRA77XA13

Excess ($25,000,000 x/s $75,000,000)

Chartis

61628216

Zurich American Insurance Company

MNG 5323464-06

Westchester Surplus Lines

Insurance Company

D35895541 008

Validus

AJF091755E13

Scor

2013-10F140860-1

Lloyd’s of London

DP988013

Hannover

DP921513

Munich RE America

58106-01-13

Allied World Assurance Company P000599/012

Arch Reinsurance Ltd.

HHP0016679-04

Aspen Specialty Insurance Company

PXA4DJV10

General Security Indemnity Company of Arizona

2010 10F140860-1

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.	“All Risk” Property including Equipment Breakdown, Certified and Non-Certified Terrorism (continued)

ARCH Bermuda

HHP0016679-07

Aspen Specialty Insurance Company

PXA4DJV13

CPIC

AHAZ05102413C000010Q

One Beacon

795000503

OCIL

P-100123-0713

RSUI Indemnity Company

NHT382969

ACE Bermuda Insurance Ltd.

CONSOL00604P10

Excess ($200,000,000 x/s $100,000,000)

Chartis

61628216

Scor

2013 10F140860-1

Chubb

6566064

Zurich American Insurance Company

MNG 5323464-06

Swiss Re International S.E.

MH74574

Munich Re

8190400013

ACE Bermuda Insurance Ltd.

CONSOL00604P10

Montpelier Reinsurance Ltd.

B13FA71790

RSUI Indemnity Company

NHT382970

CPIC

AHAZ05102413C000010Q

OCIL

P-100123-0713

Sompo Japan

PEP47157F0

Excess ($200,000,000 x/s $300,000,000)

Chartis

61628216

Scor

2013 10F140860-1

Chubb

6566064

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER

Zurich American Insurance Company

MNG 5323464-06

Axis

ENG768260-13

Lloyd’s of London

DP988113

Swiss Re International S.E.

MH74574

Munich Re

8190400013

ACE Bermuda Insurance Ltd.

CONSOL00604P10

CPIC

AHAZ05102413C000010Q

OCIL

P-100123-0713

Excess ($500,000,000 x/s $500,000,000)

Chartis

61628216

Axis

ENG768260-13

ARCH Bermuda

HHP0016679-07

RSUI Indemnity Company

NHT382971

Aspen Specialty Insurance Company

PSAAARE13

Hannover

DP921613

Swiss Re International S.E.

MH74574

Munich Re

8190400013

Alterra Insurance Limited

98833-5916-PRMAN-2013

Ironshore Insurance Ltd.

441923413B

Allied World Assurance Company P000599/012

ACE Bermuda Insurance Ltd.

CONSOL00604P10

Houston Casualty

H13-TP10242-00

CPIC

AHAZ05102413C000010Q

CONSOL Energy Inc. and subsidiaries	Jurisdictional Boiler Inspection	ARISE Boiler Inspection & Insurance Company, RRG 151068

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.	All Risk Property Certified and Non-Certified Terrorism Gap Coverage	Global Excess Partners & Talbot Underwriting Services GEP-T0031 AFY168528A13 AFC168529A13 AFN168530A13 AFK168531A13 GEP-T0032

CNX Gas Company LLC	Control of Well—$40,000,000 Combined Single Limit plus $2,000,000 Care, Custody, and Control Limit	Lloyd’s of London 31343T12AA

CONSOL Energy Inc.	Marine Package, including Hull and Machinery, Protection and Indemnity, Landing Owners, Ship Owners, Terminal Operator, and Special Jones Act	Navigators Insurance Co. – 50% NY13CFT7000201QT Allianz AGCS Global – 30% OHL92007616 Starr Indemnity & Liability – 20% MASIHCH00017613

CONSOL Energy Inc.	Pollution Marine Liability	Water Quality Insurance 44-50943

CONSOL Energy Inc.	Excess Marine Liability –Layer $9 Million Excess Primary	Navigators Insurance Co. – 75% NY13LIA00063301 Starr Indemnity & Liability – 25% MASILCH00019313

CONSOL Energy Inc.	Excess Marine Liability –Layer $10 Million	Navigators Insurance Co. – 50% NY13LIA00063302 Starr Indemnity & Liability – 50% MASILCH00019413

CONSOL Energy Inc.	Excess Marine Liability –Layer $30 Million	Navigators Insurance Co. – 50% NY13LIA00063303 Starr Indemnity & Liability – 50% MASILCH00019513

CONSOL Energy Inc.	Excess Marine Liability –Layer $50 Million	Allianz AGCS Global Marine – 50% OXL 92007617 Prosight Specialty Insurance – 50% ML201300000930

CONSOL Energy Inc.	Excess Marine Liability –Layer $50 Million	Navigators Insurance Co. – 45.5% NY13LIA00063304 Starr Indemnity & Liability –30% MASILCH00019613 Allianz AGCS Global Marine – 24.5% OXL 92007618

CONSOL Energy Inc.	Directors & Officers Liability – Primary	Arch Insurance Company DOP0046310-01

CONSOL Energy Inc.	Directors & Officers Liability – First Excess	Zurich American Insurance Company DOC5246274-08

NAMED INSURED	COVERAGE	CARRIER POLICY NUMBER
CONSOL Energy Inc.	Directors & Officers Liability – Second Excess	Travelers Casualty & Surety Co. of America 105685072

CONSOL Energy Inc.	Directors & Officers Liability – Third Excess	National Union Fire Ins. Co of Pgh PA 012777217

CONSOL Energy Inc.	Directors & Officers Liability – Fourth Excess	Axis Insurance Company MNN755218012012

CONSOL Energy Inc.	Directors & Officers Liability – Fifth Excess	Everest National Insurance Company SC5ED00109121

CONSOL Energy Inc.	Directors & Officers Liability – Sixth Excess	Continental Casualty Company 425222215

CONSOL Energy Inc.	Directors & Officers Liability – Seventh Excess	Freedom Specialty Insurance Co. XMF1200134

CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Eighth Excess	Federal Insurance Company 8210-7681

CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Ninth Excess	XL Specialty Insurance Company ELU12732812

CONSOL Energy Inc.	Side A DIC Directors & Officers Liability – Tenth Excess	ACE American Insurance Company DOXG24573722004

CONSOL Energy Inc.	Fiduciary Liability	Axis Insurance Company MNN769727012012

CONSOL Energy Inc.	Excess Fiduciary Liability	Travelers Casualty & Surety Co. of America 105843491

CONSOL Energy Inc.	Special Risk Coverage	Federal Insurance Company 8211 3019

CONSOL Energy Inc.	Blanket Crime	National Union Fire Ins. Co of Pgh PA 012105463

CONSOL Energy Inc.et al.	Employment Practices Liability with Omnibus Leaders Preferred Endorsement	Arch Insurance Company EPL004071402

CONSOL Energy Inc.	Excess Employment Practices Liability	Travelers Casualty & Surety Co. of America 105685079

Vaughan Railroad Company	Railroad Liability	Steadfast Insurance Company SCC288906714

SCHEDULE 8.1.14 — ASSETS EXCLUDED FROM LIENS

Updated as of the Amendment No. 1 Effective Date

The following assets shall not serve as Collateral and will not be encumbered by a Lien in favor of the Collateral Trustees or any Secured Party:

I. EQUITY INTERESTS:

A.	All shares, partnership, membership and other interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) the equity of the following (collectively, “Capital Stock”):

1.	All Excluded Subsidiaries (other than CNX Gas and Foreign Subsidiaries);

2.	All Subsidiaries whose Capital Stock is owned by a Foreign Subsidiary;

3.	Capital Stock representing (i) thirty-five percent (35%) of all Foreign Subsidiaries whose Capital Stock is held by the Borrower or other Subsidiaries of the Borrower who are not Foreign Subsidiaries; and (ii) one hundred percent (100%) of CONSOL Energy Canada Ltd.; and

4.	Any Capital Stock in any entity that is not a direct or indirect Subsidiary of the Borrower or any other Loan Party.

II. REAL ESTATE AND MINING ASSETS:

A.	Any rights, title, and interests in and to any coal mines not located within the United States of America; and

B.	Any rights, title, and interests in and to the following coal reserves:

1.	Those certain coal reserves located in Clinton County, IN and Union County, KY, more commonly known as the Clinton Reserve, the Hamilton I Reserve, Hamilton 2 Reserve, and Towhead Island Reserve;

2.	Any real property interests and coal reserves not located within the United States of America; and

3.	Any coal reserves that individually, as of the Closing Date, have less than 45 million tons of recoverable coal, unless such coal reserves are subject to a prior Lien securing obligations outstanding under the 2007 Credit Agreement.

C.	Any rights, title, and interests in and to any real property interests and improvements (whether owned or leased) acquired by a Loan Party after the closing date of the 2007 Credit Agreement having a market value individually, in the reasonable judgment of Borrower, of less than the Threshold Amount, excluding any assets re-acquired after June 27, 2007 following a disposition after June 27, 2007.

D.	Any rights, title, and interests in and to the Baltimore Dock Facility.

E.	Any rights, title, and interests in and to “fixtures” on, and “As-Extracted” property from, any of the assets listed in Section (II)(A) through (D) above.

F.	Except for those properties subject, as of the Closing Date, to a prior Lien securing obligations outstanding under the 2007 Credit Agreement, all surface rights of the Loan Parties owned as of the Closing Date in real property interests and improvements, whether owned or leased, having a fair market value individually, in the reasonable judgment of the Borrower, of less than the Threshold Amount.

G.	Any rights, title and interests (including any leasehold interest) in and to the Borrower’s headquarters building and associated real estate located at CNX Center, 1000 CONSOL Energy Drive, Canonsburg, Pennsylvania, 15317 and associated real estate located in Southpointe Two, Lots Two through Six, Canonsburg, Pennsylvania.

H.	Any rights, title and interest in and to the Borrower’s research and development facility and associated real estate located in Library, Pennsylvania.

I.	Any sublease, or any guaranty thereof, in each case, which is subject to a Permitted Lien described in clause (xxiv) of the definition of Permitted Liens.

III. OTHER ASSETS: Any rights, title and interests in and to:

A.	All titled assets including, without limitation, automobiles, trucks and other road vehicles now or hereafter owned or leased by the Loan Parties.

B.	All locomotives, rail cars and rolling stock now or hereafter owned or leased by the Loan Parties.

C.	The Loan Parties’ timber to be cut other than to the extent encumbered by any Mortgage.

D.	Any patents, trademarks, trade names or copyrights other than the Intellectual Property Collateral.

E.	Any stock or assets, other than capital stock of CNX Gas, acquired after the closing date of the 2007 Credit Agreement in a Permitted Acquisition under the Credit Agreement or the 2007 Credit Agreement, excluding any assets re-acquired after June 27, 2007 following a disposition after June 27, 2007.

F.	Any asset released pursuant to Section 6 of the Collateral Trust Agreement (or the equivalent provision of any predecessor agreement thereto).

IV. RECEIVABLES: Any rights, title and interests in and to:

A.	Each Receivable of any Loan Party that has been transferred to (or subject to a security interest in favor of) CNX Funding, pursuant to the Permitted Receivables Financing;

B.	All rights to, but not the obligations under, all Related Security;

C.	All monies due or to become due with respect to any of the foregoing set forth in clauses A and B above;

D.	All books and records related to any of the foregoing set forth in clauses A and B above;

E.	All collections and other Proceeds (as defined in the Uniform Commercial Code) of any of the foregoing set forth in clauses A and B above that are or were received by any Loan Party on or after March 31, 2003, including without limitation, all funds which either are received by such Loan Party, CNX Funding or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that such Loan Party or Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables.

For purposes of this Section IV, the following terms shall have the following meanings:

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

“Receivable” means any indebtedness and other obligations owed to CNX Funding (as assignee of the applicable Loan Party), or to the applicable Loan Party, or any right of CNX Funding or the applicable Loan Party to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the applicable Loan Party, and includes the obligation to pay any finance charges, fees and other charges with respect thereto.

“Related Security” means, with respect to any Receivable:

a.	all of CNX Funding’s and the Loan Parties’ interests in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable,

b.	all instruments and chattel paper that may evidence such Receivable,

c.	all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto, and

d.	all of CNX Funding’s and the Loan Parties’ rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.

“Servicer” means the Borrower, as servicer under the Receivables Purchase Agreement, together with its successors and permitted assigns in such capacity.

V. MANUFACTURED (MOBILE) HOMES: Any right, title and interests in and to any Manufactured (Mobile) Home (as defined in the applicable flood laws).

Schedule 8.1.16

Consol Post-Closing Matters

A.	Real Estate Closing Deliverables. As promptly as reasonably practicable after the Closing Date, the Borrower or applicable Loan Party shall deliver or cause to be delivered the following documents:

(x) with respect to each Mortgage that encumbers a lease that is set forth on Annex I hereto (each, a “Retained Lease”), each in form and substance reasonably satisfactory to the Administrative Agent:

1.	A copy of the applicable landlord consent, together with a copy of a fully executed lease assignment from the lessee under the Retained Lease as of the Closing Date (the “Current Lessee”) to the new Loan Party (the “New Lessee”), evidencing that the Current Lessee assigns its interest under the Retained Lease to the New Lessee;

2.	A fully executed assumption agreement to the applicable Mortgage, or other document satisfactory to the Administrative Agent, evidencing that the New Lessee assumes the obligations of the Current Lessee under the Mortgage;

3.	With respect to Mortgages in Pennsylvania, Virginia, and West Virginia, an opinion of counsel regarding due authorization, execution, delivery and enforceability of the Mortgage, as affected by the assumption agreement;

4.	Such other documentation as the Administrative Agent may reasonably request in connection with the foregoing; and

(y) As-extracted UCC filings to the extent required by the Administrative Agent.

Annex I to Schedule 8.1.16

Lease reference	Agreement #	Jurisdiction	Common Name of Mine (s)
Northfolk Southern	Many	Buchanan County, VA	Buchanan Mine, Hurricane Branch Reserve
		McDowell County, WV	Amonate Mine

		Monongalia County, WV	Blacksville Mine #2, Blacksville Mine #3, Loveridge Mine, St. Cloud Reserve , St. Leo Reserve

Berwind Lease	614001	Tazewell County, VA McDowell County, WV	Amonate Mine Amonate Mine

Georgia Monk	018208/614002	Tazewell County, VA McDowell County, WV	Amonate Mine Amonate Mine

Albert Peery, et al.	018211/614013	Tazewell County, VA McDowell County, WV	Amonate Mine Amonate Mine

WPP Lease	705068	Marion County, WV Harrison County, WV Wetzel County, WV	Robinson Run Robinson Run Robinson Run

Mid- Allegheny	359001	Marion County, WV Marshall County, WV Wetzel County, WV	Mid- Allegheny Mid- Allegheny Mid- Allegheny

EXHIBIT 8.3.4

QUARTERLY COMPLIANCE CERTIFICATE

                    ,

PNC Bank, National Association, as Administrative Agent

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Ladies and Gentlemen:

I refer to the Amended and Restated Credit Agreement dated as of April 12, 2011, as amended by Amendment No. 1, dated as of December [ ], 2013 (as hereafter modified, amended, supplemented or restated from time to time, the “Credit Agreement”) among CONSOL Energy Inc. (the “Borrower”), the Guarantors set forth therein, the Lenders set forth therein, PNC Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as the syndication agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. References herein to Sections of the Credit Agreement are qualified, in their entirety, by the applicable provisions of the Section of the Credit Agreement so referred to and together with all related provisions and definitions referred to in such Section or incorporated therein.

I,                     , [Chief Financial Officer / Treasurer] of the Borrower, do hereby certify on behalf of the Borrower as of the quarter / year ended                     ,         (the “Report Date”), as follows:

9. I. Leverage Ratio. The ratio of (a) Financial Covenant Debt (after giving effect to all incurrences and repayments of Financial Covenant Debt on the Report Date) to (b) Consolidated EBITDA for the latest period of four fiscal quarter is              to 1.0 (insert ratio from Item 1(c), below) as of the Report Date.

A. Financial Covenant Debt for the Loan Parties is determined as the difference between amount (A) and amount (B) reduced by amount (C) determined below, as follows:

(i)	indebtedness for borrowed money	$

(ii)	obligations evidenced by notes, bonds, debentures or similar instruments or that bear interest	$

(iii)	reimbursement and other obligations with respect to letters of credit and bankers’ acceptances, whether or not matured	$

Exhibit 8.3.4-3

(iv)	indebtedness for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and payable in accordance with customary practices that are not overdue for more than 90 days unless contested in good faith and by appropriate proceedings if adequate reserves in accordance with GAAP have been established and accrued expenses incurred in the ordinary course of business)	$

(v)	indebtedness created or arising under conditional sale and other title retention agreements with respect to property acquired (even though the rights and remedies of the seller or limited to repossession lender under such agreement in the event of default are or sale of such property)	$

(vi)	obligations under capital leases (other than advance royalties under a mineral lease)	$

(vii)	obligations to purchase, redeem, retire, defease or otherwise acquire for value any capital stock, other equity interest valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends	$

(viii)	reimbursement obligations, to the extent not included in clause (iii) above, under standby letters of credit (whether or not issued under the Credit Agreement)	$

(ix)	non-contingent reimbursement obligations, to the extent not included in clause (iii) above, or other matured obligations with respect to Indebtedness of the type specified in clause (iii) above	$

(x)	the sum (without duplication) of items (i) through (ix) equals amount (A)	$

(xi)	obligations under undrawn standby letters of credit (whether or not issued under the Credit Agreement) issued with respect to performance obligations under sales contracts, performance obligations with respect to mine reclamation, performance obligations relating to black lung benefit liabilities and performance obligations relating to workers compensation and other employee benefit liabilities (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$

(xii)	obligations under each other letter of credit in respect of which any Loan Party has provided Letter of Credit Support, but only in an amount equal to such Letter of Credit Support (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$

Exhibit 8.3.4-4

(xiii)	obligations in respect of advance royalty commitments (but only to the extent that the foregoing is included in the amount determined under amount (A) above)	$

(xiv)	the sum (without duplication) of items (xi) through (xiii) equals amount (B)	$

(xv)	Cash On Hand equals amount (C)	$

(xvi)	the difference between amount (A) (from item (x) above) and amount (B) (from item (xiv) above) reduced by amount (C) (from item (xv) above) equals Financial Covenant Debt	$

Consolidated EBITDA of the Loan Parties and CNX Funding as of the Report Date, consolidated and combined in accordance with GAAP:1

(i)	Consolidated Net Income (or loss)	$

(ii)	non-cash compensation expenses related to common stock and other equity securities issued to employees	$

(iii)	extraordinary gains and losses gains or losses on discontinued operations	$

(iv)	gains or losses on discontinued operations	$

(v)	item (i) minus the sum of items (ii) through (iv) equals adjusted Consolidated Net Income	$

(vi)	interest expense (net of interest income) (to the extent deducted in determining item (i) above)	$

(vii)	income tax expense (to the extent deducted in determining item (i) above)	$

(viii)	depreciation (to the extent deducted in determining item (i) above)	$

(ix)	depletion (to the extent deducted in determining item (i) above)	$

(x)	amortization of property, plant, equipment and intangibles (to the extent deducted in determining item (i) above)	$

[1]	Consolidated EBITDA shall be calculated on a Pro Forma Basis.

Exhibit 8.3.4-5

(xi)	non-cash debt extinguishment costs (to the extent deducted in determining item (i) above)	$

(xii)	non-cash charges due to cumulative effects of changes to accounting principles (to the extent deducted in determining item (i) above)	$

(xiii)	non-recurring transaction costs expensed ( in accordance with GAAP) by the Loan Parties in connection with the CCC Transaction of up to $85,000,000	$

(xiv)

cash dividends or distributions received from Excluded Subsidiaries and Affiliates that are not Loan Parties excluding (i) any cash dividends or distributions received from CNX Gas or any of its Subsidiaries

(whether in the form of dividends, distributions, loans, advances or otherwise) and (y) any cash dividends or distributions received in connection with a Permitted Gas Properties Disposition that are used for a distribution or dividend by the Borrower

$

(xv)	the sum of items (v) through (xiv), inclusive, equals Consolidated EBITDA	$

Item I(A)(xvi) divided by Item I(B)(xv) equals the Leverage Ratio              to 1.0

10. II. Minimum Interest Coverage Ratio. (Section 8.2.16 of the Credit Agreement) The ratio of (A) Consolidated EBITDA to (B) Consolidated Cash Interest Expense2 of the Loan Parties and CNX Funding is              to 1.0 (insert from Item II(c) below) as of the Report Date, in each case, for the latest period of four fiscal quarters ended prior to the Report Date, which is not less than the permitted ratio of              to 1.0 (insert ratio from table below based on the applicable Period).

Period	Ratio
Amendment No. 1 Effective Date to March 30, 2015	1.50 to 1.0
March 30, 2015 and thereafter	2.00 to 1.0

A. Calculation of amount (A)—Consolidated EBITDA (insert from item I(B)(xv) above):	$

[2]	Consolidated Cash Interest Expense shall be calculated on a Pro Forma Basis.

Exhibit 8.3.4-6

B. Calculation of amount (B)—Consolidated Cash Interest Expense of the Loan Parties and CNX Funding as of the Report Date for the four fiscal quarters then ended consolidated in accordance with GAAP

(i)	interest expense (in each case required in accordance with the terms of the note, instrument or other agreement applicable thereto to be payable in cash, other than to the extent the borrower thereunder has elected to pay such interest in kind)

C.	Item 2(A) divided by Item 2(B)(i) equals the Interest Coverage Ratio	to 1.0

III. Maximum Senior Secured Leverage Ratio. (Section 8.2.17 of the Credit Agreement) The ratio of (A) Secured Debt (after giving effect to all incurrences and repayment of Financial Covenant Debt occurring on the Report Date) to (B) Consolidated EBITDA of the Loan Parties for the latest period of four fiscal quarters ended prior to the Report Date is             to 1.0 (insert from Item III(C) below) as of the Report Date, which is not greater than the permitted ratio of 2.0 to 1.0.

A. Secured Debt (determined as of the end of the fiscal quarter of the Borrower ending as of the Report Date) for the Loan Parties is determined as amount (A) reduced by amount (B), as follows:

(i)	Financial Covenant Debt (A) (insert from Item I(A)(xvi) above)	$

(ii)	Indebtedness that is not secured by a Lien equals amount (B)	$

(iii)	amount (A) reduced by amount (B) above equals Secured Debt	$

B.	Calculation of amount (B)—Consolidated EBITDA (insert from Item 1(b)(xv) above):	$

C.	Item 3(a) divided by Item 3(b) equals the Senior Secured Leverage Ratio		to 1.0

IV. Limitations on Other Investments (Section 8.2.4(vi)—(viii) of the Credit Agreement). As of the Report Date, the aggregate amount of Investments made by the Loan Parties in all Persons (other than the Loan Parties) other than those described in clauses (i) through (v) and (ix) through (xv) of Section 8.2.4 of the Credit Agreement consists of (A) Investments (pursuant to Section 8.2.4(vi) of the Credit Agreement) in the form of cash, unpaid loans or advances from the Loan Parties that equal $            3 in the aggregate at

[3]

For purposes of calculating the outstanding aggregate amount of such Investments, including Guaranties described in clause (v) of Section 8.2.3 of the Credit Agreement, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and any payment under any Guaranty permitted by Section 8.2.3(vi) of the Credit Agreement shall reduce the amount of Investments permitted by Section 8.2.4(vi) of the Credit agreement.

Exhibit 8.3.4-7

such time, which amount, plus $            (without duplication, the amount of Guaranties permitted pursuant to Section 8.2.3(v) of the Credit Agreement at such time) does not exceed $850,000,000, (B) Non-Strategic Assets, and (C) Investments in the form of non-cash assets, where the fair market value of such assets plus (without duplication) all sales, transfers, and dispositions of assets under Section 8.2.7(viii) of the Credit Agreement, for the period from the Closing Date through and including the Report Date equals $            , which amount does not exceed the $250,000,000 in the aggregate permitted under Section 8.2.4(viii) of the Credit Agreement.

V. Limitations on Guaranties (Section 8.2.3(v) of the Credit Agreement). As of the Report Date, the aggregate amount of Guaranties by any Loan Party (permitted pursuant to Section 8.2.3(v) of the Credit Agreement), other than those specifically excepted pursuant to other clauses of Section 8.2.3 of the Credit Agreement, for outstanding obligations (whether contingent or otherwise) equals $            4, at such time, which amount, plus $            (without duplication, the amount of Investments permitted pursuant to Section 8.2.4(vi) of the Credit Agreement at such time, as set forth in item 4(A) above), does not exceed $850,000,000.

[Complete the following section 6 only for Compliance Certificates submitted for each fiscal quarter in which any sale, transfer or lease of assets has occurred.]

VI. Notification of Sale, Transfer or Lease of Assets (Section 8.2.7(viii) of the Credit Agreement). As of the Report Date, a sale, transfer or lease of assets pursuant to Section 8.2.7(viii) has occurred as is set forth in more detail on an attachment hereto.

VII. Loans and Advances to Employees (Section 8.2.4(ii)(b) of the Credit Agreement). As of the Report Date, the aggregate amount of loans and advances to employees made pursuant to Section 8.2.4(ii) of the Credit Agreement is $            , which amount does not exceed $5,000,000.

[4]	For purposes of calculating the outstanding aggregate amount of such Guaranties, including Investments described in clause (vi) of Section 8.2.4 of the Credit Agreement, such aggregate amount shall be reduced by the aggregate amount of any quantifiable rebate, dividend, return, or other financial benefit received by such Loan Party with respect to such Investments and Guaranties for the period from the Closing Date through and including the date of determination and any payment under any Guaranty permitted by Section 8.2.4(vi) of the Credit Agreement shall reduce the amount of Guaranties permitted by Section 8.2.3(v) of the Credit Agreement.

Exhibit 8.3.4-8

[Complete the following sections 8 and 9 only for Compliance Certificates submitted at the end of the fiscal year.]

VIII. Limitations on Indebtedness (Section 8.2.1(iii),(vii) and (viii) of the Credit Agreement).

A. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (vii) of the definition of Permitted Liens and Permitted Refinancings of such Indebtedness in the Credit Agreement is $            5, which amount does not exceed $250,000,000 at any time outstanding as permitted pursuant to Section 8.2.1(iii) of the Credit Agreement.

B. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xii) of the definition of Permitted Liens is $            , which amount does not exceed $250,000,000 at any time as permitted pursuant to Section 8.2.1(vii) of the Credit Agreement.

C. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xxii) of the definition of Permitted Liens is $            , which amount does not exceed $150,000,000 at any time as permitted pursuant to Section 8.2.1(vii) of the Credit Agreement.

D. As of the Report Date, the aggregate amount of Indebtedness secured by a Lien permitted by clause (xv) of the definition of Permitted Liens is $            , which amount does not exceed $50,000,000 at any time as permitted pursuant to Section 8.2.1(viii) of the Credit Agreement.

IX. Limitations on Dispositions of Assets (Section 8.2.7(iv), (viii) of the Credit Agreement). As of the Report Date:

A. the fair market value of all Dispositions pursuant to Section 8.2.7(iv) of the Credit Agreement equals $            for the fiscal year ended as of the Report Date, which amount shall not exceed $250,000,000 in any given fiscal year (including any options or rights of first refusal granted during such fiscal year if such option or right of first refusal is not cancelled, expired or otherwise terminated in the same fiscal year in which it is granted); and

B. the Net Cash Proceeds from all Dispositions of assets (other than those specifically excepted pursuant to clauses (i) through (vii) or (ix) through (xiii) of Section 8.2.7 of the Credit Agreement) calculated for the period from the Closing Date through and including the Report Date (including any options or rights of first refusal granted

[5]	Excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P) of the Credit Agreement.

Exhibit 8.3.4-9

during such period if such option or right of first refusal is not cancelled, expired or otherwise terminated in the same fiscal year in which it is granted), equals an aggregate amount of $            , as permitted pursuant to Section 8.2.7(viii) of the Credit Agreement, plus (without duplication) the fair market value of assets contributed in the form of Investments pursuant to Section 8.2.4(viii) of the Credit Agreement subsequent to the Original Closing Date equals $            , which amount does not exceed an aggregate amount of $250,000,000.

X. [Insert if Applicable: Except as certified to the Administrative Agent and the Lenders pursuant to Section 8.3.5 of the Credit Agreement,] The representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of this date with the same effect as though such representations and warranties have been made on and as of the date hereof (except representations and warranties that expressly relate solely to an earlier date or time).

XI. [Insert if Applicable: Except as certified to the Administrative Agent and the Lenders pursuant to Section 8.3.5 of the Credit Agreement,] No Event of Default or Potential Default exists and is continuing as of the date hereof.

Set forth on Exhibit A attached hereto is a description of each Swap Agreement to which any Loan Party is a party, all of which are Specified Swap Agreements.

Exhibit 8.3.4-10

IN WITNESS WHEREOF, the undersigned has executed this Certificate this             day of             ,             .

By:
Name:
Title:

Exhibit 8.3.4-11

EXHIBIT C

AMENDED AND RESTATED CONTINUINGA

GREEMENT OF GUARANTY AND SURETYSHIP

This Amended and Restated Continuing Agreement of Guaranty and Suretyship (this “Guaranty”), dated as of this 7th day of May, 2010, as amended as of December 5, 2013, is jointly and severally given by each of the UNDERSIGNED and each of the other Persons which become Guarantors hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders, as defined below (the “Administrative Agent”), in connection with that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among, CONSOL Energy Inc., a Delaware corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Administrative Agent, Bank of America, N.A. as Syndication Agent, and the Lenders now or hereafter party thereto (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty.

1. Guarantied Obligations. To induce the Administrative Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Administrative Agent and each Lender, and becomes surety, as though it was a primary obligor for, the full, strict and indefeasible payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of: (~~a~~i) all Obligations, including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Borrower or any other Guarantor to the Administrative Agent or any of the Lenders, under or in connection with the Credit Agreement ~~or~~, any other Loan Document or any Specified Swap Agreement or Other Lender Provided Financial Service Product, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to any of the Loan Parties or that would have arisen or accrued but for the commencement of such proceeding (including without limitation, interest after default), even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents or any Specified Swap Agreement or Other Lender Provided Financial Service Product, from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents ~~or~~, any Specified Swap Agreement or Other Lender Provided Financial Service Product, or are made in circumstances in which any condition to extension of credit is not satisfied), (~~b~~ii) any obligation or liability of any of the Loan Parties arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Administrative

Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Administrative Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (~~c~~iii) any amendments, extensions, renewals and increases of or to any of the foregoing (all of the foregoing obligations, liabilities and indebtedness, subject to the proviso in this sentence, are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”); provided that, with respect to each Guarantor, the Guarantied Obligations shall exclude any Excluded Swap Obligations. Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Administrative Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assigns or otherwise transfers all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person as provided by the Loan Documents ~~or~~; by the Specified Swap Agreements or by the Other Lender Provided Financial Service Products. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows:

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations when due and payable, after the expiration of any applicable cure periods, immediately upon demand of the Administrative Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in U.S. Dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature. Each Guarantor further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that ~~nay~~any resort be had by the Administrative Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Lender in favor of any Borrower or any other person.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Lender, the Administrative Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity, except for, and to the extent of, payment and performance of the Guaranteed Obligations. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents ~~and~~, the Specified Swap Agreements and the Other Lender Provided Financial Service Products. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products, or any rights of the Administrative Agent or the Lenders or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of the Guarantied Obligations (whether or not contemplated by the Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Administrative Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guarantied Obligations, other than, and to the extent of, payment and performance of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 8.2.9 of the Credit Agreement and each Guarantor affirms that its obligations shall continue hereunder undiminished.

4. Waivers, etc. Each of the Guarantors hereby waives any defense to (other than, and to the extent of, the defense of prior payment and performance of the Guarantied Obligations) or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) Except as may be expressly contemplated by the Credit Agreement or the other Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products, all notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document ~~or~~, Specified Swap ~~Agreement~~Agreements or Other Lender Provided Financial Service Products, and any requirement that any Guarantor receive notice of any such acceptance;

(c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Administrative Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) Any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon Payment In Full, and provided that none of the other obligations referred to in Section 1(~~b~~ii) hereof are then in default, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or the Administrative Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing. The obligations of the Guarantors under this Section 5 shall survive termination of this Guaranty.

6. Subrogation. Each Guarantor waives and agrees that it will not exercise any rights against the Borrower or any other Guarantor arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until Payment In Full. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any of the Guarantors hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Paragraph) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

(b) Payment of Other Taxes by any Guarantor. Without limiting the provisions of paragraph (a) above, each Guarantor shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

(c) Indemnification by the Guarantors. Each Guarantor shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Paragraph) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to such Guarantor by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d) Certificate. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to an Official Body, such Guarantor shall deliver to the Administrative Agent, the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Tax Provisions Incorporated By Reference. Notwithstanding the foregoing, with respect to any and all payments by or on account of any obligation of the Guarantors hereunder, the provisions of Section 5.9 [Taxes] of the Credit Agreement are cross-referenced, incorporated herein and shall apply to the Administrative Agent, each Lender, Issuing Lender and any Guarantor as if such Guarantor is, in fact, the Borrower; provided, however, that no Guarantor shall have any obligation under this Section 8 [Taxes] in excess of such Guarantor’s Guarantied Obligations.

9. Intentionally Deleted.

10. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to, or in a Guarantor Joinder given under, the Credit Agreement and in the manner provided in Section 11.5.1 [Notices Generally] of the Credit Agreement. The Administrative Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

11. Counterparts; Telecopy Signatures. This Guaranty may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Administrative Agent) shall be effective as delivery of a manually executed signature page to this Guaranty.

12. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Administrative Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Administrative Agent, or any subsidiary or affiliate of any Lender or the Administrative Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or any Lender or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Administrative Agent or any of the Lenders. The rights of the Administrative Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Administrative Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document ~~or~~, Specified Swap ~~Agreement~~Agreements or Other Lender Provided Financial Service Products shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Administrative Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the Administrative Agent or any of the Lenders and any holder of a participation ~~(to the extent that such participant has agreed in writing to be bound by the provisions of Section 5.3 of the Credit Agreement)~~ in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Administrative Agent and the Lenders as provided in this Section (regardless whether such affiliate or participant otherwise would be deemed a creditor of any Guarantor).

(b) Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of the Borrower, such amount shall be held in trust for the benefit of each Lender and the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guarantied Obligations when due and payable.

13. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the Lenders, or any of them, and their successors and assigns except that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Without limitation of the foregoing, the Administrative Agent and the Lenders, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other Person as provided and permitted by the Credit Agreement and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents ~~or~~, Specified Swap Agreements or Other Lender Provided Financial Service Products) shall be and remain Guarantied Obligations entitled ~~to~~ the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Lenders in this Guaranty or otherwise.

15. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAVIER OF JURY TRIAL.

(i) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND

ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(ii) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(iii) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16. Severability; Modification to Conform to Law.

(a) The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding ~~subsection~~Subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Administrative Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents ~~and~~, the Specified Swap Agreements and the Other Lender Provided Financial Service Products and the value of the benefits described in Section 19(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents ~~or~~, the Specified Swap Agreements or Other Lender Provided Financial Service Products, or

(ii) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

17. Additional Guarantors. At any time after the initial execution and delivery of this Guaranty to the Administrative Agent and the Lenders, additional Persons may become parties to this Guaranty and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Administrative Agent and the Lenders a Guarantor Joinder pursuant to the Credit Agreement. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

18. Joint and Several Obligations. The obligations and additional liabilities of each and every Guarantor under this Guaranty are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Guarantied Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Administrative Agent and the Lenders to make the Loans, and that the Administrative Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and the Administrative Agent hereby reserve all rights against each Guarantor.

19. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents ~~and~~, any Specified Swap Agreement and any Other Lender Provided Financial Service Product, and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents to the extent applicable to such Guarantor.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

20. Release of Guarantor. In the event that all of the capital stock or other ownership interests of any Guarantor is sold or otherwise disposed of or liquidated and, if required, the consent of the Administrative Agent (as contemplated by Section 10.10 of the Credit Agreement) or the Lenders (as contemplated by Section 11.1.3 of the Credit Agreement), has been obtained, or if such Guarantor is to be dissolved as permitted under the Credit Agreement, such Guarantor shall, upon consummation of such sale or other disposition, or immediately prior to such dissolution, be released from this Guaranty automatically and without further action, and this Guaranty shall, as to such Guarantor, terminate and have no further force or effect. In connection with the merger of the Guarantor into another Loan Party, this Guaranty will be assumed (as a matter of law) by such other Loan Party and will, together with any Guaranty of the Guarantied Obligations by such other Loan Party, constitute a single Guaranty.

21. Amendment and Restatement; No Novation. This Guaranty amends and restates that certain Continuing Agreement of Guaranty and dated as of June 30, 2004 given by the guarantors thereto (“Prior Guaranty”). This Guaranty is not intended to constitute, and does not constitute, an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations or liabilities represented by the Prior Guaranty. This Guaranty is entitled to all of the rights and benefits originally pertaining to the Prior Guaranty and such rights as such rights and benefits may have been amended as provided in the Credit Agreement.

22. Keepwell. Each Qualified Eligible Contract Participant Guarantor (as defined below) at the time the guarantee under this Guaranty by any Specified Guarantor (as defined below), or the grant by such Guarantor of a security interest to secure such guarantee, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Guarantor with respect to such Swap Obligation as may be needed by such Specified Guarantor from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified Eligible Contract Participant Guarantor’s obligations and undertakings under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified Eligible Contract Participant Guarantor under this Section shall remain in full force and effect until Payment in Full. Each Qualified Eligible Contract Participant Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Guarantor for all purposes of the Commodity Exchange Act. For purposes hereof (i) “Qualified Eligible Contract Participant Guarantor” shall mean, at any time, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act and (ii) “Specified Guarantor” shall mean any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to this Section 22).

23. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision.

(b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Administrative Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Lender and the Administrative Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney’s fees, incurred by the Administrative Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and the Administrative Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or the Administrative Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or the Administrative Agent (i) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (ii) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; (iii) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or the Administrative Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Administrative Agent or any Lender of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty and the Credit Agreement supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto and relating to the transactions provided for herein and therein.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Administrative Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[SIGNATURE PAGES FOLLOW]

EXHIBIT C

[SIGNATURE PAGE—AMENDED AND RESTATED CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

GUARANTORS:

CONSOL ENERGY HOLDINGS LLC VI CONSOL GAS COMPANY

By:
John M. Reilly, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

TERRY EAGLE LIMITED PARTNERSHIP

By:	TECPART Corporation, a general partner

By:
Name: John M. Reilly Title: Treasurer

By:	TEAGLE Company, L.L.C., a general partner

By:
Name: John M. Reilly Title: Treasurer

EXHIBIT C

[SIGNATURE PAGE—AMENDED AND RESTATED CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

GUARANTORS:

AMVEST COAL & RAIL, L.L.C.

AMVEST COAL SALES, INC.

AMVEST CORPORATION

AMVEST GAS RESOURCES, INC.

AMVEST MINERAL SERVICES, INC.

AMVEST MINERALS COMPANY, L.L.C.

AMVEST OIL & GAS, INC.

AMVEST WEST VIRGINIA COAL, L.L.C.

BRAXTON-CLAY LAND & MINERAL, INC.

CNX LAND LLC

CNX LAND RESOURCES INC.

CNX MARINE TERMINALS INC.

CNX RCPC LLC

CONSOL AMONATE FACILITY LLC

CONSOL AMONATE MINING COMPANY LLC

CONSOL BUCHANAN MINING COMPANY LLC

CONSOL ENERGY SALES COMPANY

CONSOL MINING COMPANY LLC

CONSOL MINING HOLDING COMPANY LLC

CONSOL OF CANADA INC.

CONSOL OF CENTRAL PENNSYLVANIA LLC

CONSOL OF KENTUCKY INC.

CONSOL OF OHIO LLC

CONSOL OF WV LLC

CONSOL OF WYOMING LLC

CONSOL PENNSYLVANIA COAL COMPANY LLC

FOLA COAL COMPANY, L.L.C.

GLAMORGAN COAL COMPANY, L.L.C.

LEATHERWOOD, INC.

LITTLE EAGLE COAL COMPANY, L.L.C.

~~MON RIVER TOWING, INC.~~

MTB INC.

NICHOLAS-CLAY LAND & MINERAL, INC.

PANDA BAMBOO HOLDINGS, INC.

PAROS CORP.

PETERS CREEK MINERAL SERVICES, INC.

R&PCC LLC

RESERVE COAL PROPERTIES COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

TEAGLE COMPANY, L.L.C.

TECPART CORPORATION

TERRA FIRMA COMPANY

TERRY EAGLE COAL COMPANY, L.L.C.

VAUGHAN RAILROAD COMPANY WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

EXHIBIT C

[SIGNATURE PAGE - AMENDED AND RESTATED CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

GUARANTORS:

~~CENTRAL OHIO COAL COMPANY~~

~~CONSOLIDATION COAL COMPANY~~

~~EIGHTY-FOUR MINING COMPANY~~

HELVETIA COAL COMPANY

ISLAND CREEK COAL COMPANY

~~KEYSTONE COAL MINING CORPORATION~~

LAUREL RUN MINING ~~COMPANY~~

~~McELROY COAL COMPANY~~

~~SOUTHERN OHIO COAL COMPANY~~

~~TWIN RIVERS TOWING~~ COMPANY

WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

GUARANTORS:

CONRHEIN COAL COMPANY

By:	~~CONSOLIDATION COAL~~CONSOL MINING
HOLDING COMPANY LLC, a general partner

By:
Name: Daniel S. Cangilla Title: Treasurer

[SIGNATURE PAGE—AMENDED AND RESTATED CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

GUARANTOR: CONSOL FINANCIAL INC.

By:
Name: Christopher C. Jones Title: Vice President and Secretary

[Signature Page to CNX Gas Guaranty Agreement]

~~EXECUTION VERSION~~EXHIBIT D

CNX GAS CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP

This Amended and Restated CNX Gas Continuing Agreement of Guaranty and Suretyship (this “Guaranty”), dated as of April 12, 2011, and as amended as of December 5, 2013, is jointly and severally given by each of the EACH OF THE UNDERSIGNED and EACH OF THE PERSONS which becomes a Guarantor hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders, as defined below (the “Administrative Agent”), in connection with that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among, CONSOL Energy Inc., a Delaware corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Administrative Agent, Bank of America, N.A. as Syndication Agent, and the Lenders now or hereafter party thereto (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty. This is the “CNX Gas Guaranty Agreement” referred to in the Credit Agreement.

1. Guarantied Obligations. To induce the Administrative Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Administrative Agent and each Lender, and becomes surety, as though it was a primary obligor for, the full, strict and indefeasible payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of: (i) all Obligations, including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Borrower or any other Guarantor to the Administrative Agent or any of the Lenders, under or in connection with the Credit Agreement, any other Loan Document or any Specified Swap Agreement or Other Lender Provided Financial Service Product, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to any of the Loan Parties or that would have arisen or accrued but for the commencement of such proceeding (including without limitation, interest after default), even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents, or any Specified Swap Agreement or Other Lender Provided Financial Service Product, from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents, ~~or~~ any Specified Swap Agreement or Other Lender Provided Financial Service Product, or are made in circumstances in which any condition to extension of credit is not satisfied), (ii) any obligation or liability of any of the Loan Parties arising out

[Signature Page to CNX Gas Guaranty Agreement]

of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Administrative Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Administrative Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (iii) any amendments, extensions, renewals and increases of or to any of the foregoing (all of the foregoing obligations, liabilities and indebtedness, subject to the proviso in this sentence, are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”); provided that, with respect to each Guarantor, the Guarantied Obligations shall exclude any Excluded Swap Obligations. Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Administrative Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assigns or otherwise transfers all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person as provided by the Loan Documents, by the Specified Swap Agreements or by the Other Lender Provided Financial Service Products. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows:

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations when due and payable, after the expiration of any applicable cure periods, immediately upon demand of the Administrative Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in U.S. Dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature. Each Guarantor further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Lender in favor of any Borrower or any other person.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Lender, the Administrative Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity, except for, and to the extent of, payment and performance of the Guaranteed Obligations. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial ~~Services~~Service Products. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations

and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, or any rights of the Administrative Agent or the Lenders or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of the Guarantied Obligations (whether or not contemplated by the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents, Specified Swap Agreements or Other Lender Provided Financial ~~Services~~Service Products; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Administrative Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guarantied Obligations, other than, and to the extent of, payment and performance of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 17 hereof, and each Guarantor affirms that its obligations shall continue hereunder undiminished.

4. Waivers, etc. Each of the Guarantors hereby waives any defense to (other than, and to the extent of, the defense of prior payment and performance of the Guarantied Obligations) or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) Except as may be expressly contemplated by the Credit Agreement or the other Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products, all notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, Specified Swap Agreements or Other Lender Provided Financial Service Products, and any requirement that any Guarantor receive notice of any such acceptance;

(c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Administrative Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) Any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon Payment In Full, and provided that none of the other obligations referred to in Section 1(ii) hereof are then in default, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or the Administrative Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing. The obligations of the Guarantors under this Section 5 shall survive termination of this Guaranty.

6. Subrogation. Each Guarantor waives and agrees that it will not exercise any rights against the Borrower or any other Guarantor arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until Payment In Full. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any of the Guarantors hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Paragraph) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

(b) Payment of Other Taxes by any Guarantor. Without limiting the provisions of paragraph (a) above, each Guarantor shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

(c) Indemnification by the Guarantors. Each Guarantor shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Paragraph) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to such Guarantor by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

(d) Certificate. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to an Official Body, such Guarantor shall deliver to the Administrative Agent, the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Tax Provisions Incorporated By Reference. Notwithstanding the foregoing, with respect to any and all payments by or on account of any obligation of the Guarantors hereunder, the provisions of Section 5.9 [Taxes] of the Credit Agreement are cross-referenced, incorporated herein and shall apply to the Administrative Agent, each Lender, Issuing Lender and any Guarantor as if such Guarantor is, in fact, the Borrower; provided, however, that no Guarantor shall have any obligation under this Section 8 [Taxes] in excess of such Guarantor’s Guarantied Obligations.

9. Representations and Warranties. Each Guarantor makes the representations and warranties set forth in Section 6.1.1, 6.1.3, 6.1.4, 6.1.5, 6.1.11, 6.1.12, 6.1.16 and 6.1.25 of the Credit Agreement, mutatis mutandis, as to itself and its Subsidiaries as if it were a “Loan Party” referred to thereunder.

10. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to the Credit Agreement and in the manner provided in Section 11.5.1 [Notices Generally] of the Credit Agreement or in a Joinder. The Administrative Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

11. Counterparts; Telecopy Signatures. This Guaranty may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Administrative Agent) shall be effective as delivery of a manually executed signature page to this Guaranty.

12. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Administrative Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Administrative Agent, or any subsidiary or affiliate of any Lender or the Administrative Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or any Lender or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Administrative Agent or any of the Lenders. The rights of the Administrative Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Administrative Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document, Specified Swap Agreements or Other Lender Provided Financial Service Products shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Administrative Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the Administrative Agent or any of the Lenders and any holder of a participation in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Administrative Agent and the Lenders as provided in this Section (regardless whether such affiliate or participant otherwise would be deemed a creditor of any Guarantor).

(b) Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of the Borrower, such amount shall be held in trust for the benefit of each Lender and the Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guarantied Obligations when due and payable.

13. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the Lenders, or any of them, and their successors and assigns except that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement. Without limitation of the foregoing, the Administrative Agent and the Lenders, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other Person as provided and permitted by the Credit Agreement and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents, Specified Swap Agreements or Other Lender Provided Financial Service Products) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Lenders in this Guaranty or otherwise.

15. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAVIER OF JURY TRIAL.

(i) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE

UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(ii) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

(iii) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION] OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY

(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16. Severability; Modification to Conform to Law.

(a) The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding Subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Administrative Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents, the Specified Swap Agreements and the Other Lender Provided Financial Service Products and the value of the benefits described in Section 19(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents, the Specified Swap Agreements or Other Lender Provided Financial Service Products, or

(ii) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

17. Additional Guarantors. CNX Gas hereby agrees that if any Subsidiary of CNX Gas becomes a “Loan Party” or “Guarantor” under the CNX Gas Credit Agreement, CNX Gas shall cause such Subsidiary, concurrently therewith, to deliver to the Administrative Agent a joinder to this Guaranty in the form of Exhibit A hereto (a “Joinder”). No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

18. Joint and Several Obligations. The obligations and additional liabilities of each and every Guarantor under this Guaranty are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Guarantied Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Administrative Agent and the Lenders to make the Loans, and that the Administrative Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and the Administrative Agent hereby reserve all rights against each Guarantor.

19. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents, any Specified Swap Agreement and any Other Lender Provided Financial Service Product, and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents to the extent applicable to such Guarantor.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

20. Release of Guarantor. In the event that any Guarantor ceases to be a “Loan Party” and “Guarantor” under the CNX Gas Credit Agreement, such Guarantor shall currently be released from this Guaranty automatically and without further action, and this Guaranty shall, as to such Guarantor, terminate and have no further force or effect. The Administrative Agent agrees to execute an instrument evidencing such release in form and substance satisfactory to the Administrative Agent upon request of CNX Gas and certification by CNX Gas that such Guarantor has ceased to be a “Loan Party” and “Guarantor” under the CNX Gas Credit Agreement. In connection with the merger of the Guarantor into another CNX Gas Loan Party, this Guaranty will be assumed (as a matter of law) by such other CNX Gas Loan Party and will, together with any Guaranty of the Guarantied Obligations by such other CNX Gas Loan Party, constitute a single Guaranty.

22. Keepwell. Each Qualified Eligible Contract Participant Guarantor (as defined below) at the time the guarantee under this Guaranty by any Specified Guarantor (as defined below), or the grant by such Guarantor of a security interest to secure such guarantee, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Guarantor with respect to such Swap Obligation as may be needed by such Specified Guarantor from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified Eligible Contract Participant Guarantor’s obligations and undertakings under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified Eligible Contract Participant Guarantor under this Section shall remain in full force and effect until Payment in Full. Each Qualified Eligible Contract Participant Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Guarantor for all purposes of the Commodity Exchange Act. For purposes hereof (i) “Qualified Eligible Contract Participant Guarantor” shall mean, at any time, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act and (ii) “Specified Guarantor” shall mean any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to this Section 22).

~~21.~~23. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision.

(b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Administrative Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Lender and the Administrative Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney’s fees, incurred by the Administrative Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and the Administrative Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or the Administrative Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or the Administrative Agent (i) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (ii) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; (iii) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or the Administrative Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Administrative Agent or any Lender of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty and the Credit Agreement supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto and relating to the transactions provided for herein and therein.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Administrative Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[SIGNATURE PAGES FOLLOW]

~~EXECUTION VERSION~~

[SIGNATURE PAGE—CNX GAS GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

GUARANTORS:

CNX GAS CORPORATION

By:
Name:
Title:

CNX GAS COMPANY LLC

By:
Name:
Title:

CARDINAL STATES GATHERING COMPANY

By:	CNX Gas Company LLC, as Partnership Manager

By:
Name:
Title:

KNOX ENERGY, LLC

By:
Name:
Title:

[SIGNATURE PAGE—CNX GAS GUARANTY AGREEMENT]

COALFIELD PIPELINE COMPANY

By:
Name:
Title:

MOB CORPORATION

By:
Name:
Title:

EXHIBIT A to EXHIBIT D to AMENDMENT NO. 1

FORM OF

CNX GAS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS CNX GAS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT (“CNX GAS GUARANTOR JOINDER”) is made as of             , 20__, by                     , a             [corporation/partnership/limited liability company] (the “New Guarantor”).

Background

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of April ~~[    ],~~12, 2011 (as the same may be amended, supplemented, restated or modified from time to time, the (“Credit Agreement”), by and among Consol Energy Inc., a Delaware corporation (“Borrower”), each of the other Loan Parties now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Bank of America, N.A., as Syndication Agent; (ii) the CNX Gas Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated as of April ~~[    ],~~12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “Guaranty”), of CNX Gas and the other CNX Gas Loan Parties given to the Administrative Agent for the benefit of the Lenders; and (iii) the CNX Gas Intercompany Subordination Agreement, dated as of April ~~[    ],~~12, 2011, as the same may be amended, restated, supplemented or modified from time to time (the “CNX Gas Intercompany Subordination Agreement”), among the Loan Parties, and the CNX Gas Loan Parties and the Administrative Agent for the benefit of the Lenders.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein.

New Guarantor hereby becomes a Guarantor under the terms of the Guaranty and in consideration of the value of the synergistic and other benefits received by New Guarantor as a result of being or becoming affiliated with the Borrower and the Guarantors, New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of, a “Guarantor” (including, if applicable, as a Qualified Eligible Contract Participant Guarantor), jointly and severally with the existing Guarantors under the Guaranty, a “Company” and a “CNX Gas Loan Party” jointly and severally with the existing “Companies” and “CNX Gas Loan Parties” under the CNX Gas Intercompany Subordination Agreement and, New Guarantor hereby agrees that from the date hereof and until Payment In Full, New Guarantor shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Gas Guaranty and the CNX Gas Intercompany Subordination Agreement jointly and severally with the existing parties thereto. Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 9 of the Guaranty is true and correct as to New Guarantor on and as of the date hereof and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, Guaranty and the CNX Gas Intercompany Subordination Agreement.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, Guaranty and the CNX Gas Intercompany Subordination Agreement.

In furtherance of the foregoing, upon the request of the Administrative Agent, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Administrative Agent to carry out more effectively the provisions and purposes of this CNX Gas Guarantor Joinder and the other Loan Documents.

New Guarantor acknowledges and agrees that a telecopy transmission or electronic copy (with confirmation of receipt) to the Administrative Agent or any Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

[SIGNATURE PAGE 1 OF 1 OF CNX GAS GUARANTOR

JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this CNX Gas Guarantor Joinder and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written with the intention that this CNX Gas Guarantor Joinder constitute a sealed instrument.

NEW GUARANTOR:

(SEAL)	By:

Name:
Title:

Acknowledged:

CONSOL ENERGY INC.,

as Borrower

By:
Name: Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name: Title: